As filed with the Securities and Exchange Commission on April 28, 2009

1933 Act File No. 002-82572

1940 Act File No. 811-03690

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ X ]
Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. 33	[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ X ]
Amendment No. 33	[ X ]
(Check appropriate box or boxes.)

FIRST INVESTORS TAX EXEMPT FUNDS

(Exact Name of Registrant as Specified in Charter)

110 Wall Street
New York, New York 10005
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 858-8000

Larry Lavoie, Esq.
First Investors Tax Exempt Funds

110 Wall Street
New York, New York 10005

(Name and Address of Agent for Service)

Copy to:

Francine J. Rosenberger, Esq.

K&L Gates LLP

1601 K Street, NW

Washington, D.C. 20006-1601

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	on May 1, 2009 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FIRST INVESTORS TAX EXEMPT FUNDS

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus for First Investors Tax Exempt Funds

Statement of Additional Information Part I for First Investors Tax Exempt Funds

Combined Statement of Additional Information Part II for all First Investors Funds

Part C – Other Information

Signature Page

Exhibits

Tax Exempt Funds

Insured Tax Exempt
Insured Tax Exempt II
Single State Insured Tax Exempt

• California
• connecticut
• massachusetts
• michigan
• minnesota
• new Jersey
• new York
• north Carolina
• ohio
• oregon
• pennsylvania
• VirginIA

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

the date of this

P R O S P E C T U S

     is may 1, 2009

CONTENTS

INTRODUCTION	1
FUND DESCRIPTIONS	2
Insured Tax Exempt Fund	2
Insured Tax Exempt Fund II	9
Single State Insured Tax Exempt Funds	16

California	Minnesota	Ohio
Connecticut	New Jersey	Oregon
Massachusetts	New York	Pennsylvania
Michigan	North Carolina	Virginia

FUND MANAGEMENT	39
BUYING AND SELLING SHARES	40
How and when do the Funds price their shares?	40
How do I open an account?	41
What about accounts with multiple owners or representatives?	41
How do I make subsequent transactions?	42
How are transactions processed?	43
What are the sales charges?	45
Are sales charge discounts and waivers available?	47
What are the Funds’ policies on frequent trading in the shares of the Funds?	50
ACCOUNT POLICIES	52
What about dividends and capital gain distributions?	52
What about taxes?	52
What if my account falls below the minimum account requirement?	53
Householding policy	53
Other account privileges and policies	53
Financial Highlights	54
Insured Tax Exempt Fund	55
Insured Tax Exempt Fund II	57
Single State Insured Tax Exempt Funds	59

California	Minnesota	Ohio
Connecticut	New Jersey	Oregon
Massachusetts	New York	Pennsylvania
Michigan	North Carolina	Virginia

INTRODUCTION

This prospectus describes the First Investors Funds that invest primarily in tax exempt municipal securities.

Each individual Fund description in this prospectus provides an explanation of the Fund’s objectives, principal investment strategies and risks, performance, fees and expenses. To help you decide which Funds may be right for you, we have included in each section examples of who should consider buying the Fund.

If you are interested in a municipal bond fund that diversifies its assets nationally among bonds of different states, you should consider the Insured Tax Exempt Fund or Insured Tax Exempt Fund II. If you are interested in a municipal bond fund that invests primarily in the bonds of a single state, you should consider one of our Single State Insured Tax Exempt Funds.

None of the Funds in this prospectus pursues a primary strategy of allocating its assets among stocks, bonds, and money market instruments. For most investors, a complete investment program should include each of these asset classes. While stocks have historically outperformed other categories of investments over long periods of time, they generally carry higher risks. There have also been extended periods during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program can result in a loss.

The investment objective of each Fund is non-fundamental, which means that the Board of Trustees may change the investment objective of each Fund without shareholder approval. The Board may take such action when it believes that a change in the objective is necessary or appropriate in light of market circumstance or other events.

FUND DESCRIPTIONS

Insured Tax Exempt Fund

What are the Insured Tax Exempt Fund’s objective, principal investment strategies, and principal risks?

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax (“AMT”).

Principal Investment Strategies:

The Fund attempts to invest all of its assets in municipal securities that pay interest that is exempt from federal income tax, including the AMT. Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal securities that pay interest that is exempt from federal income tax, including the AMT. This is a fundamental investment policy that can only be changed by shareholder approval.

Municipal securities are bonds and notes that are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands), or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.

The Fund generally invests in municipal securities that are insured as to the timely payment of interest and principal. The Fund may purchase municipal bonds that have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities that are insured as to the timely payment of interest and principal as described above by independent insurance companies that are rated as investment grade by at least one nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”). The insurance company ratings are determined at the time the securities are purchased by the Fund. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

To the extent the Fund invests in uninsured securities, it will generally restrict such investments to securities that are rated, at the time of purchase, as investment grade by at least one NRSRO or that are unrated but are determined by the Fund’s Adviser to be of investment grade quality.

The Fund generally pursues its objective of providing shareholders with a high level of tax exempt interest by investing in municipal bonds with maturities of fifteen years or more ("long-term" municipal bonds). Long-term municipal bonds generally offer higher yields than comparable municipal bonds with shorter maturities. However, they are subject to greater fluctuations in value in response to interest rate changes than municipal bonds with shorter maturities.

The Fund may continue to hold bonds after they have been purchased without regard to their maturities. For example, consistent with its investment objective, the Fund may retain bonds purchased in the past that have yields that are higher than those that are available in the current interest rate environment.

The Fund may also buy and sell municipal securities of any maturity to adjust the duration of its portfolio. Duration is a measurement of a bond's sensitivity to changes in interest rates. For example, if the Fund believes that interest rates are likely to rise, it may attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

The Fund may invest in variable rate and floating rate municipal securities. Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes.

The Fund may also invest in derivative securities, including inverse floaters and interest rate swaps, to increase income, hedge against changes in interest rates or to enhance potential return. Derivative securities are instruments that derive their values from other instruments, securities, or indices.

In selecting investments, the Fund considers, among other factors, a security’s maturity, coupon and yield, relative value, credit quality and call protection, as well as the outlook for interest rates and the economy.

The Fund may sell a security for a variety of reasons, including to adjust the Fund's duration, to replace it with another security that offers a higher yield or better relative value, to respond to a deterioration in its credit quality, or to raise cash to meet redemptions. The Fund will not necessarily sell an investment if its rating or the rating of a company that insures the security is reduced or there is a default by the issuer. The Fund generally takes taxes into consideration in deciding whether to sell an investment. Thus, the Fund may decide not to sell a security if it would result in a capital gain distribution for shareholders.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions, including the unavailability of bonds that are insured by companies that are rated as investment grade by at least one NRSRO. When the Fund is so invested, it may not achieve its investment objective.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

Principal Risks:

Any investment carries with it some level of risk. Here are the principal risks of investing in the Insured Tax Exempt Fund:

Interest Rate Risk:

The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. Since the Fund invests in long-term municipal bonds, the Fund's net asset value could decline significantly as a result of interest rate changes.

Interest rate risk also includes the risk that the yields on municipal securities will decline as interest rates decline. Some investments that the Fund buys may give the issuer the option to “call” or redeem these investments before their maturity dates. If investments mature or are “called” during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

Credit Risk:

This is the risk that an issuer of securities will be unable to pay interest or principal when due. A municipal issuer’s ability to pay interest and principal on its debt obligations may be adversely affected by a variety of factors, including but not limited to:

(i)	A downturn in the national or local economy;
(ii)	Adverse political or regulatory developments at the local, state or federal level;
(iii)	Erosion of taxes or other revenues supporting debt obligations;
(iv)	Constitutional, legislative, executive or voter-initiated limits on borrowing, spending, or raising taxes;
(v)	Natural disasters, terrorist acts, or energy shortages;
(vi)	Litigation, including potential lawsuits challenging the Constitutionality or legality of the issuance of municipal debt; and
(vii)	In the case of revenue bonds, failure of the revenue generated to meet levels sufficient to satisfy debt obligations.

A downgrade in an issuer’s credit rating or other adverse news about the issuer can reduce the market value of the issuer’s securities even if the issuer is not in default.

While insurance may provide protection against a default by an issuer, such insurance does not entirely eliminate credit risk because the insurer may not be financially able to pay interest and principal on the securities that they insure and not all of the securities held by the Fund are insured. Many companies that insure municipal securities have also written insurance on mortgage related securities, including subprime mortgage securities and other types of higher risk securities. The exposure of these companies to mortgage related securities and other higher risk obligations has raised questions about the adequacy of their capital, their ability to pay claims and their ratings. Some insurers had their credit ratings downgraded and/or have been put on credit watches. In the event that the credit rating of an insurance company is downgraded, the market values of the securities insured by such company may be negatively affected. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund’s yield as the Fund must pay for the insurance directly or indirectly.

Market Risk:

The Fund is subject to market risk. Municipal securities in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. They may also decline in value even if the overall market is doing well. While the Fund generally invests in municipal securities that are insured as to timely payment of interest and principal, insurance does not protect the Fund against fluctuations in the market values of such bonds or the share price of the Fund.

Derivative Securities Risk:

Investments in derivative securities can increase the volatility of the Fund’s share price and expose the Fund to significant additional costs and potential investment losses. Inverse floaters tend to fluctuate significantly more in price in response to changes in interest rates than other municipal securities. Interest rate swaps may result in losses if interest rates do not move as expected or if the counter-parties are unable to satisfy their obligations. Moreover, derivative securities may be difficult or impossible to sell or value due to the lack of a secondary trading market.

Tax Risks:

Interest on municipal debt could be taxable at the federal, state or local level due to, among other things, a change in the law, an Internal Revenue Service ruling, or a judicial decision, such as a holding that debt was issued in violation of a Constitutional or statutory requirement. The Fund may also invest in securities that pay interest that is subject to federal income tax, including the AMT.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations. This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who should consider buying the Insured Tax Exempt Fund?

The Insured Tax Exempt Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

•	Are seeking a relatively conservative investment which provides a high degree of credit quality,

•	Are seeking income that is exempt from federal income tax, including the AMT,

•	Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility to achieve this goal, and

•	Have a long-term investment horizon and are able to ride out market cycles.

The Insured Tax Exempt Fund is generally not appropriate for investors who are seeking an investment that does not fluctuate in value, investors who are in very low tax brackets, retirement accounts and corporate or similar business accounts. Different tax rules apply to corporations and other entities.

How has the Insured Tax Exempt Fund performed?

The following information shows how the Fund’s performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the annual total returns of the Fund’s Class A shares over the past ten calendar years ended

December 31. The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

Insured Tax Exempt Fund

During the periods shown, the highest quarterly return was 5.50% (for the quarter ended September 30, 2002), and the lowest quarterly return was -3.13% (for the quarter ended September 30, 2008).

The following table shows the average annual total returns for the Fund’s Class A and Class B shares, assuming reinvestment of dividends and other distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge (“CDSC”). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown below and do not reflect the impact of state or local taxes. After-tax returns on the sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	-6.47%	0.82%	2.96%
Return After Taxes on Distributions	-6.49%	0.71%	2.80%
Return After Taxes on Distributions and Sale of Fund Shares	-2.78%	1.09%	2.98%
Class B Shares
Return Before Taxes	-5.17%	0.98%	2.97%
Index
Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)*	-3.95%	2.68%	4.40%

* The Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

What are the fees and expenses of the Insured Tax Exempt Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)	Class A Shares	Class B Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	None*	4.00%**

* A CDSC of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
** 4.00% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Management Fees (1)	Distribution and Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses (2)
Class A Shares	0.59%	0.30%	0.13%	1.02%
Class B Shares	0.59%	1.00%	0.13%	1.72%

(1) The Adviser has contractually agreed with the Fund’s Board of Trustees (“Board”) to waive Management Fees in excess of 0.53% for the Fund’s Class A shares and Class B shares for the fiscal year ending December 31, 2009. The Board may change or eliminate this fee waiver at any time. For the fiscal year ended December 31, 2008, the Adviser waived Management Fees in the amount of 0.06% and, as a result, the Fund’s net expenses were 0.96% for Class A shares and 1.66% for Class B shares.

(2) The Fund has an expense offset arrangement that may reduce the Fund’s custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Other Expenses or Total Annual Fund Operating Expenses.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund’s operating expenses remain the same, except for year one, which is net of fees waived. Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
If you redeem your shares:
Class A shares	$667	$875	$1,100	$1,746
Class B shares	$569	$836	$1,128	$1,840*
If you do not redeem your shares:
Class A shares	$667	$875	$1,100	$1,746
Class B shares	$169	$536	$928	$1,840*

* Assumes conversion to Class A shares eight years after purchase.

Insured Tax Exempt Fund II

What are the Insured Tax Exempt Fund II’s objectives, principal investment strategies, and principal risks?

Objectives:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax (“AMT”) and, secondarily, total return.

Principal Investment Strategies:

The Fund attempts to invest all of its assets in municipal securities that pay interest that is exempt from federal income tax, including the AMT. Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal securities that pay interest that is exempt from federal income tax, including the AMT. This is a fundamental investment policy that can only be changed by shareholder approval.

Municipal securities are bonds and notes that are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands), or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.

The Fund generally invests in municipal securities that are insured as to the timely payment of interest and principal. The Fund may purchase municipal bonds that have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities that are insured as to the timely payment of interest and principal as described above by independent insurance companies that are rated as investment grade by at least one nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”). The insurance company ratings are determined at the time the securities are purchased by the Fund. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

To the extent the Fund invests in uninsured securities, it will generally restrict such investments to securities that are rated, at the time of purchase, as investment grade by at least one NRSRO or that are unrated but are determined by the Fund’s Adviser to be of investment grade quality.

The Fund generally pursues its objective of providing shareholders with a high level of tax exempt interest by investing in municipal bonds with maturities of fifteen years or more ("long-term" municipal bonds). Long-term municipal bonds generally offer higher yields than comparable municipal bonds with shorter maturities. However, they are subject to greater fluctuations in value in response to interest rate changes than municipal bonds with shorter maturities.

The Fund may continue to hold bonds after they have been purchased without regard to their maturities. For example, consistent with its investment objective, the Fund may retain bonds purchased in the past that have yields that are higher than those that are available in the current interest rate environment.

The Fund may also buy and sell municipal securities of any maturity to adjust the duration of its portfolio. Duration is a measurement of a bond's sensitivity to changes in interest rates. For example, if the Fund believes that interest rates are likely to rise, it may attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

The Fund may invest in variable rate and floating rate municipal securities. Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes.

The Fund may also invest in derivative securities, including inverse floaters and interest rate swaps, to increase income, hedge against changes in interest rates or to enhance potential return. Derivative securities are instruments that derive their values from other instruments, securities, or indices.

In selecting investments, the Fund considers, among other factors, a security’s maturity, coupon and yield, relative value, credit quality and call protection, as well as the outlook for interest rates and the economy.

The Fund may sell a security for a variety of reasons, including to adjust the Fund's duration, to replace it with another security that offers a higher yield or better relative value, to respond to a deterioration in its credit quality, or to raise cash to meet redemptions. The Fund will not necessarily sell an investment if its rating or the rating of a company that insures the security is reduced or there is a default by the issuer. The Fund generally takes taxes into consideration in deciding whether to sell an investment. Thus, the Fund may decide not to sell a security if it would result in a capital gain distribution for shareholders.

The Fund seeks total return through actively trading to take advantage of relative value opportunities in the municipal bond market. As a result, the Fund may, at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return and yield for the Fund.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions, including the unavailability of bonds that are insured by companies that are rated as investment grade by at least one NRSRO. When the Fund is so invested, it may not achieve its investment objectives.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

Principal Risks:

Any investment carries with it some level of risk. Here are the principal risks of investing in the Insured Tax Exempt Fund II:

Interest Rate Risk:

The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. Since the Fund invests in long-term municipal bonds, the Fund's net asset value could decline significantly as a result of interest rate changes.

Interest rate risk also includes the risk that the yields on municipal securities will decline as interest rates decline. Some investments that the Fund buys may give the issuer the option to

“call” or redeem these investments before their maturity dates. If investments mature or are “called” during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

Credit Risk:

This is the risk that an issuer of securities will be unable to pay interest or principal when due. A municipal issuer’s ability to pay interest and principal on its debt obligations may be adversely affected by a variety of factors, including but not limited to:

(i)	A downturn in the national or local economy;
(ii)	Adverse political or regulatory developments at the local, state or federal level;
(iii)	Erosion of taxes or other revenues supporting debt obligations;
(iv)	Constitutional, legislative, executive or voter-initiated limits on borrowing, spending, or raising taxes;
(v)	Natural disasters, terrorist acts, or energy shortages;
(vi)	Litigation, including potential lawsuits challenging the Constitutionality or legality of the issuance of municipal debt; and
(vii)	In the case of revenue bonds, failure of the revenue generated to meet levels sufficient to satisfy debt obligations.

A downgrade in an issuer’s credit rating or other adverse news about the issuer can reduce the market value of the issuer’s securities even if the issuer is not in default.

While insurance may provide protection against a default by an issuer, such insurance does not entirely eliminate credit risk because the insurer may not be financially able to pay interest and principal on the securities that they insure and not all of the securities held by the Fund are insured. Many companies that insure municipal securities have also written insurance on mortgage related securities, including subprime mortgage securities and other types of higher risk securities. The exposure of these companies to mortgage related securities and other higher risk obligations has raised questions about the adequacy of their capital, their ability to pay claims and their ratings. Some insurers had their credit ratings downgraded and/or have been put on credit watches. In the event that the credit rating of an insurance company is downgraded, the market values of the securities insured by such company may be negatively affected. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund’s yield as the Fund must pay for the insurance directly or indirectly.

Market Risk:

The Fund is subject to market risk. Municipal securities in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. They may also decline in value even if the overall market is doing well. While the Fund generally invests in municipal securities that are insured as to timely payment of interest and principal, insurance does not protect the Fund against fluctuations in the market values of such bonds or the share price of the Fund.

Derivative Securities Risk:

Investments in derivative securities can increase the volatility of the Fund’s share price and expose the Fund to significant additional costs and potential investment losses. Inverse floaters tend to fluctuate significantly more in price in response to changes in interest rates than other municipal securities. Interest rate swaps may result in losses if interest rates do not move as expected or if the counter-parties are unable to satisfy their obligations. Moreover, derivative securities may be difficult or impossible to sell or value due to the lack of a secondary trading market.

Tax Risks:

Interest on municipal debt could be taxable at the federal, state or local level due to, among other things, a change in the law, an Internal Revenue Service ruling, or a judicial decision, such as a holding that debt was issued in violation of a Constitutional or statutory requirement. The Fund may also invest in securities that pay interest that is subject to federal income tax, including the AMT.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations. This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who should consider buying the Insured Tax Exempt Fund II?

The Insured Tax Exempt Fund II may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

•	Are seeking a relatively conservative investment which provides a high degree of credit quality,

•	Are seeking income that is exempt from federal income tax, including the AMT,

•	Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility to achieve this goal, and

•	Have a long-term investment horizon and are able to ride out market cycles.

The Insured Tax Exempt Fund II is generally not appropriate for investors who are seeking an investment that does not fluctuate in value, investors who are in very low tax brackets, retirement accounts and corporate or similar business accounts. Different tax rules apply to corporations and other entities.

How has the Insured Tax Exempt Fund II performed?

The following information shows how the Fund’s performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the annual total returns of the Fund’s Class A shares over the past ten calendar years ended December 31. The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

Insured Tax Exempt Fund II

During the periods shown, the highest quarterly return was 6.09% (for the quarter ended September 30, 2002), and the lowest quarterly return was -5.33% (for the quarter ended September 30, 2008).

The following table shows the average annual total returns for the Fund’s Class A and Class B shares, assuming reinvestment of dividends and other distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge (“CDSC”). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown below and do not reflect the impact of state or local taxes. After-tax returns on the sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

	1 Year	5 Years	Class A (10 Years)	Class B (Life of Class*)
Class A Shares
Return Before Taxes	-6.68%	1.66%	4.16%	N/A
Return After Taxes on Distributions	-6.68%	1.47%	3.84%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-3.16%	1.70%	3.86%	N/A
Class B Shares
Return Before Taxes	-5.51%	1.76%	N/A	3.93%
Index
Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)**	-3.95%	2.68%	4.40%	4.31%

* Class B shares commenced operations on 12/18/00. The return shown for the Index is for the period 12/31/00 to 12/31/08.
** The Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

What are the fees and expenses of the Insured Tax Exempt Fund II?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)	Class A Shares	Class B Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	None*	4.00%**

* A CDSC of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
** 4.00% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Management Fees (1)	Distribution and Service (12b-1) Fees	Other Expenses (2)	Total Annual Fund Operating Expenses (2)
Class A Shares	0.60%	0.30%	0.18%	1.08%
Class B Shares	0.60%	1.00%	0.18%	1.78%

(1) The Adviser has contractually agreed with the Fund’s Board of Trustees (“Board”) to waive Management Fees in excess of 0.53% for the Fund’s Class A shares and Class B shares for the fiscal year ending December 31, 2009. The Board may change or eliminate this fee waiver at any time. For the fiscal year ended December 31, 2008, the Adviser waived Management Fees in the amount of 0.07% and, as a result, the Fund’s net expenses were 1.01% for Class A shares and 1.7s1% for Class B shares.

(2) The Fund has an expense offset arrangement that may reduce the Fund’s custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Other Expenses or Total Annual Fund Operating Expenses.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund’s operating expenses remain the same, except for year one, which is net of fees waived. Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
If you redeem your shares:
Class A shares	$672	$892	$1,130	$1,811
Class B shares	$574	$853	$1,158	$1,904*
If you do not redeem your shares:
Class A shares	$672	$892	$1,130	$1,811
Class B shares	$174	$553	$958	$1,904*

* Assumes conversion to Class A shares eight years after purchase.

Single State Insured Tax Exempt Funds

What are the Single State Insured Tax Exempt Funds’ objectives, principal investment strategies, and principal risks?

Objectives:

Each of the Single State Insured Tax Exempt Funds seeks a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state. Each Fund also seeks income that is not a tax preference item for purposes of the federal alternative minimum tax (“AMT”).

Principal Investment Strategies:

Each Fund attempts to invest all of its assets in municipal securities that pay interest that is exempt from both federal income tax, including the AMT, and any applicable state income tax for individual residents of the state identified in the name of the Fund. Under normal circumstances, at least 80% of each Fund's net assets will be invested in municipal securities that pay interest that is exempt from federal income tax, including the AMT. This is a fundamental investment policy that can only be changed by shareholder approval.

Municipal securities are bonds and notes that are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands), or their respective agencies, instrumentalities and authorities.

Each Fund generally concentrates its assets in municipal bonds and securities of a particular state in order to produce income that is exempt from that state’s income tax for individual residents of the state. For example, the New York Fund generally invests in New York bonds, the New Jersey Fund generally invests in New Jersey bonds, and so on. However, each Fund, other than the Minnesota Fund, may also invest significantly in municipal securities that are issued by U.S. commonwealths, possessions, or territories, such as Puerto Rico, if the interest produced is exempt from state income taxes for residents of the particular state. Under normal circumstances, the Minnesota Fund will invest only in Minnesota municipal obligations. In certain cases, the interest paid by a Fund may also be exempt from local taxes. For example, for resident shareholders of New York, any exempt-interest dividends paid by the New York Fund would also be exempt from New York City tax.

The Funds generally invest in municipal securities that are insured as to the timely payment of interest and principal. The Funds may purchase municipal bonds that have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Funds.

Under normal circumstances, each Fund will invest at least 80% of its net assets in securities that are insured as to the timely payment of interest and principal as described above by independent insurance companies that are rated as investment grade by at least one nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”). The insurance company ratings are determined at the time the securities are purchased by the Fund. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

To the extent the Funds invest in uninsured securities, they will generally restrict such investments to securities that are rated, at the time of purchase, as investment grade by at least one NRSRO or that are unrated but are determined by the Funds’ Adviser to be of investment grade quality.

The Funds generally pursue their objectives of providing shareholders with a high level of tax exempt interest by investing in municipal bonds with maturities of fifteen years or more ("long-term" municipal bonds). Long-term municipal bonds generally offer higher yields than comparable municipal bonds with shorter maturities. However, they are subject to greater fluctuations in value in response to interest rate changes than municipal bonds with shorter maturities.

The Funds may continue to hold bonds after they have been purchased without regard to their maturities. For example, consistent with their investment objectives, the Funds may retain bonds purchased in the past that have yields that are higher than those that are available in the current interest rate environment.

The Funds may also buy and sell municipal securities of any maturity to adjust the duration of its portfolio. Duration is a measurement of a bond's sensitivity to changes in interest rates. For example, if the Funds believe that interest rates are likely to rise, they may attempt to reduce their durations by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

Each Fund may invest in variable rate and floating rate municipal securities. Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes.

The Funds may also invest in derivative securities, including inverse floaters and interest rate swaps, to increase income, hedge against changes in interest rates or to enhance potential returns. Derivative securities are instruments that derive their values from other instruments, securities, or indices.

In selecting investments, the Funds consider, among other factors, a security’s maturity, coupon and yield, relative value, credit quality and call protection, as well as the outlook for interest rates and the economy.

The Funds may sell a security for a variety of reasons, including to adjust the Funds’ duration, to replace it with another security that offers a higher yield or better relative value, to respond to a deterioration in its credit quality, or to raise cash to meet redemptions. The Funds will not necessarily sell investments if their ratings or the rating of a company that insures the security are reduced or there is a default by the issuer. The Funds generally take taxes into consideration in deciding whether to sell an investment. Thus, the Funds may decide not to sell a security if it would result in a capital gain distribution for shareholders.

The Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions, including the unavailability of bonds that are insured by companies that are rated as investment grade by at least one NRSRO. When the Funds are so invested, they may not achieve their investment objectives.

Information on the Funds’ recent strategies and holdings can be found in the most recent annual report, and information concerning the Funds’ policies and procedures with respect to disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (see back cover).

Principal Risks:

Any investment carries with it some level of risk. Here are the principal risks of investing in the Single State Insured Tax Exempt Funds:

Interest Rate Risk:

The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. Since the Funds invest in long-term municipal bonds, each Fund’s net asset value could decline significantly as a result of interest rate changes.

Interest rate risk also includes the risk that the yields on municipal securities will decline as interest rates decline. Some investments that the Funds buy may give the issuer the option to “call” or redeem these investments before their maturity dates. If investments mature or are “called” during a time of declining interest rates, the Funds will have to reinvest the proceeds in investments offering lower yields. The Funds also invest in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

Credit Risk:

This is the risk that an issuer of securities will be unable to pay interest or principal when due. A municipal issuer’s ability to pay interest and principal on its debt obligations may be adversely affected by a variety of factors, including but not limited to:

(i)	A downturn in the national or local economy;
(ii)	Adverse political or regulatory developments at the local, state or federal level;
(iii)	Erosion of taxes or other revenues supporting debt obligations;
(iv)	Constitutional, legislative, executive or voter-initiated limits on borrowing, spending, or raising taxes;
(v)	Natural disasters, terrorist acts, or energy shortages;
(vi)	Litigation, including potential lawsuits challenging the Constitutionality or legality of the issuance of municipal debt; and
(vii)	In the case of revenue bonds, failure of the revenue generated to meet levels sufficient to satisfy debt obligations.

A downgrade in an issuer’s credit rating or other adverse news about the issuer can reduce the market value of the issuer’s securities even if the issuer is not in default.

While insurance may provide protection against a default by an issuer, such insurance does not entirely eliminate credit risk because the insurer may not be financially able to pay interest and principal on the securities that they insure and not all of the securities held by each Fund are insured. Many companies that insure municipal securities have also written insurance on mortgage related securities, including subprime mortgage securities and other types of higher risk securities. The exposure of these companies to mortgage related securities and other higher risk obligations has raised questions about the adequacy of their capital, their ability to pay claims and their ratings. Some insurers had their credit ratings downgraded and/or have been put on credit watches. In the event that the credit rating of an insurance company is downgraded, the market values of the securities insured by such company may be negatively affected. It is also important to note that, although insurance may increase the credit safety of investments held by each Fund, it decreases a Fund’s yield as the Fund must pay for the insurance directly or indirectly.

Concentration Risk:

Since each Fund generally invests in the municipal securities of a particular state, each Fund is more vulnerable than more geographically diversified funds to events in a particular state that could reduce the value of municipal securities issued within the state. Such events could include, but are not limited to, economic or demographic factors that may cause a decrease in tax or other revenues for a state or its municipalities, state legislative changes (especially those changes regarding taxes), state constitutional limits on tax increases, judicial decisions declaring particular municipal securities to be unconstitutional or void, budget deficits and financial difficulties such as the 1994 bankruptcy of Orange County, California.

Market Risk:

The Funds are subject to market risk. Municipal securities in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. They may also decline in value even if the overall market is doing well. While each Fund generally invests in municipal securities that are insured as to timely payment of interest and principal, insurance does not protect the Fund against fluctuations in the market values of such bonds or the share price of the Fund.

Derivative Securities Risk:

Investments in derivative securities can increase the volatility of each Fund’s share price and expose each Fund to significant additional costs and potential investment losses. Inverse floaters tend to fluctuate significantly more in price in response to changes in interest rates than other municipal securities. Interest rate swaps may result in losses if interest rates do not move as expected or if the counter-parties are unable to satisfy their obligations. Moreover, derivative securities may be difficult or impossible to sell or value due to the lack of a secondary trading market.

Tax Risks:

Interest on municipal debt could be taxable at the federal, state or local level due to, among other things, a change in the law, an Internal Revenue Service ruling, or a judicial decision, such as a holding that debt was issued in violation of a Constitutional or statutory requirement. The Funds may also invest in securities that pay interest that is subject to federal income tax, including the AMT.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations. This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who should consider buying a Single State Insured Tax Exempt Fund?

A Single State Insured Tax Exempt Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

•	Are seeking a relatively conservative investment which provides a high degree of credit quality,

•	Are seeking income that is exempt from federal income tax, including the AMT, and from state income tax for individual residents of a particular state,

•	Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility, and

•	Have a long-term investment horizon and are able to ride out market cycles.

The Single State Insured Tax Exempt Funds are generally not appropriate for investors who are seeking an investment that does not fluctuate in value, investors who are in very low tax brackets, retirement accounts and corporate or similar business accounts. Different tax rules apply to corporations and other entities.

How have the Single State Insured Tax Exempt Funds performed?

The following information shows how each Fund’s performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in each of the Funds. A Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The bar charts presented show the annual total returns of each Fund’s Class A shares over the past ten calendar years ended December 31. Each Fund also has Class B shares. The performances of Class B shares differ from the performances of Class A shares only to the extent that they do not have the same expenses. The bar charts do not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

The following tables show the average annual total returns for each Fund’s Class A and Class B shares, assuming reinvestment of dividends and other distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge (“CDSC”). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown below and do not reflect the impact of state or local taxes. After-tax returns on the sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.

California

During the periods shown, the highest quarterly return was 6.64% (for the quarter ended September 30, 2002), and the lowest quarterly return was -3.71% (for the quarter ended September 30, 2008).

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	-9.00%	0.73%	3.20%
Return After Taxes on Distributions	-9.02%	0.56%	3.01%
Return After Taxes on Distributions and Sale of Fund Shares	-4.51%	0.97%	3.16%
Class B Shares
Return Before Taxes	-7.93%	0.84%	3.18%
Index
Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)*	-3.95%	2.68%	4.40%

* The Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

Connecticut

During the periods shown, the highest quarterly return was 5.05% (for the quarter ended September 30, 2002), and the lowest quarterly return was -3.65% (for the quarter ended September 30, 2008).

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	-7.71%	0.96%	3.09%
Return After Taxes on Distributions	-7.71%	0.86%	2.99%
Return After Taxes on Distributions and Sale of Fund Shares	-3.75%	1.19%	3.12%
Class B Shares
Return Before Taxes	-6.49%	1.09%	3.07%
Index
Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)*	-3.95%	2.68%	4.40%

* The Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

Massachusetts

During the periods shown, the highest quarterly return was 5.18% (for the quarter ended September 30, 2002), and the lowest quarterly return was -3.48% (for the quarter ended September 30, 2008).

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	-8.51%	0.44%	3.00%
Return After Taxes on Distributions	-8.52%	0.32%	2.86%
Return After Taxes on Distributions and Sale of Fund Shares	-4.17%	0.75%	3.03%
Class B Shares
Return Before Taxes	-7.30%	0.58%	2.98%
Index
Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)*	-3.95%	2.68%	4.40%

* The Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

Michigan

During the periods shown, the highest quarterly return was 5.25% (for the quarter ended September 30, 2002), and the lowest quarterly return was -3.75% (for the quarter ended September 30, 2008).

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	-7.05%	0.75%	2.97%
Return After Taxes on Distributions	-7.05%	0.56%	2.77%
Return After Taxes on Distributions and Sale of Fund Shares	-3.25%	0.98%	2.97%
Class B Shares
Return Before Taxes	-5.78%	0.87%	2.95%
Index
Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)*	-3.95%	2.68%	4.40%

* The Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

Minnesota

During the periods shown, the highest quarterly return was 4.49% (for the quarter ended September 30, 2002), and the lowest quarterly return was -2.94% (for the quarter ended September 30, 2008).

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	-5.28%	1.44%	3.48%
Return After Taxes on Distributions	-5.28%	1.44%	3.48%
Return After Taxes on Distributions and Sale of Fund Shares	-2.12%	1.68%	3.54%
Class B Shares
Return Before Taxes	-4.03%	1.55%	3.47%
Index
Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)*	-3.95%	2.68%	4.40%

* The Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

New Jersey

During the periods shown, the highest quarterly return was 5.39% (for the quarter ended September 30, 2002), and the lowest quarterly return was -3.09% (for the quarter ended September 30, 2008).

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	-6.61%	0.88%	3.01%
Return After Taxes on Distributions	-6.64%	0.79%	2.87%
Return After Taxes on Distributions and Sale of Fund Shares	-3.01%	1.13%	3.03%
Class B Shares
Return Before Taxes	-5.45%	0.97%	2.98%
Index
Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)*	-3.95%	2.68%	4.40%

* The Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

New York

During the periods shown, the highest quarterly return was 5.68% (for the quarter ended September 30, 2002), and the lowest quarterly return was -3.66% (for the quarter ended September 30, 2008).

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	-7.11%	0.71%	2.92%
Return After Taxes on Distributions	-7.11%	0.71%	2.82%
Return After Taxes on Distributions and Sale of Fund Shares	-3.34%	1.05%	2.97%
Class B Shares
Return Before Taxes	-5.94%	0.82%	2.92%
Index
Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)*	-3.95%	2.68%	4.40%

* The Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

North Carolina

During the periods shown, the highest quarterly return was 5.19% (for the quarter ended September 30, 2002), and the lowest quarterly return was -4.33% (for the quarter ended September 30, 2008).

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	-6.37%	1.23%	3.49%
Return After Taxes on Distributions	-6.38%	1.09%	3.40%
Return After Taxes on Distributions and Sale of Fund Shares	-2.84%	1.38%	3.46%
Class B Shares
Return Before Taxes	-5.16%	1.34%	3.48%
Index
Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)*	-3.95%	2.68%	4.40%

* The Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

Ohio

During the periods shown, the highest quarterly return was 5.47% (for the quarter ended September 30, 2002), and the lowest quarterly return was -3.74% (for the quarter ended September 30, 2008).

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	-5.65%	1.18%	3.44%
Return After Taxes on Distributions	-5.70%	1.11%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares	-2.33%	1.41%	3.41%
Class B Shares
Return Before Taxes	-4.44%	1.29%	3.41%
Index
Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)*	-3.95%	2.68%	4.40%

* The Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

Oregon

During the periods shown, the highest quarterly return was 5.24% (for the quarter ended September 30, 2002), and the lowest quarterly return was -4.40% (for the quarter ended September 30, 2008).

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	-6.90%	0.93%	3.17%
Return After Taxes on Distributions	-6.90%	0.85%	3.13%
Return After Taxes on Distributions and Sale of Fund Shares	-3.26%	1.16%	3.20%
Class B Shares
Return Before Taxes	-5.72%	1.03%	3.14%
Index
Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)*	-3.95%	2.68%	4.40%

* The Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

Pennsylvania

During the periods shown, the highest quarterly return was 5.09% (for the quarter ended September 30, 2002), and the lowest quarterly return was -3.38% (for the quarter ended September 30, 2008).

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	-5.55%	1.15%	3.34%
Return After Taxes on Distributions	-5.57%	0.95%	3.16%
Return After Taxes on Distributions and Sale of Fund Shares	-2.29%	1.29%	3.27%
Class B Shares
Return Before Taxes	-4.30%	1.27%	3.32%
Index
Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)*	-3.95%	2.68%	4.40%

* The Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

Virginia

During the periods shown, the highest quarterly return was 5.10% (for the quarter ended September 30, 2002), and the lowest quarterly return was -4.11% (for the quarter ended September 30, 2008).

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	-6.44%	0.98%	3.17%
Return After Taxes on Distributions	-6.44%	0.81%	3.02%
Return After Taxes on Distributions and Sale of Fund Shares	-2.94%	1.16%	3.15%
Class B Shares
Return Before Taxes	-5.20%	1.10%	3.14%
Index
Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)*	-3.95%	2.68%	4.40%

* The Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

What are the fees and expenses of the Single State Insured Tax Exempt Funds?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder fees (fees paid directly from your investment)	Class A Shares	Class B Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	None*	4.00%**

* A CDSC of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

** 4.00% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Management Fees (1)	Distribution and Service(12b-1) Fees	Other Expenses (2)	Total Annual Fund Operating Expenses (2)
California Fund
Class A Shares	0.60%	0.30%	0.18%	1.08%
Class B Shares	0.60%	1.00%	0.18%	1.78%
Connecticut Fund
Class A Shares	0.60%	0.30%	0.18%	1.08%
Class B Shares	0.60%	1.00%	0.18%	1.78%
Massachusetts Fund
Class A Shares	0.60%	0.30%	0.21%	1.11%
Class B Shares	0.60%	1.00%	0.21%	1.81%
Michigan Fund
Class A Shares	0.60%	0.30%	0.20%	1.10%
Class B Shares	0.60%	1.00%	0.20%	1.80%
Minnesota Fund
Class A Shares	0.60%	0.30%	0.21%	1.11%
Class B Shares	0.60%	1.00%	0.21%	1.81%
New Jersey Fund
Class A Shares	0.60%	0.30%	0.18%	1.08%
Class B Shares	0.60%	1.00%	0.18%	1.78%

	Management Fees (1)	Distribution and Service (12b-1) Fees	Other Expenses (2)	Total Annual Fund Operating Expenses (2)
New York Fund
Class A Shares	0.60%	0.30%	0.14%	1.04%
Class B Shares	0.60%	1.00%	0.14%	1.74%
North Carolina Fund
Class A Shares	0.60%	0.30%	0.19%	1.09%
Class B Shares	0.60%	1.00%	0.19%	1.79%
Ohio Fund
Class A Shares	0.60%	0.30%	0.20%	1.10%
Class B Shares	0.60%	1.00%	0.20%	1.80%
Oregon Fund
Class A Shares	0.60%	0.30%	0.19%	1.09%
Class B Shares	0.60%	1.00%	0.19%	1.79%
Pennsylvania Fund
Class A Shares	0.60%	0.30%	0.18%	1.08%
Class B Shares	0.60%	1.00%	0.18%	1.78%
Virginia Fund
Class A Shares	0.60%	0.30%	0.19%	1.09%
Class B Shares	0.60%	1.00%	0.19%	1.79%

(1) The Adviser has voluntarily agreed to waive Management Fees in excess of 0.53% for each Fund’s Class A shares and Class B shares for the fiscal year ending December 31, 2009. The Adviser may change or eliminate these fee waivers at any time. The Adviser waived Management Fees for the fiscal year ended December 31, 2008 to the extent that Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) exceeded for Class A shares of 0.86% for California Fund, 0.91% for Connecticut Fund, 0.76% for Massachusetts Fund, 0.91% for Michigan Fund, 0.68% for Minnesota Fund, 0.96% for New Jersey Fund, 0.76% for North Carolina Fund, 0.76% for Ohio Fund, 0.91% for Oregon Fund, 0.90% for Pennsylvania Fund, and 0.91% for Virginia Fund and exceeded for Class B shares of 1.56% for Ca1ifornia Fund, 1.61% for Connecticut Fund, 1.46% for Massachusetts Fund, 1.61% for Michigan Fund, 1.38% for Minnesota Fund, 1.66% for New Jersey Fund, 1.46% for North Carolina Fund, 1.46% for Ohio Fund, 1.61% for Oregon Fund, 1.60% for Pennsylvania Fund, and 1.61% for Virginia Fund. For the New York Fund, the Adviser waived Management Fees for the fiscal year ended December 31, 2008 in excess of 0.53% and, as a result, the Fund’s net expenses were 0.97% for Class A shares and 1.67% for Class B shares.

(2) Each Fund has an expense offset arrangement that may reduce the Fund’s custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Other Expenses or Total Annual Fund Operating Expenses.

Example

This example helps you to compare the costs of investing in a Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in a Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) a Fund’s operating expenses remain the same, except for year one, which is net of fees waived. Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
If you redeem your shares:
California Fund
Class A shares	$672	$892	$1,130	$1,811
Class B shares	$574	$853	$1,158	$1,904*
Connecticut Fund
Class A shares	$672	$892	$1,130	$1,811
Class B shares	$574	$853	$1,158	$1,904*
Massachusetts Fund
Class A shares	$675	$901	$1,145	$1,843
Class B shares	$577	$863	$1,173	$1,937*
Michigan Fund
Class A shares	$674	$898	$1,140	$1,832
Class B shares	$576	$860	$1,168	$1,926*
Minnesota Fund
Class A shares	$675	$901	$1,145	$1,843
Class B shares	$577	$863	$1,173	$1,937*
New Jersey Fund
Class A shares	$672	$892	$1,130	$1,811
Class B shares	$574	$853	$1,158	$1,904*
New York Fund
Class A shares	$668	$880	$1,110	$1,767
Class B shares	$570	$841	$1,137	$1,861*
North Carolina Fund
Class A shares	$673	$895	$1,135	$1,821
Class B shares	$575	$857	$1,163	$1.915*
Ohio Fund
Class A shares	$674	$898	$1,140	$1,832
Class B shares	$576	$860	$1,168	$1,926*

	One Year	Three Years	Five Years	Ten Years
If you redeem your shares:
Oregon Fund
Class A shares	$673	$895	$1,135	$1,821
Class B shares	$575	$857	$1,163	$1,915*
Pennsylvania Fund
Class A shares	$672	$892	$1,130	$1,811
Class B shares	$574	$853	$1,158	$1,904*
Virginia Fund
Class A shares	$673	$895	$1,135	$1,821
Class B shares	$575	$857	$1,163	$1,915*

* Assumes conversion to Class A shares eight years after purchase.

	One Year	Three Years	Five Years	Ten Years
If you do not redeem your shares:
California Fund
Class A shares	$672	$892	$1,130	$1,811
Class B shares	$174	$553	$958	$1,904*
Connecticut Fund
Class A shares	$672	$892	$1,130	$1,811
Class B shares	$174	$553	$958	$1,904*
Massachusetts Fund
Class A shares	$675	$901	$1,145	$1,843
Class B shares	$177	$563	$973	$1,937*
Michigan Fund
Class A shares	$674	$898	$1,140	$1,832
Class B shares	$176	$560	$968	$1,926*
Minnesota Fund
Class A shares	$675	$901	$1,145	$1,843
Class B shares	$177	$563	$973	$1,937*
New Jersey Fund
Class A shares	$672	$892	$1,130	$1,811
Class B shares	$174	$553	$958	$1,904*

	One Year	Three Years	Five Years	Ten Years
New York Fund
Class A shares	$668	$880	$1,110	$1,767
Class B shares	$170	$541	$937	$1,861*
North Carolina Fund
Class A shares	$673	$895	$1,135	$1,821
Class B shares	$175	$557	$963	$1,915*
Ohio Fund
Class A shares	$674	$898	$1,140	$1,832
Class B shares	$176	$560	$968	$1,926*
Oregon Fund
Class A shares	$673	$895	$1,135	$1,821
Class B shares	$175	$557	$963	$1,915*
Pennsylvania Fund
Class A shares	$672	$892	$1,130	$1,811
Class B shares	$174	$553	$958	$1,904*
Virginia Fund
Class A shares	$673	$895	$1,135	$1,821
Class B shares	$175	$557	$963	$1,915*

* Assumes conversion to Class A shares eight years after purchase.

FUND MANAGEMENT

First Investors Management Company, Inc. (“FIMCO” or “Adviser”) is the investment adviser to each Fund. FIMCO has been the investment adviser to the First Investors Family of Funds since 1965. Its address is 110 Wall Street, New York, NY 10005. As of December 31, 2008, FIMCO served as investment adviser to 39 mutual funds or series of funds with total net assets of approximately $5.5 billion. FIMCO supervises all aspects of each Fund’s operations.

For the fiscal year ended December 31, 2008, FIMCO received advisory fees, net of waiver (if any), as follows: 0.53% of average daily net assets for Insured Tax Exempt Fund; 0.53% of average daily net assets for Insured Tax Exempt Fund II; 0.38% of average daily net assets for California Fund; 0.43% of average daily net assets for Connecticut Fund; 0.25% of average daily net assets for Massachusetts Fund; 0.40% of average daily net assets for Michigan Fund; 0.17% of average daily net assets for Minnesota Fund; 0.47% of average daily net assets for New Jersey Fund; 0.53% of average daily net assets for New York Fund; 0.28% of average daily net assets for North Carolina Fund; 0.26% of average daily net assets for Ohio Fund; 0.42% of average daily net assets for Oregon Fund; 0.43% of average daily net assets for Pennsylvania Fund; and 0.42% of average daily net assets for Virginia Fund.

Clark D. Wagner, Director of Fixed Income, has served as Portfolio Manager of each of the Funds since 1991, except for those Funds that were formed after 1991, in which case he has been the Portfolio Manager since their inception. Mr. Wagner also serves as a Portfolio Manager or Co-Portfolio Manager of other First Investors Funds and has been a Portfolio Manager with FIMCO since 1991.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in a Fund.

Descriptions of the factors considered by the Board of Trustees in considering the approval of the Advisory Agreement are available in the Fund’s Semi-Annual Report to shareholders for the six months ending June 30, 2008.

The Funds have received an exemptive order from the Securities and Exchange Commission (“SEC”), which permits FIMCO to enter into new or modified subadvisory agreements with existing or new subadvisers without approval of the Fund’s shareholders but subject to the approval of the Fund’s Board of Trustees. In addition, there is a rule pending at the SEC, which, if adopted, would permit the Funds to act in such manner without seeking an exemptive order. In the event that a subadviser is added or modified, the prospectus will be supplemented.

BUYING AND SELLING SHARES

How and when do the Funds price their shares?

The share price (which is called “net asset value” or “NAV” per share) for each Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“Business Day”). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

Each Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the close of trading on the NYSE (collectively, “current market values”). Debt obligations with maturities of 60 days or less are valued at amortized cost.

If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the close of trading on the NYSE, the investments may be valued at fair value prices as determined by the investment adviser of the Funds under procedures that have been approved by the Board of Trustees of the Funds. The Funds may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the close of trading on the NYSE, pending some corporate announcement or development; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information. In such cases, the Fund’s investment adviser will price the security based upon its estimate of the security’s market value using some or all of the following factors: the information that is available as of the close of trading on the NYSE, including issuer-specific news; general market movements; sector movements; or movements of similar securities.

In the event that a security is priced using fair value pricing, a Fund’s value for that security is likely to be different than the security’s last reported market sale price or quotation. Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices. Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value. Finally, the use of fair value pricing for one or more securities held by a Fund could cause a Fund’s net asset value to be materially different than if the Fund had employed market values in pricing its securities.

How do I open an account?

You can open an account through a representative of the Funds’ principal underwriter, First Investors Corporation, or any other financial intermediary that is authorized to sell the Funds (collectively, your “Representative”). Your Representative will help you complete the necessary paperwork. The minimum Fund account size is $1000 for a non-retirement account and $500 for a Roth or Traditional IRA account. The Funds offer lower initial minimum investment requirements for certain types of accounts and will waive the minimum account requirement if you use a systematic investment program. The Funds offer a variety of different registration options, including individual, joint, and trust registrations. The various types of registrations and additional information about sales charge waivers and discounts (discussed below) are described in the Funds’ Statement of Additional Information (“SAI”). The SAI is available free of charge by calling
1 (800) 423-4026, by visiting our website at www.firstinvestors.com or by visiting the SEC’s website at www.sec.gov.

If you are a new customer, to comply with USA PATRIOT Act, the Funds are required to obtain certain information about you before we can open your account (including your name, residential street address, date of birth, social security or taxpayer identification number (“TIN”), and citizenship status). We must also attempt to verify your identity using this information. If we are unable to verify your identity to our satisfaction within a maximum of 60 days of opening your account, we will restrict most types of investments in your account. We reserve the right to liquidate your account at the current net asset value within a maximum of 90 days of its opening if we have not been able to verify your identity. We are not responsible for any loss that may occur and we will not refund any sales charge or contingent deferred sales charge (“CDSC”) that you may incur as a result of our decision to liquidate an account.

What about accounts with multiple owners or representatives?

If you open an account that has more than one legal owner or legal representative, the Funds will accept oral or written instructions of any type without limitation from any one of the owners or representatives as long as the account has telephone privileges and a signature guarantee is not required to process the transaction. For example, if you open a joint account, any one of the joint tenants may, acting alone and without the consent of the other joint tenants, give the Fund instructions, by telephone or in writing, to (a) redeem shares to the address of record for the account, (b) redeem shares to a pre-designated bank account that may not be owned by you, (c) exchange shares into a joint money market fund account that has check-writing privileges that can be used by any one owner, and (d) change the address of record on the account. The Funds (and their affiliates) have no liability for honoring the instructions of any one joint owner; they have no responsibility for questioning the propriety of instructions of any one joint owner; and they have no obligation to notify joint tenants of transactions in their account other than by sending a single confirmation statement to the address of record or by electronic delivery (if elected). The principle of “notice to one is notice to all” applies. Thus, to the extent permitted by law, we are legally considered to have fulfilled all of our obligations to all joint tenants if we fulfill them with respect to one tenant owner. If you open or maintain a joint account, you consent to this policy.

Similarly, in the case of an account opened for a trust, a partnership, a corporation, or other entity, it is our policy to accept oral or written instructions from any of the persons designated as having authority over the account as long as the account has telephone privileges. Thus, any one of the designated persons is authorized to provide us with instructions of any type without limitation, including instructions to redeem or transfer funds to other persons. We have no responsibility for reviewing trusts, partnership agreements, articles of incorporation, by-laws or similar documents, whether provided to us or not, to determine if they contain any restrictions on the authority of any one authorized person to provide us with instructions or to control the account. We may send confirmations, statements and other required information to any one of the authorized persons at the address of record for the account or by electronic delivery (if elected). We have no obligation to question the purpose or propriety of any instruction of any authorized person or to let other authorized persons know about any transactions or changes that have been made to the account. If you open or maintain an account for an entity, you consent to this policy.

If you do not want any one registered owner or representative on your account to have such flexibility and authority, you must instruct the Funds that you do not authorize them to accept instructions from less than all owners or representatives. You should be aware that this could cause you to incur delays, potential market losses, and additional expenses. You should also be aware that written instructions signed by all owners or representatives may be required to establish certain privileges and for any transaction that requires a signature guarantee under the Funds’ policies. The Funds reserve the right to change their policies concerning accounts with multiple owners or representatives without prior notice.

How do I make subsequent transactions?

Shareholders may make additional purchases, redemptions and exchanges into other Funds on any Business Day. The following describes how you can make such subsequent transactions if your account is registered in your name with our transfer agent and your financial intermediary does not control your account. If your shares are held in an omnibus account or your account is controlled by your financial intermediary, you must contact your Representative or financial intermediary for information concerning how to effect transactions since we can only accept instructions from your financial intermediary.

1. Contact your Representative.

After you have opened your account, you can buy additional shares of your Fund or other Funds in our fund family, redeem shares, or exchange shares into our other Funds by contacting your Representative. He or she will handle your transaction for you and tell you what paperwork, if any, is required. Written signature guaranteed instructions and other paperwork may be required for certain types of transactions. See our Signature Guarantee Policies and other requirements below.

2. Contact the Funds directly through their transfer agent.

You can also buy, sell, or exchange shares of our Funds by contacting the Funds directly through their transfer agent, Administrative Data Management Corp. (“ADM”), Raritan Plaza I, Edison, NJ 08837-3620 or by telephone at 1 (800) 423-4026. You can generally request redemptions or exchanges either by telephone, if you have telephone privileges, or in writing. Certain redemptions may not be transacted by telephone because they require a signature guarantee under our Signature Guarantee Policies, require account specific paperwork, or are not eligible for telephone redemption. The Funds do not generally accept transaction instructions via
e-mail, fax, or other electronic means.

To confirm that telephone instructions are genuine, the Funds’ transfer agent records each telephone call, asks the caller for information to verify his or her identity and authority over the account (such as the account registration, account number, address of record, and last four digits of the owner’s social security number or the owner’s personal identification number), and sends a confirmation of each transaction to the address of record or by electronic delivery (if elected). The Funds and their transfer agent are not liable for acting on telephone instructions as long as they reasonably believe such instructions to be genuine and the procedures that they use to verify the caller’s identity and authority are reasonable.

Telephone privileges are automatically granted to all new customers. It is your responsibility to decline telephone privileges if you do not want them. You may decline telephone privileges by notifying the Fund’s transfer agent that you do not want them. This will not affect your ability to place telephone orders through your Representative. However, declining telephone privileges will prevent you from effecting transactions directly through the Funds by telephone. This may cause you to incur delays, potential market losses, and costs. Additional information about telephone privileges is included in the Funds’ SAI.

3. Signature Guarantee Policies and Other Requirements.

The Funds require written instructions signed by all owners with a signature guarantee from a financial institution that is a member of the Securities Transfer Agents Medallion Program for: all redemption requests over $100,000, except for redemptions made via draft check; redemption checks made payable to any person(s) other than the registered shareholder(s); redemption checks mailed to an address other than the address of record; and for redemptions to the address of record when the address of record has changed within thirty (30) days of the request (unless the written address change request was signed by all owners and signature guaranteed). The Fund may also require signature guarantees to establish or amend certain account privileges or services and in certain other situations. These are described in the Funds’ SAI.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to confirm legal authority over the account, unless they are already on file. For example, the Funds require a Certificate of Authority to be on file before they will honor a request for a redemption for an account established for a partnership, corporation, or trust. Similarly, the Funds require official records, such as death certificates and letters testamentary or court orders, before honoring redemptions of accounts registered to decedents or wards under guardianships or conservatorships. If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we may also require a Letter of Acceptance from the successor custodian and for a 403(b) or 457 account, the signature of your employer or third-party administrator. The Funds’ transfer agent may, in its discretion, waive certain requirements for redemptions.

Exchanges may only be made into the same class of shares of another First Investors Fund owned by the same customer that is available for sale to the customer. There is no sales charge on an exchange. However, since an exchange of Fund shares is a redemption and a purchase, it may create a gain or loss which is reportable for tax purposes. Additional information regarding how to purchase, redeem and exchange shares of the Funds is included in the Funds’ SAI. The Funds reserve the right to change their Signature Guarantee Policies and other policies without prior notice.

How are transactions processed?

If a purchase, redemption or exchange order is received in good order by the Fund’s transfer agent at its offices in Edison, NJ by the close of regular trading on the NYSE, it will be priced at that day's NAV plus any applicable sales charge for a purchase (“offering price”) or minus any applicable CDSCs for a redemption. If you place your order with your Representative by the close of regular trading on the NYSE, your transaction will also be priced at that day's offering price provided that your order is received by our transfer agent in its Edison, NJ offices by our processing deadline. Orders placed after the close of regular trading on the NYSE, or received in our Edison, NJ offices after our processing deadline, will be priced at the next Business Day's offering price.

Each Fund reserves the right to refuse any order to buy shares, without prior notice, if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. The Funds are not responsible for losses stemming from delays in executing transactions that are caused by instructions not being in good order.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check or electronic funds transfer, payment may be delayed to verify that your check or electronic funds transfer has cleared (which may take up to 12 days from the date of purchase).

Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash. To the extent a Fund redeems its shares in-kind, the redeeming shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the portfolio securities received from the Fund.

What are the sales charges?

Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The Class A shares of each Fund are sold at the public offering price, which includes a front-end sales charge. The sales charge declines with the size of your purchase, as illustrated in the Class A shares chart below. Class A shares sold without a sales charge may in some circumstances be subject to a contingent deferred sales charge (“CDSC”), as described below.

Class A Shares*
Your investment	Sales Charge as a percentage of offering price**	Sales Charge as a percentage of net amount invested**
Less than $100,000	5.75%	6.10%
$100,000 - $249,999	4.50	4.71
$250,000 - $499,999	3.50	3.63
$500,000 - $999,999	2.50	2.56
$1,000,000 or more	0***	0***

* If you were a shareholder of the Insured Tax Exempt Fund II prior to December 18, 2000, you will continue to be able to purchase additional Class A shares of the Fund at a lower sales charge which was then in effect for as long as you maintain your investment in the Fund – that is, a sales charge (expressed as a percentage of offering price) of 4.75% on investments of less than $100,000; 3.90% on investments of $100,000-$249,999; 2.90% on investments of $250,000-$499,999; and 2.40% on investments of $500,000-$999,999.

** Due to rounding of numbers in calculating a sales charge, you may pay more or less than what is shown above.

*** If you invest $1,000,000 or more, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00% except in certain circumstances. As described further in this prospectus, any applicable CDSCs may be waived under certain circumstances.

By contrast, Class B shares are sold at net asset value without any initial sales charge. However, you generally pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated in the Class B shares chart below. Class B shares convert to Class A shares after eight years.

Class B Shares*
Year of Redemption	CDSC as a percentage of Purchase Price or NAV at Redemption
Within the 1st or 2nd year	4%
Within the 3rd or 4th year	3
In the 5th year	2
In the 6th year	1
Within the 7th year and 8th year	0

* There is no CDSC on Class B shares that are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC. As described further in this prospectus, any applicable CDSCs may also be waived under certain circumstances.

The principal advantages of Class A shares are the lower annual operating expenses, the availability of quantity discounts on sales charges for volume purchases and certain account privileges that are available only on Class A shares. The principal advantages of Class B shares are that all of your money is invested from the outset and that the CDSC may be waived under certain circumstances.

Because of the annual operating expenses and available volume discounts on Class A shares, we recommend Class A shares (rather than Class B shares) for purchases of $100,000 or more in the aggregate (based upon your holdings in all of our Funds). We will not accept a purchase order for Class B shares of $100,000 or more for a single Fund account unless we are contacted before the order is placed and we agree to accept it. If you fail to tell us what class of shares you want, we will purchase Class A shares for you.

Your broker-dealer may have policies with respect to Class B shares that are more restrictive than those of our Funds. You should also be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer. In such case, it is the responsibility of the broker-dealer to observe our $100,000 limit. Your broker-dealer is also responsible for ensuring that you receive any applicable sales charge waivers or discounts that are described in this prospectus.

Each Fund has adopted plans pursuant to Rule 12b-1 for its Class A and Class B shares. Each plan allows the Fund to pay fees for the distribution related activities and the ongoing maintenance and servicing of shareholder accounts. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of each Fund’s average daily net assets may be paid under the plans as service fees and no more than 0.75% of each Fund’s average daily net assets may be paid under the Class B plans as asset-based sales charges. Because these fees are paid out of a Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

Are sales charge discounts and waivers available?

A. Rights of Accumulation and Letters of Intention.

You may qualify for Class A share sales charge discount under our Rights of Accumulation (“ROA”) policy. If you already own shares of First Investors Funds, you are entitled to add the current values of those shares (measured by the current offering price) to your purchase in computing your sales charge. Thus, for example, if you already own shares of First Investors Funds on which you have paid sales charges and those shares are worth $100,000 based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount. Class A shares of our Cash Management Fund are not counted for ROA purposes if they were purchased directly without a sales charge.

In computing your sales charge discount level, you are also entitled to credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm (“Eligible Accounts”). For example, you are entitled to combine the current values of all First Investors Fund shares (measured by the current offering price) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.

You can also qualify for a sales charge discount by signing a non-binding letter of intent (“LOI”) to purchase a specific dollar amount of shares within 13 months. For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you sign an LOI for $100,000.

You can include in your LOI, accounts owned jointly by you and your spouse, accounts owned individually by either you or your spouse, accounts that you or your spouse control as custodian or as a responsible individual for your children and trust accounts for which you or your spouse serve as trustee, as long as all accounts share the same address of record and are serviced by the same broker-dealer. For purposes of our LOI policies, spouse is broadly defined to include common law and life partners. Furthermore, an LOI covers both existing accounts and those that are subsequently opened by a designated person during the LOI period. You must use our LOI Agreement Form to designate any additional person(s) you wish to cover and the amount of your LOI. Once an LOI is established, it cannot be amended to add persons who were not specified initially nor can an LOI be “back dated” to cover prior purchases.

To ensure that you receive the proper sales charge discount, you must advise your broker-dealer of all Eligible Accounts that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an LOI (if applicable). In addition, the Fund or your broker-dealer may also ask you to provide account records, statements or other information related to all Eligible Accounts. You should be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer. Your broker-dealer is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an LOI.

You are not legally required to complete the LOI. However, if you fail to do so, your share balance will be reduced to reflect the appropriate sales charge without the LOI. Once an LOI is established, a change of legal ownership of the account to someone else in the LOI group or a change of address will not affect the LOI. However, a change of broker-dealer or a full or partial transfer of ownership of a covered account to someone outside the LOI group will terminate the LOI. If two or more customers are covered by an LOI and one customer changes the broker-dealer on his or her account or transfers a covered account to someone outside of the LOI group before the LOI is complete, the LOI will be terminated on all customers’ accounts and the sales charges on all purchases made under the LOI will be adjusted.

By purchasing under an LOI, you agree to the following:

•	You authorize First Investors to reserve 5% of the shares held under an LOI in escrowed shares until the LOI is completed or is terminated;

•	You authorize First Investors to sell any or all of the escrowed shares to satisfy any additional sales charges owed if the LOI is not fulfilled or is terminated; and

•	Although you may exchange all your shares among the Funds, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

Purchases made without a sales charge in Class A shares of the Cash Management Fund or pursuant to any of the sales charge waiver provisions set forth below do not count toward the completion of an LOI. For example, if you make a redemption before your LOI is completed and reinvest that amount without paying a sales charge pursuant to our ninety (90) day reinstatement privilege, the amount reinvested will not count towards completion of your LOI. Similarly, any shares that you purchase without paying a sales charge under our free exchange privilege will not count towards completion of your LOI.

Additional information about our ROA and LOI policies is included in the Funds’ SAI.

B. Sales Charge Waivers and Discounts.

Class A Shares May be Purchased Without a Sales Charge:

1.    By a current registered representative, employee, officer, director, or trustee of the Funds, First Investors Corp. (“FIC”), or their affiliates (“Associate”), the spouse, life partner, children and grandchildren of such Associate provided that they reside at the same address and they maintain their account at FIC (“Eligible Relatives”), and any other person who maintains an account that has been coded as an associate account since January 30, 2004. The accounts of such persons are referred to as “Associate Accounts.”

2.     By a former Associate or former or current Eligible Relative thereof provided that such person (a) already owns an Associate Account, or (b) is rolling over the proceeds from a First Investors 401(k) or First Investors Profit Sharing Plan account into a Fund account.

3.     By an employee of a subadviser of a Fund who is identified in the prospectus as a portfolio manager of the Fund.

4.     When Class A share dividends and distributions are automatically reinvested in Class A shares of the same or a different Fund account within the same customer account.

5.     When Class A shares are free-exchanged into Class A shares of a different Fund account within the same customer account.

6.     When Class A share systematic withdrawal plan payments from one Fund account, other than the Cash Management Fund, are automatically invested into shares of another Fund account in the same class of shares for the same customer account. Class A shares of the Cash Management Fund account may be automatically invested into shares of another Fund account in the same class of shares for the same customer account at NAV if the customer is eligible for the free exchange privilege.

7.     When loan repayments are reinvested in Class A shares, provided the loan was made against an account originally subject to a sales charge.

8.     When a qualified group retirement plan (e.g., 401(k), money purchase pension, or profit sharing plan) is reinvesting redemption proceeds back into the same plan from another Fund on which a sales charge or CDSC was paid. *

9.     By a qualified group retirement plan with 100 or more eligible employees or $1,000,000 or more in assets within Funds. *

10.   In amounts of $1 million or more. *

11.   By individuals under a LOI or ROA of $1 million or more. *

12.   When a customer who is at least age 70½ authorizes a distribution from a retirement account and at the same time directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record. This waiver applies to Class A money market shares only to the extent that a sales charge had been paid.

13.   When a customer requests the removal of an overcontribution made to a retirement account and directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record. This waiver applies to Class A money market shares only to the extent that a sales charge had been paid.

14.   When you are reinvesting into a Fund, within the same customer account, proceeds of a redemption made within the prior ninety (90) days, from Class A shares of a Fund, on which you paid a front end sales charge. This will reduce your reinstatement privilege to the extent that it results in a waiver of sales charge. You must notify us in writing that you are eligible for the reinstatement privilege. Furthermore, if you are opening or reactivating an account, your investment must meet the Fund’s minimum investment policy.

15.   When you are making an investment in a First Investors individual 403(b) mutual fund custodial account on which FIC is the broker-dealer of record via a direct contract exchange or transfer from any other individual 403(b) mutual fund custodial account.

* For items 8 through 11 above, a CDSC will be deducted from shares that are redeemed within 24 months of purchase, unless such shares are exchanged into another Fund. If shares are exchanged into another Fund, the CDSC and the holding period used to calculate it will carry over to the new Fund with one exception. If the exchange is into Class A shares of the Cash Management Fund, the holding period used to calculate the CDSC will be tolled on such shares as long as they remain in the Cash Management Fund, the holding period will resume if the shares are exchanged back into a load Fund, and the CDSC will be imposed if the shares are redeemed from the Cash Management Fund. In order to ensure that the holding period and CDSC are properly computed on shares that are exchanged into the Cash Management Fund, we will create a separate account to hold such shares. This account will not be entitled to draft check or expedited redemption privileges.

Sales charge waivers and discounts are also available for participants in certain retirement programs and certain other categories of investors.

Any applicable CDSC on Class A and Class B shares is waived for (or does not apply to):

1.    Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.

2.     Redemptions of shares following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of an account owner (or in the case of joint accounts, the death of the last surviving joint owner), provided that in the case of disability the shares must have been purchased prior to the disability and the redemptions must be made within one (1) year of the disability. Proof of death or disability is required.

3.    Distributions from employee benefit plans due to plan termination.

4.    Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5.    Annual redemptions of up to 8% of your account’s value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

6.    Redemptions by the Fund when the account falls below the minimum account balance.

7.    Redemptions to pay account fees.

8.    Required minimum distributions upon reaching age 70½ provided you notify us about the required minimum distribution and you have held the shares for at least three (3) years. Free shares not subject to a CDSC will be redeemed first.

9.    When a customer who is at least age 70½ authorizes a distribution from a retirement account and at the same time directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record. *

10.   When a customer requests the removal of an over contribution made to a retirement account and directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record. *

11.    If you reinvest into the same class of a load Fund within the same customer account with proceeds from a redemption within the prior ninety (90) days of Class A or B shares on which you paid a CDSC and you notify us in writing of your desire to reinvest the amount, you will be credited, in additional shares, for any CDSC that you paid. If you are reinvesting only a portion of your redemption, you only will be credited with a pro-rated percentage of any CDSC that you paid. If you are opening or reactivating an account, your investment must meet the Fund’s minimum investment policy.

*For items 9 and 10, the CDSC will carry over to the new account. The holding period used to calculate the CDSC will also carry over to the new account.

The foregoing front end sales charge and CDSC waiver privileges on Class A and Class B shares do not apply to:

•	Reinvestments of systematic withdrawal amounts;

•	Automated payments such as Money Line and API;

•	Salary reduction/Employer contributions sent directly to First Investors for investment into Traditional or Roth 403(b)(7), 457, SEP-IRA, SIMPLE IRA or SARSEP-IRA accounts;

•	Investments made through your representative or broker-dealer over the phone if the amount of the investment that is eligible for the free exchange is less than $100; or

•	Accounts that are redeemed after ninety (90) days due to a client not verifying his or her identity to our satisfaction.

Additional information about sales charge waivers and discounts is included in the Funds’ SAI.

What are the Funds’ policies on frequent trading in the shares of the Funds?

Each Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading. The Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the Funds. These policies and procedures apply uniformly to all accounts. However, the ability of the Funds to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.

It is the policy of each Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or Funds involved, and the background of the shareholder or broker-dealer involved. Alternatively, a Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Funds to monitor activity in existing accounts to detect market-timing activity. The criteria used for monitoring differ depending upon the type of account involved. It is the policy of the Funds to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. The Funds also reserve the right to reject exchanges that in the Funds’ view are excessive, even if the activity does not constitute market timing.

If the Funds reject an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed. Alternatively, the Funds may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.

In the case of all the Funds, to the extent that the policies of the Funds are not successful in detecting and preventing frequent trading in the shares of the Funds, frequent trading may: (a) interfere with the efficient management of the Funds by, among other things, causing the Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading.

ACCOUNT POLICIES

What about dividends and capital gain distributions?

The Insured Tax Exempt Fund, Insured Tax Exempt Fund II, and the Single State Insured Tax Exempt Funds will declare on a daily basis, and pay on a monthly basis, dividends from net investment income. Each Fund will distribute any net realized capital gains on an annual basis, usually before the end of each Fund’s fiscal year. Each Fund may also make an additional distribution in any year, if necessary, to avoid a Federal excise tax on certain undistributed income and capital gains.

Dividends and other distributions declared on both classes of each Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of each Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the distributing Fund or certain other First Investors Funds or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of the distributing Fund. If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding. If a Fund is unable to obtain a current address for you, it will reinvest your future dividends and other distributions in additional Fund shares in accordance with our “Returned Mail” policy, as described in the Funds’ SAI. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distributions declared on a class of shares will be paid in additional shares of the distributing class if it is under $10 or if a Fund has received notice that all account owners are deceased (until written alternate payment instructions and other necessary documents are provided by your legal representative).

What about taxes?

For individual shareholders, income dividends paid by the Funds should generally be exempt from federal income taxes, including the AMT. However, the Funds reserve the right to buy securities that may produce taxable income.

Generally, dividends paid by the Single State Insured Tax Exempt Funds should also be exempt from state income taxes (if any) for individual resident shareholders of the state identified in the Fund’s name and, in certain cases, from local income taxes. For Minnesota residents, exempt interest dividends paid to shareholders from the Minnesota Fund that are derived from specified Minnesota obligations are exempt from the regular Minnesota personal income tax only if 95% or more of the exempt interest dividends paid by the Minnesota Fund are derived from specified Minnesota obligations.

Distributions of long-term capital gains (if any) are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. Distributions of interest income from taxable obligations (if any) and short-term capital gains (if any) are taxed to you as ordinary income. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares may be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

What if my account falls below the minimum account requirement?

If your account falls below the minimum account balance for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose an annual low balance account fee of $25. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. The Funds will give you sixty (60) days notice before taking such action. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this sixty (60) day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Householding policy

It is the policy of the Funds to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all family members within a single household who share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically request that separate copies of such documents be mailed to you. In such case, you will receive your own copies. It is the policy of the Funds to mail confirmations and account statements separately to each customer who resides at the same address. The Funds will, however, mail quarterly statements for different customers who reside at the same address in one envelope if each customer consents to this procedure. We are not responsible for any losses that result from your use of this procedure. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Administrative Data Management Corp. (“ADM”), Raritan Plaza I, Edison, NJ 08837-3620 or calling us at: 1 (800) 423-4026.

Other account privileges and policies

The Funds offer a full range of special privileges, including systematic investments, automatic payroll investments, systematic redemptions, electronic fund transfers, expedited redemptions, draft check writing, a variety of retirement account options, and transfer on death (“TOD”) registration. These privileges are described in the Funds’ SAI. There is an annual custodial fee of $15 for each First Investors Fund IRA, SIMPLE-IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, 401(k), 403(b), 457 and ESA account that you maintain, irrespective of the number of Funds that are held in the account. The Funds currently pay this fee. If the retirement account holds more than one Fund the fee is allocated equally among each of the Funds. The Funds reserve the right to discontinue paying this fee at any time on forty-five (45) days written notice to account holders. In such event, the fee will be charged to account holders. The custodian also reserves the right to increase or modify the fee on prior written notice. TOD accounts are administered in accordance with First Investors TOD Guidelines. These guidelines are set forth in the Funds’ SAI, which is available for free upon request by calling 1 (800) 423-4026 and by visiting our website at www.firstinvestors.com.

Financial Highlights

The financial highlights shown in the tables represent the financial history of the predecessor funds of the same name, which were acquired by the Funds in a reorganization on April 28, 2006. Each Fund has adopted the financial history of its respective predecessor fund. The financial highlights tables are intended to help you understand the financial performance of each Fund for the years indicated. The following tables set forth the per share data for each fiscal year ended December 31, except as otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and other distributions). The information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ SAI, which is available for free upon request and on our website at www.firstinvestors.com.

Insured Tax Exempt Fund

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Loss on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
CLASS A
2004	$10.42	$.418	$(.169)	$.249	$.419	$—	$.419
2005	10.25	.409	(.236)	.173	.408	.025	.433
2006	9.99	.411	(.079)	.332	.408	.054	.462
2007	9.86	.412	(.094)	.318	.408	—	.408
2008	9.77	.417	(.488)	(.071)	.413	.006	.419
CLASS B
2004	$10.40	$.336	$(.159)	$.177	$.347	$—	$.347
2005	10.23	.329	(.228)	.101	.336	.025	.361
2006	9.97	.327	(.067)	.260	.336	.054	.390
2007	9.84	.403	(.156)	.247	.337	—	.337
2008	9.75	.351	(.483)	(.132)	.342	.006	.348
*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser and/or the transfer agent.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.
a	Ratios include 0.11% of interest expense and fees, which is not an operating expense.
b	Ratios include 0.08% of interest expense and fees, which is not an operating expense.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in thou- sands)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)

CLASS A
$10.25	2.47	$824,507	1.01	1.01	4.08	1.15	3.94	27
9.99	1.72	759,815	1.01	1.01	4.02	1.13	3.90	24
9.86	3.41	704,319	1.10[a]	1.10[a]	4.14	1.14[a]	4.10	22
9.77	3.32	723,211	1.04[b]	1.04[b]	4.20	1.10[b]	4.14	38
9.28	(.73)	678,260.96		.96	4.38	1.02	4.32	50
CLASS B
$10.23	1.76	$3,588	1.74	1.74	3.35	1.88	3.21	27
9.97	1.00	3,073	1.74	1.74	3.29	1.86	3.17	24
9.84	2.66	2,502	1.83[a]	1.83[a]	3.41	1.87[a]	3.37	22
9.75	2.58	7,866	1.74[b]	1.74[b]	3.50	1.80[b]	3.44	38
9.27	(1.36)	6,981	1.66	1.66	3.68	1.72	3.62	50

Insured Tax Exempt Fund II

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions From
		Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
CLASS A
2004	$15.41	$.535	$.123	$.658	$.531	$.117	$.648
2005	15.42	.523	.050	.573	.523	.140	.663
2006	15.33	.532	.192	.724	.538	.136	.674
2007	15.38	.528	(.155)	.373	.523	—	.523
2008	15.23	.551	(.702)	(.151)	.539	—	.539
CLASS B
2004	$15.40	$.419	$.129	$.548	$.411	$.117	$.528
2005	15.42	.408	.045	.453	.403	.140	.543
2006	15.33	.419	.185	.604	.418	.136	.554
2007	15.38	.425	(.162)	.263	.413	—	.413
2008	15.23	.455	(.712)	(.257)	.433	—	.433
*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser and/or the transfer agent.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return			Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in thou- sands)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)

CLASS A
$15.42	4.36	$83,555	1.00	1.01	3.47	1.46	3.01	115
15.33	3.77	101,741	1.00	1.01	3.37	1.46	2.91	114
15.38	4.82	115,234	1.00	1.01	3.47	1.18	3.29	112
15.23	2.49	116,011.99		1.00	3.47	1.07	3.39	118
14.54	(.98)	125,623	1.00	1.01	3.72	1.08	3.65	146
CLASS B
$15.42	3.62	$16,439	1.75	1.76	2.72	2.21	2.26	115
15.33	2.97	16,091	1.75	1.76	2.62	2.21	2.16	114
15.38	4.01	13,781	1.75	1.76	2.72	1.93	2.54	112
15.23	1.75	11,159	1.69	1.70	2.77	1.77	2.69	118
14.54	(1.69)	8,433	1.70	1.71	3.02	1.78	2.95	146

Single State INSURED Tax Exempt Funds

California Fund

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
CLASS A
2004	$12.51	$.480	$.002	$.482	$.472	$—	$.472
2005	12.52	.474	(.151)	.323	.480	.173	.653
2006	12.19	.470	.027	.497	.461	.056	.517
2007	12.17	.467	(.162)	.305	.470	.025	.495
2008	11.98	.476	(.882)	(.406)	.475	.009	.484
CLASS B
2004	$12.51	$.388	$(.002)	$.386	$.376	$—	$.376
2005	12.52	.384	(.147)	.237	.384	.173	.557
2006	12.20	.387	.011	.398	.372	.056	.428
2007	12.17	.395	(.165)	.230	.385	.025	.410
2008	11.99	.410	(.909)	(.499)	.392	.009	.401
*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser and/or the transfer agent.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in thou- sands)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)

CLASS A
$12.52	3.96	$25,873.85		.86	3.86	1.16	3.55	30
12.19	2.63	26,536.85		.86	3.81	1.17	3.49	59
12.17	4.16	26,592.85		.86	3.84	1.07	3.62	30
11.98	2.56	25,669.85		.87	3.89	1.06	3.68	49
11.09	(3.46)	25,264.85		.86	4.09	1.08	3.87	65
CLASS B
$12.52	3.15	$3,046	1.60	1.61	3.11	1.91	2.80	30
12.20	1.92	2,571	1.60	1.61	3.06	1.92	2.74	59
12.17	3.32	1,899	1.60	1.61	3.09	1.82	2.87	30
11.99	1.93	1,375	1.55	1.57	3.19	1.76	2.98	49
11.09	(4.23)	953	1.55	1.56	3.39	1.78	3.17	65

Connecticut Fund

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Loss on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
CLASS A
2004	$13.53	$.533	$(.037)	$.496	$.526	$—	$.526
2005	13.50	.515	(.186)	.329	.521	.068	.589
2006	13.24	.498	(.002)	.496	.501	.045	.546
2007	13.19	.488	(.107)	.381	.481	—	.481
2008	13.09	.499	(.766)	(.267)	.493	—	.493
CLASS B
2004	$13.52	$.434	$(.034)	$.400	$.430	$—	$.430
2005	13.49	.414	(.191)	.223	.425	.068	.493
2006	13.22	.398	(.008)	.390	.405	.045	.450
2007	13.16	.394	(.096)	.298	.388	—	.388
2008	13.07	.408	(.759)	(.351)	.399	—	.399
*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser and/or the transfer agent.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in thou- sands)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)

CLASS A
$13.50	3.76	$32,130.85		.86	3.97	1.18	3.64	45
13.24	2.48	34,186.85		.86	3.84	1.18	3.51	38
13.19	3.83	35,707.88		.89	3.77	1.08	3.57	32
13.09	2.96	36,062.90		.91	3.75	1.06	3.59	27
12.33	(2.08)	33,740.90		.91	3.90	1.08	3.73	55
CLASS B
$13.49	3.02	$4,975	1.60	1.61	3.22	1.93	2.89	45
13.22	1.68	4,115	1.60	1.61	3.09	1.93	2.76	38
13.16	3.01	3,299	1.63	1.64	3.02	1.83	2.82	32
13.07	2.31	2,244	1.60	1.61	3.05	1.76	2.89	27
12.32	(2.72)	1,885	1.60	1.61	3.20	1.78	3.03	55

Massachusetts Fund

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Loss on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
CLASS A
2004	$12.24	$.465	$(.139)	$.326	$.466	$—	$.466
2005	12.10	.465	(.195)	.270	.456	.044	.500
2006	11.87	.467	(.070)	.397	.462	.055	.517
2007	11.75	.462	(.141)	.321	.468	.033	.501
2008	11.57	.463	(.789)	(.326)	.468	.006	.474
CLASS B
2004	$12.24	$.375	$(.135)	$.240	$.370	$—	$.370
2005	12.11	.379	(.197)	.182	.368	.044	.412
2006	11.88	.386	(.074)	.312	.377	.055	.432
2007	11.76	.390	(.151)	.239	.386	.033	.419
2008	11.58	.388	(.793)	(.405)	.389	.006	.395
*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser and/or the transfer agent.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in thou- sands)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)

CLASS A
$12.10	2.74	$25,329.85		.85	3.85	1.19	3.51	29
11.87	2.27	23,220.85		.86	3.85	1.22	3.48	27
11.75	3.42	24,004.78		.80	3.98	1.12	3.64	16
11.57	2.81	24,120.75		.77	3.98	1.08	3.65	40
10.77	(2.90)	22,642.75		.76	4.13	1.11	3.78	39
CLASS B
$12.11	2.01	$3,623	1.60	1.60	3.10	1.94	2.76	29
11.88	1.52	2,781	1.60	1.61	3.10	1.97	2.73	27
11.76	2.69	2,217	1.53	1.55	3.23	1.87	2.89	16
11.58	2.09	1,726	1.45	1.47	3.28	1.78	2.95	40
10.78	(3.57)	1,485	1.45	1.46	3.43	1.81	3.08	39

Michigan Fund

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Loss on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
CLASS A
2004	$13.03	$.523	$(.240)	$.283	$.526	$.007	$.533
2005	12.78	.523	(.224)	.299	.494	.235	.729
2006	12.35	.487	(.044)	.443	.503	.080	.583
2007	12.21	.479	(.139)	.340	.480	—	.480
2008	12.07	.479	(.641)	(.162)	.478	—	.478
CLASS B
2004	$13.01	$.425	$(.238)	$.187	$.430	$.007	$.437
2005	12.76	.426	(.223)	.203	.398	.235	.633
2006	12.33	.393	(.046)	.347	.407	.080	.487
2007	12.19	.394	(.141)	.253	.393	—	.393
2008	12.05	.399	(.637)	(.238)	.392	—	.392
*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser and/or the transfer agent.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in thou- sands)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)

CLASS A
$12.78	2.25	$35,869.90		.90	4.07	1.19	3.78	23
12.35	2.38	32,325.90		.91	4.10	1.20	3.80	36
12.21	3.68	29,016.90		.91	3.96	1.11	3.75	39
12.07	2.86	28,063.90		.90	3.97	1.09	3.78	26
11.43	(1.35)	28,056.90		.91	4.08	1.10	3.89	31
CLASS B
$12.76	1.48	$2,302	1.65	1.65	3.32	1.94	3.03	23
12.33	1.61	2,238	1.65	1.66	3.35	1.95	3.05	36
12.19	2.88	2,043	1.65	1.66	3.21	1.86	3.00	39
12.05	2.13	1,846	1.60	1.60	3.27	1.79	3.08	26
11.42	(1.99)	1,473	1.60	1.61	3.38	1.80	3.19	31

Minnesota Fund

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
CLASS A
2004	$12.17	$.496	$(.091)	$.405	$.495	—	$.495
2005	12.08	.483	(.231)	.252	.492	—	.492
2006	11.84	.472	.009	.481	.471	—	.471
2007	11.85	.460	(.112)	.348	.458	—	.458
2008	11.74	.457	(.400)	.057	.457	—	.457
CLASS B
2004	$12.18	$.408	$(.089)	$.319	$.399	—	$.399
2005	12.10	.405	(.240)	.165	.405	—	.405
2006	11.86	.388	(.002)	.386	.386	—	.386
2007	11.86	.382	(.116)	.266	.376	—	.376
2008	11.75	.395	(.417)	(.022)	.378	—	.378
*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser and/or the transfer agent.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in thou- sands)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)

CLASS A
$12.08	3.42	$14,287.60		.61	4.12	1.24	3.48	18
11.84	2.13	15,420.60		.62	4.03	1.25	3.38	31
11.85	4.16	15,967.65		.67	4.01	1.14	3.52	35
11.74	3.02	16,070.67		.69	3.92	1.13	3.46	47
11.34	.53	19,104.67		.68	4.00	1.11	3.57	25
CLASS B
$12.10	2.68	$1,122	1.35	1.36	3.37	1.99	2.73	18
11.86	1.38	719	1.35	1.37	3.28	2.00	2.63	31
11.86	3.32	616	1.40	1.42	3.26	1.89	2.77	35
11.75	2.30	527	1.37	1.39	3.22	1.83	2.76	47
11.35	(.16)	319	1.37	1.38	3.30	1.81	2.87	25

New Jersey Fund

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Loss on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
CLASS A
2004	$13.30	$.518	$(.184)	$.334	$.514	$—	$.514
2005	13.12	.494	(.186)	.308	.498	—	.498
2006	12.93	.484	(.033)	.451	.480	.071	.551
2007	12.83	.483	(.131)	.352	.484	.068	.552
2008	12.63	.484	(.599)	(.115)	.484	.011	.495
CLASS B
2004	$13.27	$.418	$(.192)	$.226	$.406	$—	$.406
2005	13.09	.395	(.185)	.210	.390	—	.390
2006	12.91	.388	(.033)	.355	.374	.071	.445
2007	12.82	.395	(.134)	.261	.393	.068	.461
2008	12.62	.406	(.515)	(.109)	.394	.107	.501
*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser and/or the transfer agent.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in thou- sands)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)

CLASS A
$13.12	2.59	$63,235.95		.95	3.95	1.15	3.75	28
12.93	2.39	61,161.95		.96	3.79	1.16	3.58	40
12.83	3.57	56,712.95		.96	3.77	1.06	3.66	19
12.63	2.82	50,444.95		.96	3.80	1.07	3.68	37
12.02	(.92)	48,137.95		.96	3.90	1.08	3.78	37
CLASS B
$13.09	1.75	$6,514	1.70	1.70	3.20	1.90	3.00	28
12.91	1.63	5,776	1.70	1.71	3.04	1.91	2.83	40
12.82	2.80	4,929	1.70	1.71	3.02	1.81	2.91	19
12.62	2.09	4,231	1.65	1.66	3.10	1.77	2.98	37
12.01	(1.64)	2,616	1.65	1.66	3.20	1.78	3.08	37

New York Fund

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Loss on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
CLASS A
2004	$14.83	$.570	$(.219)	$.351	$.581	—	$.581
2005	14.60	.536	(.225)	.311	.541	—	.541
2006	14.37	.543	(.044)	.499	.539	—	.539
2007	14.33	.536	(.136)	.400	.540	—	.540
2008	14.19	.543	(.742)	(.199)	.541	—	.541
CLASS B
2004	$14.81	$.460	$(.217)	$.243	$.473	—	$.473
2005	14.58	.427	(.224)	.203	.433	—	.433
2006	14.35	.434	(.043)	.391	.431	—	.431
2007	14.31	.435	(.127)	.308	.438	—	.438
2008	14.18	.443	(.744)	(.301)	.439	—	.439
*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser and/or the transfer agent.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in thou- sands)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)

CLASS A
$14.60	2.44	$177,975.97		.98	3.88	1.13	3.73	30
14.37	2.16	169,787.98		.99	3.70	1.14	3.55	49
14.33	3.55	159,859.97		.98	3.78	1.03	3.73	24
14.19	2.87	148,128.96		.97	3.78	1.03	3.71	42
13.45	(1.42)	138,706.97		.97	3.93	1.04	3.86	42
CLASS B
$14.58	1.69	$7,613	1.72	1.73	3.13	1.88	2.98	30
14.35	1.41	6,938	1.73	1.74	2.95	1.89	2.80	49
14.31	2.77	5,847	1.72	1.73	3.03	1.78	2.98	24
14.18	2.20	4,881	1.66	1.67	3.08	1.73	3.01	42
13.44	(2.15)	3,092	1.67	1.67	3.23	1.74	3.16	42

North Carolina Fund

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
CLASS A
2004	$13.63	$.530	$(.108)	$.422	$.522	$—	$.522
2005	13.53	.522	(.173)	.349	.528	.051	.579
2006	13.30	.512	.035	.547	.506	.071	.577
2007	13.27	.504	(.131)	.373	.504	.019	.523
2008	13.12	.511	(.601)	(.090)	.506	.004	.510
CLASS B
2004	$13.63	$.429	$(.103)	$.326	$.426	$—	$.426
2005	13.53	.422	(.179)	.243	.432	.051	.483
2006	13.29	.411	.039	.450	.409	.071	.480
2007	13.26	.410	(.133)	.277	.408	.019	.427
2008	13.11	.421	(.597)	(.176)	.410	.004	.414
*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser and/or the transfer agent.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in thou- sands)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)

CLASS A
$13.53	3.18	$21,430.75		.76	3.94	1.20	3.49	59
13.30	2.62	22,561.75		.77	3.88	1.20	3.43	22
13.27	4.20	22,128.75		.77	3.85	1.09	3.51	34
13.12	2.89	22,905.75		.76	3.85	1.07	3.53	20
12.52	(.67)	22,817.75		.76	4.00	1.09	3.67	46
CLASS B
$13.53	2.45	$4,375	1.50	1.51	3.19	1.95	2.74	59
13.29	1.82	4,576	1.50	1.52	3.13	1.95	2.68	22
13.26	3.45	4,116	1.50	1.52	3.10	1.84	2.76	34
13.11	2.14	3,153	1.45	1.46	3.15	1.77	2.83	20
12.52	(1.34)	2,255	1.45	1.46	3.30	1.79	2.97	46

OHIO Fund

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Loss on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
CLASS A
2004	$12.95	$.517	$(.187)	$.330	$.510	$—	$.510
2005	12.77	.510	(.264)	.246	.516	—	.516
2006	12.50	.504	(.032)	.472	.506	.026	.532
2007	12.44	.488	(.074)	.414	.492	.062	.554
2008	12.30	.492	(.483)	.009	.487	.022	.509
CLASS B
2004	$12.96	$.422	$(.198)	$.224	$.414	$—	$.414
2005	12.77	.416	(.256)	.160	.420	—	.420
2006	12.51	.412	(.036)	.376	.410	.026	.436
2007	12.45	.404	(.076)	.328	.406	.062	.468
2008	12.31	.411	(.487)	(.076)	.402	.022	.424
*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser and/or the transfer agent.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in thou- sands)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)

CLASS A
$12.77	2.63	$22,010.75		.76	4.06	1.19	3.62	24
12.50	1.96	21,696.75		.76	4.04	1.20	3.59	13
12.44	3.86	21,889.75		.77	4.05	1.11	3.69	11
12.30	3.42	21,613.75		.77	3.97	1.08	3.64	59
11.80	.11	22,189.75		.76	4.10	1.10	3.76	46
CLASS B
$12.77	1.78	$3,658	1.50	1.51	3.31	1.94	2.87	24
12.51	1.27	3,382	1.50	1.51	3.29	1.95	2.84	13
12.45	3.07	2,952	1.50	1.52	3.30	1.86	2.94	11
12.31	2.69	2,123	1.45	1.47	3.27	1.78	2.94	59
11.81	(0.60)	1,565	1.45	1.46	3.40	1.80	3.06	46

Oregon Fund

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
CLASS A
2004	$13.35	$.513	$(.152)	$.361	$.511	$—	$.511
2005	13.20	.490	(.161)	.329	.486	.073	.559
2006	12.97	.480	.034	.514	.480	.004	.484
2007	13.00	.468	(.135)	.333	.473	—	.473
2008	12.86	.474	(.635)	(.161)	.469	—	.469
CLASS B
2004	$13.34	$.414	$(.159)	$.255	$.415	$—	$.415
2005	13.18	.391	(.168)	.223	.390	.073	.463
2006	12.94	.384	.034	.418	.384	.004	.388
2007	12.97	.376	(.135)	.241	.381	—	.381
2008	12.83	.386	(.629)	(.243)	.377	—	.377
*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser and/or the transfer agent.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in thou- sands)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)

CLASS A
$13.20	2.78	$26,631.75		.76	3.89	1.21	3.43	15
12.97	2.54	29,204.85		.86	3.72	1.22	3.35	44
13.00	4.04	31,552.85		.87	3.73	1.10	3.48	41
12.86	2.63	34,257.90		.91	3.65	1.08	3.47	29
12.23	(1.26)	35,975.90		.91	3.79	1.09	3.61	44
CLASS B
$13.18	1.96	$2,695	1.50	1.51	3.14	1.96	2.68	15
12.94	1.71	2,537	1.60	1.61	2.97	1.97	2.60	44
12.97	3.28	2,436	1.60	1.62	2.98	1.85	2.73	41
12.83	1.90	1,839	1.60	1.61	2.95	1.78	2.77	29
12.21	(1.91)	1,668	1.60	1.61	3.09	1.79	2.91	44

Pennsylvania Fund

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Loss on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
CLASS A
2004	$13.54	$.527	$(.219)	$.308	$.528	$—	$.528
2005	13.32	.514	(.217)	.297	.514	.173	.687
2006	12.93	.503	(.005)	.498	.504	.064	.568
2007	12.86	.496	(.114)	.382	.495	.027	.522
2008	12.72	.502	(.476)	.026	.495	.011	.506
CLASS B
2004	$13.53	$.427	$(.227)	$.200	$.420	$—	$.420
2005	13.31	.384	(.216)	.168	.375	.173	.548
2006	12.93	.410	(.006)	.404	.400	.064	.464
2007	12.87	.414	(.122)	.292	.405	.027	.432
2008	12.73	.420	(.481)	(.061)	.408	.011	.419
*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser and/or the transfer agent.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in thou- sands)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)

CLASS A
$13.32	2.35	$45,969.90		.90	3.95	1.16	3.69	24
12.93	2.27	43,623.90		.91	3.90	1.18	3.62	37
12.86	3.94	43,678.90		.91	3.89	1.08	3.71	38
12.72	3.05	39,830.90		.91	3.91	1.06	3.75	40
12.24	.25	36,747.90		.90	4.04	1.08	3.86	55
CLASS B
$13.31	1.52	$3,453	1.65	1.65	3.20	1.91	2.94	24
12.93	1.51	3,237	1.65	1.66	3.15	1.93	2.87	37
12.87	3.18	2,796	1.65	1.66	3.14	1.83	2.96	38
12.73	2.33	2,315	1.60	1.61	3.21	1.76	3.05	40
12.25	(.45)	1,968	1.60	1.60	3.34	1.78	3.16	55

Virginia Fund

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
CLASS A
2004	$13.52	$.538	$(.173)	$.365	$.541	$.004	$.545
2005	13.34	.505	(.199)	.306	.518	.068	.586
2006	13.06	.495	.009	.504	.492	.102	.594
2007	12.97	.483	(.151)	.332	.488	.054	.542
2008	12.76	.482	(.575)	(.093)	.475	.002	.477
CLASS B
2004	$13.48	$.436	$(.177)	$.259	$.445	$.004	$.449
2005	13.29	.402	(.191)	.211	.413	.068	.481
2006	13.02	.395	.013	.408	.386	.102	.488
2007	12.94	.393	(.154)	.239	.395	.054	.449
2008	12.73	.394	(.569)	(.175)	.383	.002	.385
*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser and/or the transfer agent.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in thou- sands)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)

CLASS A
$13.34	2.78	$35,941.90		.90	4.02	1.17	3.75	23
13.06	2.33	31,281.90		.91	3.81	1.20	3.51	23
12.97	3.95	31,839.90		.91	3.81	1.10	3.61	29
12.76	2.62	32,637.90		.91	3.77	1.08	3.59	40
12.19	(.72)	29,464.90		.91	3.87	1.09	3.69	53
CLASS B
$13.29	1.98	$2,392	1.65	1.65	3.27	1.92	3.00	23
13.02	1.61	1,992	1.65	1.66	3.06	1.95	2.76	23
12.94	3.19	1,476	1.65	1.66	3.06	1.85	2.86	29
12.73	1.89	1,488	1.60	1.61	3.07	1.78	2.89	40
12.17	(1.37)	1,386	1.60	1.61	3.17	1.79	2.99	53

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Insured Tax Exempt
Insured Tax Exempt II
Single State Insured
Tax Exempt

•	California
•	connecticut
•	massachusetts
•	michigan
•	minnesota
•	new Jersey
•	new York
•	north Carolina
•	ohio
•	oregon
•	pennsylvania
•	VIRGINIA

For more information about the Funds, the following documents are available for free upon request:

Annual/Semi-Annual Reports:

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional
Information (SAI):

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

To obtain free copies of the Reports and SAI or to obtain other information, you may visit our website at: www.firstinvestors.com or contact the Funds at:

Administrative Data Management Corp.
Raritan Plaza I
Edison, NJ 08837-3620
Telephone: 1-800-423-4026

To obtain information about the Funds, including your account balance and transaction history, you may also visit our website at: www.firstinvestors.com. To access your account information, you will need a password.

You can review and copy Fund documents (including the Reports and SAI) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549 or (ii) by electronic request at publicinfo@sec.gov.

To find out more, call the SEC at 1-202-551-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

(Investment Company Act File No. 811-03690)

FIITE01

FIRST INVESTORS TAX EXEMPT FUNDS

INSURED TAX EXEMPT FUND
INSURED TAX EXEMPT FUND II
CALIFORNIA INSURED TAX EXEMPT FUND
CONNECTICUT INSURED TAX EXEMPT FUND
MASSACHUSETTS INSURED TAX EXEMPT FUND
MICHIGAN INSURED TAX EXEMPT FUND
MINNESOTA INSURED TAX EXEMPT FUND

NEW JERSEY INSURED TAX EXEMPT FUND
NEW YORK INSURED TAX EXEMPT FUND
NORTH CAROLINA INSURED TAX EXEMPT FUND
OHIO INSURED TAX EXEMPT FUND
OREGON INSURED TAX EXEMPT FUND
PENNSYLVANIA INSURED TAX EXEMPT FUND
VIRGINIA INSURED TAX EXEMPT FUND

110 Wall Street
New York, New York 10005
(800) 423-4026

Statement of Additional Information
dated May 1, 2009

This is a Statement of Additional Information ("SAI") for Insured Tax Exempt Fund, Insured Tax Exempt Fund II, California Insured Tax Exempt Fund, Connecticut Insured Tax Exempt Fund, Massachusetts Insured Tax Exempt Fund, Michigan Insured Tax Exempt Fund, Minnesota Insured Tax Exempt Fund, New Jersey Insured Tax Exempt Fund, New York Insured Tax Exempt Fund, North Carolina Insured Tax Exempt Fund, Ohio Insured Tax Exempt Fund, Oregon Insured Tax Exempt Fund, Pennsylvania Insured Tax Exempt Fund and Virginia Insured Tax Exempt Fund, each of which is a series of First Investors Tax Exempt Funds (the “Trust”). Each series is referred to herein as a “Fund,” or collectively the “Funds.”

This SAI is not a prospectus and it should be read in conjunction with each Fund’s prospectus dated May 1, 2009. The financial statements and reports of an independent registered public accounting firm contained in the annual reports to shareholders are incorporated by reference. These Fund documents may be obtained free of charge by contacting the Funds at the address or telephone number noted above or by visiting our website at www.firstinvestors.com.

This SAI is divided into two parts – Part I and Part II. Part I contains information that is particular to each Fund that is described in this SAI, while Part II contains information that generally applies to the Funds in the First Investors Family of Funds.

Statement of Additional Information Part I
dated May 1, 2009

Part I – Table of Contents

History and Classification of the Funds	3
Investment Strategies, Policies and Risks	3
Insurance	3
Portfolio Turnover	4
Management of the Funds	5
Investment Advisory Services and Fees	9
Portfolio Managers	11
Underwriter and Dealers	15
Distribution Plans	17
Allocation of Portfolio Brokerage	19
Additional Information Concerning Purchases, Redemptions, Pricing and Shareholder Services	19
Taxes	19
Beneficial Ownership Information	19
Financial Statements	26
APPENDIX A – Investment Strategies Used by the First Investors Tax Exempt Funds	A-1
APPENDIX B – Investment Policies of the First Investors Tax Exempt Funds	B-1

History and Classification of THE Funds

The Trust is an open-end management investment company commonly referred to as a mutual fund. It was organized as a Delaware statutory trust on August 17, 2005. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust. Each Fund is diversified. Each Fund has designated two classes of shares, Class A shares and Class B shares (each, a “Class”). Each share of each Class has an equal beneficial interest in the assets, has identical voting, dividend, liquidation and other rights and is subject to the same terms and conditions, except that expenses allocated to a Class may be borne solely by that Class as determined by the Board of Trustees (“Board” or “Trustees”) and a Class may have exclusive voting rights with respect to matters affecting only that Class.

On April 28, 2006, each Fund acquired all of the assets of a predecessor fund through a reorganization. Since each Fund’s objective(s) and policies are similar in all material aspects to those of the predecessor fund and since each Fund has the same investment adviser, each Fund has adopted the performance and financial history of the predecessor fund. Consequently, certain information included in the Fund’s prospectus and in this SAI, that is as of a date prior to the date of the Fund’s prospectus and this SAI, represents information of the predecessor fund. On August 10, 2007, the Insured Intermediate Tax Exempt Fund and Florida Insured Tax Exempt Fund reorganized into the Insured Tax Exempt Fund.

The Trust is not required to hold annual shareholder meetings unless required by law. If requested in writing to do so by the holders of at least 10% of a Fund’s or Class’ outstanding shares entitled to vote, as specified in the By-Laws, or when ordered by the Trustees or the President, the Secretary will call a special meeting of shareholders for the purpose of taking action upon any matter requiring the vote of the shareholders or upon any other matter as to which vote is deemed by the Trustees or the President to be necessary or desirable.

Investment Strategies, Policies and Risks

Each Fund’s objective(s), principal investment strategies, and principal risks are described in the prospectus of the Fund. A summary of each of the investment strategies that are used by each Fund is set forth in Appendix A to Part I of this SAI. Each Fund also has investment policies that limit or restrict its ability to engage in certain investment strategies. These policies are set forth in Appendix B to Part I of this SAI. Part II of this SAI provides more detailed descriptions of the investment strategies that may be used by the Funds and the related risks.

Insurance

Each Fund generally invests in municipal securities that are insured as to their scheduled payments of principal and interest by an independent insurance company that is rated, at the time that a security is purchased, as investment grade by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings (“Fitch”) or any other nationally recognized statistical rating organization. The insurance can be provided either (1) under an insurance policy obtained subsequent to a municipal security’s original issue (a “Secondary Market Insurance Policy”) or (2) under an insurance policy obtained by the issuer or underwriter of such municipal security at the time of original issuance (a “New Issue Insurance Policy”). In general, the non-insured securities held by the Fund are limited to municipal securities that are rated as investment grade or, if unrated, are determined by the Fund’s Adviser to be of investment grade quality.

Portfolio Turnover

The following table reflects the portfolio turnover rate with respect to each Fund for the fiscal years ended December 31, 2007 and 2008. Part II of this SAI provides additional information concerning portfolio turnover, including the methodology that is used to compute portfolio turnover rates.

Portfolio Turnover Rates
Fund	Fiscal Year Ended December 31, 2007	Fiscal Year Ended December 31, 2008
Insured Tax Exempt Fund	38%	50%
Insured Tax Exempt Fund II	118%	146%
California Insured Tax Exempt Fund	49%	65%
Connecticut Insured Tax Exempt Fund	27%	55%
Massachusetts Insured Tax Exempt Fund	40%	39%
Michigan Insured Tax Exempt Fund	26%	31%
Minnesota Insured Tax Exempt Fund	47%	25%
New Jersey Insured Tax Exempt Fund	37%	37%
New York Insured Tax Exempt Fund	42%	42%
North Carolina Insured Tax Exempt Fund	20%	46%
Ohio Insured Tax Exempt Fund	59%	46%
Oregon Insured Tax Exempt Fund	29%	44%
Pennsylvania Insured Tax Exempt Fund	40%	55%
Virginia Insured Tax Exempt Fund	40%	53%

Management of the Funds

The First Investors Family of Funds share one common investment adviser, First Investors Management Company, Inc. (“FIMCO” or “Adviser”), and one common Board. Part II of the SAI contains additional information concerning FIMCO, the responsibilities of the Board, any standing committees of the Board and the Code of Ethics that has been adopted by the Board.

Set forth below is information about the Trustees and certain Officers of the Funds. The information concerning each Trustee’s and Officer’s positions with the Funds and length of service includes positions and length of service with the predecessors of the Funds that were reorganized with and into the Funds on April 28, 2006. Thus, for example, if a Trustee was a Trustee or Director of the predecessor Fund since January 1, 1999, the information will state “Trustee since 1/1/1999.”

The address of each Trustee and officer listed below is c/o First Investors Legal Department, 110 Wall Street, New York, NY 10005.

Trustees and Officers

INDEPENDENT TRUSTEES
Name and Date of Birth	Position(s) held with Funds covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Trusteeships/ Directorships Held
Charles R. Barton, III 3/1/1965	Trustee since 1/1/2006	Chief Operating Officer (since 2007) and Trustee of the Barton Group, LLC (garnet mining and industrial abrasives) since 1989; President of Noe Pierson Corporation (land holding, management service provider) since 2000.	39	None
Stefan L. Geiringer 11/13/1934	Trustee since 1/1/2006	Co-Founder and Senior Vice President of Real Time Energy Solutions, Inc. since 2005; Founder/Owner of SLG, Inc. (energy consulting) since 2005; Senior Vice President of Pepco Energy Services (Northeast Division) from 2003-2006; Founder/Owner and President of North Atlantic Utilities, Inc. from 1987-2003.	39	None
Robert M. Grohol 1/16/1932	Trustee since 6/30/2000	None/Retired.	39	None
Arthur M. Scutro, Jr. 11/9/1941	Trustee since 1/1/2006	None/Retired.	39	None

INDEPENDENT TRUSTEES
Name and Date of Birth	Position(s) held with Funds covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Trusteeships/ Directorships Held
James M. Srygley 10/17/1932	Trustee since 1/19/1995	Retired; Owner of Hampton Properties, Inc. (real property management and investments).	39	None
Robert F. Wentworth 7/5/1929	Chairman since 1/1/09 and Trustee since 10/15/1992	None/Retired.	39	None

INTERESTED TRUSTEES
Name and Date of Birth	Position(s) held with Funds covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Trusteeships/ Directorships Held
Kathryn S. Head** 12/31/1955	Trustee since 3/17/1994 and President since 2001	Chairman, President and Director of First Investors Consolidated Corporation, First Investors Management Company, Inc., Administrative Data Management Corp., First Investors Resources, Inc., First Investors Leverage Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation and First Investors Credit Funding Corporation; and Chairman and Director of First Investors Corporation; First Investors Federal Savings Bank, First Investors Life Insurance Company, First Investors Credit Corporation and First Investors Realty Company, Inc.	39	None

* Each Trustee serves for an indefinite term until his or her successor is elected and duly qualified, or until his or her death, resignation or removal as provided in the Trust’s organizational documents or by statute.

** Ms. Head is an interested Trustee because (a) she is an indirect owner of more than 5% of the voting stock of the Adviser and principal underwriter of the Funds, and (b) she is an officer, director and employee of the Adviser and principal underwriter of the Funds.

OFFICERS WHO ARE NOT TRUSTEES
Name and Date of Birth	Position(s) held with Funds covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years
Joseph I. Benedek 8/2/1957	Treasurer since 1988	Treasurer and Principal Accounting Officer of First Investors Management Company, Inc.
Ruta M. Carroll 2/10/1962	Secretary since 2007	Assistant Counsel of First Investors Management Company, Inc.
Larry R. Lavoie 9/12/1947	Chief Compliance Officer, 8/20/04 to 6/2/08 and since 6/19/08	General Counsel of First Investors Corporation and various affiliates. Director of First Investors Corporation and various affiliates.
* Officers are elected and appointed by the Board for one-year terms.

Trustee Ownership of First Investors Funds
As of December 31, 2008

INDEPENDENT tRUSTEES
Trustee	Funds covered by this SAI	Dollar Range of Ownership of Funds covered by this SAI	Aggregate Dollar Range of Equity Securities – all Registered Investment Companies overseen by Trustee in First Investors Family of Funds†
Charles R. Barton, III	None	None	$50,001-$100,000
Stefan L. Geiringer	None	None	$50,001-$100,000
Robert M. Grohol	None	None	over $100,000
Arthur M. Scutro, Jr.	Insured Tax Exempt Fund	$10,001-$50,000	$50,001-$100,000
James M. Srygley	Insured Tax Exempt Fund II	over $100,000	over $100,000
Robert F. Wentworth	Insured Tax Exempt Fund II	$10,001 - $50,000	$50,001 - $100,000

interested tRUSTEES
Trustee	Funds covered by this SAI	Dollar Range of Ownership of Funds covered by this SAI	Aggregate Dollar Range of Equity Securities – all Registered Investment Companies overseen by Trustee in First Investors Family of Funds†
Kathryn S. Head	Insured Tax Exempt Fund	$50,001 - $100,000	over $100,000
	Insured Tax Exempt Fund II	over $100,000
	New Jersey Insured Tax Exempt Fund	over $100,000

† The First Investors Family of Funds consists of 4 registered investment companies with 39 Series funds.

As of April 6, 2009, the Trustees and officers, as a group, owned less than 1% of either Class A or Class B shares of each Fund.

Compensation of Trustees

The following table lists compensation paid to the Trustees by the Trust for the fiscal year ended December 31, 2008.

Trustee	Aggregate Compensation From Tax Exempt Funds	Total Compensation From First Investors Funds Complex Paid to Trustees†
Kathryn S. Head[1]	$0	$0
Charles R. Barton, III	$12,752	$62,200
Stefan L. Geiringer	$12,547	$61,200
Robert M. Grohol	$12,752	$62,200
Arthur M. Scutro, Jr.	$13,162	$64,200
James M. Srygley	$14,085	$68,700
Robert F. Wentworth	$12,547	$61,200
1. Compensation to officers and interested Trustees of the Fund is paid by the Adviser.
† The First Investors Funds Complex consists of 4 registered investment companies with 39 Series funds.

No pension or retirement benefits are proposed to be paid under any existing plan to any Trustee by any Fund, any of its subsidiaries or any other investment companies in the First Investors Family of Funds.

Investment Advisory Services And Fees

Part II of this SAI describes the terms of the Trust’s Advisory Agreement with FIMCO and the respective responsibilities of the Funds and FIMCO under the Agreement.

Set forth below are the methods for calculating the current advisory fee paid by each Fund, the fee schedule for each Fund in tabular form, and the actual fees paid and fees waived for each Fund for the past three fiscal years. The fee is accrued daily by each Fund, covered by this SAI, based on the Fund’s net assets, and is allocated daily to each Fund’s Class A shares and Class B shares based on the net assets of that class of shares in relation to the net assets of the Fund as a whole. The fees waived reflect fee schedules that were in effect during the relevant periods shown.

Under the Advisory Agreement, each Fund is obligated to pay the Adviser an annual fee that is paid monthly according to the following schedule:

Average Daily Net Assets	Annual Rate
Up to $500 million	0.60%
In excess of $500 million up to $1.0 billion	0.58%
In excess of $1.0 billion up to $1.5 billion	0.56%
Over $1.5 billion	0.54%

The following tables reflect the advisory fees paid and advisory fees waived with respect to each Fund for the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008.

Fiscal Year Ended 12/31/06
Fund	Advisory Fees Paid	Advisory Fees Waived
Insured Tax Exempt Fund	$4,615,414	$293,164
Insured Tax Exempt Fund II	$883,986	$212,064
California Insured Tax Exempt Fund	$187,406	$60,295
Connecticut Insured Tax Exempt Fund	$250,710	$70,452
Massachusetts Insured Tax Exempt Fund	$168,741	$82,968
Michigan Insured Tax Exempt Fund	$208,927	$62,952
Minnesota Insured Tax Exempt Fund	$105,732	$76,646
New Jersey Insured Tax Exempt Fund	$416,175	$66,237
New York Insured Tax Exempt Fund	$1,100,725	$85,019
North Carolina Insured Tax Exempt Fund	$173,089	$85,843
Ohio Insured Tax Exempt Fund	$159,606	$84,557
Oregon Insured Tax Exempt Fund	$211,648	$78,410
Pennsylvania Insured Tax Exempt Fund	$299,728	$76,023
Virginia Insured Tax Exempt Fund	$219,513	$61,470

Fiscal Year Ended 12/31/07
Fund	Advisory Fees Paid	Advisory Fees Waived
Insured Tax Exempt Fund	$4,206,821	$387,039
Insured Tax Exempt Fund II	$788,535	$95,932
California Insured Tax Exempt Fund	$167,248	$54,564
Connecticut Insured Tax Exempt Fund	$229,522	$57,862
Massachusetts Insured Tax Exempt Fund	$157,537	$82,631
Michigan Insured Tax Exempt Fund	$183,378	$54,567
Minnesota Insured Tax Exempt Fund	$100,418	$74,572
New Jersey Insured Tax Exempt Fund	$344,535	$63,025
New York Insured Tax Exempt Fund	$956,327	$95,412
North Carolina Insured Tax Exempt Fund	$157,526	$81,428
Ohio Insured Tax Exempt Fund	$145,071	$75,080
Oregon Insured Tax Exempt Fund	$209,348	$57,532
Pennsylvania Insured Tax Exempt Fund	$266,461	$69,512
Virginia Insured Tax Exempt Fund	$199,430	$57,258

Fiscal Year Ended 12/31/08
Fund	Advisory Fees Paid	Advisory Fees Waived
Insured Tax Exempt Fund	$4,190,805	$452,656
Insured Tax Exempt Fund II	$778,849	$90,866
California Insured Tax Exempt Fund	$161,691	$59,593
Connecticut Insured Tax Exempt Fund	$225,917	$64,216
Massachusetts Insured Tax Exempt Fund	$151,869	$88,274
Michigan Insured Tax Exempt Fund	$177,756	$58,665
Minnesota Insured Tax Exempt Fund	$109,617	$77,972
New Jersey Insured Tax Exempt Fund	$318,005	$67,058
New York Insured Tax Exempt Fund	$884,721	$103,217
North Carolina Insured Tax Exempt Fund	$152,925	$82,905
Ohio Insured Tax Exempt Fund	$142,550	$80,005
Oregon Insured Tax Exempt Fund	$221,970	$66,478
Pennsylvania Insured Tax Exempt Fund	$240,164	$69,945
Virginia Insured Tax Exempt Fund	$201,712	$62,232

PORTFOLIO MANAGERS

     The following provides certain information for the portfolio managers of the Adviser who have responsibility for the daily management of the Funds.

A. Other Accounts Managed by Portfolio Managers for Fiscal Year Ended December 31, 2008
Name of Portfolio Manager and Fund(s) Covered by this SAI	Other Accounts Managed	Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Accounts which Advisory Fee is Based on Account Performance	Total Assets in the Accounts which Advisory Fee is Based on Account Performance (in millions)
FIMCO’s Portfolio Managers:
Clark D. Wagner: Insured Tax Exempt Fund Insured Tax Exempt Fund II California Insured Tax Exempt Fund Connecticut Insured Tax Exempt Fund Massachusetts Insured Tax Exempt Fund Michigan Insured Tax Exempt Fund Minnesota Insured Tax Exempt Fund New Jersey Insured Tax Exempt Fund New York Insured Tax Exempt Fund North Carolina Insured Tax Exempt Fund Ohio Insured Tax Exempt Fund Oregon Insured Tax Exempt Fund Pennsylvania Insured Tax Exempt Fund Virginia Insured Tax Exempt Fund	Other Registered Investment Companies	7	$929.6	0	$0
	Other Pooled Investment Vehicles	1	$16.9	0	$0
	Other Accounts	2	$282.3	0	$0

B.   Potential Conflicts of Interest in Other Managed Accounts for Fiscal Year Ended December 31, 2008

Mr. Wagner manages each of the Funds covered by this SAI in addition to other First Investors mutual funds that are not covered by this SAI. In many cases, the First Investors Funds that are managed by Mr. Wagner are managed similarly, except to the extent required by differences in cash flow, investment policy, or law. Moreover, Mr. Wagner also participates in the day-to-day management of First Investors’ profit sharing plan, the general account of our life insurance company affiliate and FIMCO’s own investment account. Portions of these non-fund accounts may be managed similarly to one or more of the Funds covered by this SAI.

The side-by-side management of two or more First Investors Funds or non-fund accounts presents a variety of potential conflicts of interest. For example, the portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A FIMCO portfolio manager may also want to buy the same security for two Funds that he manages or a Fund and a non-fund account. In some cases, there may not be sufficient amounts of the security available (for example, in the case of a hot initial public offering (“IPO”) or new bond offering) to cover the needs of all of the accounts managed by a FIMCO portfolio manager or the buying activity of the accounts could affect the market value of the security. Similar potential conflicts could arise when two or more Fund or non-fund accounts managed by the same portfolio manager or managers want to sell the same security at the same time. Finally, a portfolio manager may want to sell a security that is held by a Fund or non-fund account and at the same time buy the same security for another one of his accounts. This could occur even if the accounts were managed similarly because, for example, the two accounts have different cash flows.

FIMCO has adopted a variety of policies and procedures to address these potential conflicts of interest and to ensure that each Fund and non-fund account is treated fairly. For example, FIMCO has adopted policies for bunching and allocating trades when two or more Funds or non-fund accounts wish to buy or sell the same security at the same time. These policies prescribe the procedures for placing orders in such circumstances, determining allocations in the event that such orders cannot be fully executed, and determining the price to be paid or received by each account in the event that orders are executed in stages. FIMCO has also adopted special policies that address investments in IPOs and new bond offerings, the side-by-side management of Funds and the non-fund accounts, and internal crosses between FIMCO-managed accounts that are effected under Rule 17a-7 of the Investment Company Act. FIMCO’s Investment Compliance Manager also conducts reviews of trading activity to monitor for compliance with these policies and procedures. FIMCO has also adopted a Code of Ethics restricting the personal securities trading and conduct of portfolio managers of the Funds.

C.   Structure of Portfolio Managers Compensation for Fiscal Year Ended December 31, 2008

Mr. Wagner, the portfolio manager of each Fund covered by this sai, receives a salary. He also receives a bonus for each Fund if the Fund’s performance ranks in the middle quintile or higher of the funds in its selected Lipper Peer Group as of the end of the calendar year. The rate of the bonus (in basis points) increases in steps as the Fund’s performance ranking increases within the Fund’s selected Lipper Peer Group. A portion of the bonus is dependent on other performance factors, including the portfolio manager’s compliance record. The amount of the bonus is computed by multiplying the applicable bonus rate by the average net management fee received by FIMCO for managing the Fund during the year. All bonuses are paid as follows: one-third of the bonus is paid within the first quarter of the following year. The remaining amount is invested in the Fund and then paid in two installments over the next two years. In the case of each bonus installment, Mr. Wagner must remain actively employed by FIMCO and also be in good standing with FIMCO until each installment is paid; otherwise the installment is forfeited. He is also entitled to participate on the same basis as other employees in the profit sharing and deferred bonus plans that are offered by FIMCO’s parent company. The amount that is contributed to these plans is determined in the sole discretion of the parent company based upon the overall profitability of FIMCO and its affiliates from all lines of business. The profitability of FIMCO is an important factor in determining the amount of this contribution.

The following table shows each Fund’s Lipper Peer Group for purposes of determining each portfolio manager’s potential bonus for the fiscal year ended December 31, 2008.

Fund	Peer Group
Insured Tax Exempt Fund	Insured Municipal Debt
Insured Tax Exempt Fund II	Insured Municipal Debt
California Insured Tax Exempt Fund	Single State Insured Municipal Debt
Connecticut Insured Tax Exempt Fund	Single State Insured Municipal Debt
Massachusetts Insured Tax Exempt Fund	Single State Insured Municipal Debt
Michigan Insured Tax Exempt Fund	Single State Insured Municipal Debt
Minnesota Insured Tax Exempt Fund	Single State Insured Municipal Debt
New Jersey Insured Tax Exempt Fund	Single State Insured Municipal Debt
New York Insured Tax Exempt Fund	Single State Insured Municipal Debt
North Carolina Insured Tax Exempt Fund	Single State Insured Municipal Debt
Ohio Insured Tax Exempt Fund	Single State Insured Municipal Debt
Oregon Insured Tax Exempt Fund	Single State Insured Municipal Debt
Pennsylvania Insured Tax Exempt Fund	Single State Insured Municipal Debt
Virginia Insured Tax Exempt Fund	Single State Insured Municipal Debt

In addition to managing the Funds covered by this SAI and other First Investor Funds, Mr. Wagner is also primarily responsible for managing the fixed income investments in the company’s own profit sharing plan and the investment accounts of FIMCO and its life insurance company affiliate (collectively, “the company’s proprietary accounts”). Mr. Wagner does not receive any compensation (apart from his normal FIMCO salary and entitlement to participate on the same basis as other employees in the company’s profit sharing and deferred bonus plans) for managing the investments of the proprietary accounts. Nor does he receive any form of bonus for assisting in the management of the proprietary accounts. Although Mr. Wagner does not receive any compensation or bonus for managing the company’s proprietary accounts, as discussed above, he is a participant in the company’s profit sharing and deferred bonus plans. Moreover, the proprietary accounts invest in assets that are eligible investments for the Funds that Mr. Wagner manages or oversees in his capacity as Director of Fixed Income. Thus, in theory, he could have an economic incentive to favor the proprietary accounts over the Funds in determining which investments to buy, sell or hold. FIMCO monitors trading in the proprietary accounts to address such potential conflicts.

D. Portfolio Manager Fund Ownership for Fiscal Year Ended December 31, 2008
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership* (dollars)
Clark D. Wagner	Insured Tax Exempt Fund	$10,001 - $50,000
	Insured Tax Exempt Fund II	None
	California Insured Tax Exempt Fund	None
	Connecticut Insured Tax Exempt Fund	None
	Massachusetts Insured Tax Exempt Fund	None
	Michigan Insured Tax Exempt Fund	None
	Minnesota Insured Tax Exempt Fund	None
	New Jersey Insured Tax Exempt Fund	$10,001 - $50,000
	New York Insured Tax Exempt Fund	None
	North Carolina Insured Tax Exempt Fund	None
	Ohio Insured Tax Exempt Fund	None
	Oregon Insured Tax Exempt Fund	None
	Pennsylvania Insured Tax Exempt Fund	None
	Virginia Insured Tax Exempt Fund	None

* The amounts shown do not include any deferred bonuses earned by a FIMCO Portfolio Manager that may have been invested in the Fund that he manages as further described under section “C. Structure of Portfolio Managers Compensation for Fiscal Year Ended December 31, 2008.”

Underwriter and Dealers

Part II of this SAI describes the Underwriting Agreement of each Fund that has an underwriting agreement with First Investors Corporation (“FIC”), the applicable sales charge on Class A shares expressed both as a percentage of the offering price and net amount invested, and the dealer concession that is paid by FIC to outside dealers expressed as a percentage of the offering price.

The following tables list the underwriting fees paid to FIC during the fiscal years ended December 31, 2006, 2007 and 2008.

Fiscal Year December 31, 2006
Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Insured Tax Exempt Fund	$183,982	$1,324	N/A	N/A
Insured Tax Exempt Fund II	$154,514	$3,300	N/A	N/A
California Insured Tax Exempt Fund	$86,456	$12,479	N/A	N/A
Connecticut Insured Tax Exempt Fund	$99,895	$4,949	N/A	N/A
Massachusetts Insured Tax Exempt Fund	$74,538	$13,574	N/A	N/A
Michigan Insured Tax Exempt Fund	$37,420	$811	N/A	N/A
Minnesota Insured Tax Exempt Fund	$33,917	$2,621	N/A	N/A
New Jersey Insured Tax Exempt Fund	$143,838	$16,521	N/A	N/A
New York Insured Tax Exempt Fund	$304,966	$15,314	N/A	N/A
North Carolina Insured Tax Exempt Fund	$25,353	$10,142	N/A	N/A
Ohio Insured Tax Exempt Fund	$49,462	$9,668	N/A	N/A
Oregon Insured Tax Exempt Fund	$164,713	$4,581	N/A	N/A
Pennsylvania Insured Tax Exempt Fund	$64,443	$4,923	N/A	N/A
Virginia Insured Tax Exempt Fund	$90,216	$7,922	N/A	N/A

Fiscal Year Ended December 31, 2007
Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Insured Tax Exempt Fund	$231,685	$488	N/A	N/A
Insured Tax Exempt Fund II	$122,641	$39,757	N/A	N/A
California Insured Tax Exempt Fund	$123,576	$8,828	N/A	N/A
Connecticut Insured Tax Exempt Fund	$86,468	$9,093	N/A	N/A
Massachusetts Insured Tax Exempt Fund	$97,850	$3,821	N/A	N/A
Michigan Insured Tax Exempt Fund	$60,894	$1,241	N/A	N/A
Minnesota Insured Tax Exempt Fund	$32,829	$679	N/A	N/A
New Jersey Insured Tax Exempt Fund	$107,138	$8,278	N/A	N/A
New York Insured Tax Exempt Fund	$317,189	$8,195	N/A	N/A
North Carolina Insured Tax Exempt Fund	$25,023	$9,983	N/A	N/A
Ohio Insured Tax Exempt Fund	$37,679	$11,856	N/A	N/A
Oregon Insured Tax Exempt Fund	$163,105	$1,978	N/A	N/A
Pennsylvania Insured Tax Exempt Fund	$41,390	$9,934	N/A	N/A
Virginia Insured Tax Exempt Fund	$87,918	$116	N/A	N/A

Fiscal Year Ended December 31, 2008
Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Insured Tax Exempt Fund	$669,559	$15,028	N/A	N/A
Insured Tax Exempt Fund II	$701,525	$9,294	N/A	N/A
California Insured Tax Exempt Fund	$167,196	$2,784	N/A	N/A
Connecticut Insured Tax Exempt Fund	$81,558	$2,854	N/A	N/A
Massachusetts Insured Tax Exempt Fund	$89,089	$327	N/A	N/A
Michigan Insured Tax Exempt Fund	$73,154	$0	N/A	N/A
Minnesota Insured Tax Exempt Fund	$70,772	$2,663	N/A	N/A
New Jersey Insured Tax Exempt Fund	$123,392	$7,327	N/A	N/A
New York Insured Tax Exempt Fund	$288,673	$8,332	N/A	N/A
North Carolina Insured Tax Exempt Fund	$42,641	$2,255	N/A	N/A
Ohio Insured Tax Exempt Fund	$63,385	$6,167	N/A	N/A
Oregon Insured Tax Exempt Fund	$205,119	$3,970	N/A	N/A
Pennsylvania Insured Tax Exempt Fund	$47,074	$3,593	N/A	N/A
Virginia Insured Tax Exempt Fund	$113,446	$1,001	N/A	N/A

* As shown in a separate chart, FIC may receive distribution fees (i.e., Rule 12b-1) from each Fund covered by this SAI.

Distribution Plans

Part II of this SAI describes the distribution plans of those Funds that have adopted such plans. For the fiscal year ended December 31, 2008, the Funds paid the following in fees pursuant to their plans:

Class A
Fund	Compensation to Underwriter	Compensation to Dealers	Compensation to Sales Personnel	Total Distribution Plan Fees Paid
Insured Tax Exempt Fund	$1,309,314	$37,603	$747,189	$2,094,106
Insured Tax Exempt Fund II	$134,892	$88,836	$136,561	$360,289
California Insured Tax Exempt Fund	$34,538	$12,743	$30,194	$77,475
Connecticut Insured Tax Exempt Fund	$48,109	$13,167	$45,507	$106,783
Massachusetts Insured Tax Exempt Fund	$35,469	$5,328	$30,414	$71,211
Michigan Insured Tax Exempt Fund	$42,380	$17,813	$23,641	$83,834
Minnesota Insured Tax Exempt Fund	$27,543	$4,693	$21,422	$53,658
New Jersey Insured Tax Exempt Fund	$74,063	$11,184	$63,365	$148,612
New York Insured Tax Exempt Fund	$232,091	$11,673	$187,076	$430,840
North Carolina Insured Tax Exempt Fund	$30,021	$15,687	$22,565	$68,273
Ohio Insured Tax Exempt Fund	$27,586	$10,217	$27,539	$65,342
Oregon Insured Tax Exempt Fund	$42,367	$6,830	$56,394	$105,591
Pennsylvania Insured Tax Exempt Fund	$55,897	$27,797	$30,036	$113,730
Virginia Insured Tax Exempt Fund	$43,005	$5,094	$48,566	$96,665

Class B
Fund	Compensation to Underwriter	Compensation to Dealers	Compensation to Sales Personnel	Total Distribution Plan Fees Paid
Insured Tax Exempt Fund	$51,768	$6,894	$14,097	$72,759
Insured Tax Exempt Fund II	$70,041	$9,325	$17,752	$97,118
California Insured Tax Exempt Fund	$9,239	$1,373	$623	$11,235
Connecticut Insured Tax Exempt Fund	$11,319	$4,328	$4,938	$20,585
Massachusetts Insured Tax Exempt Fund	$10,904	$1,893	$2,950	$15,747
Michigan Insured Tax Exempt Fund	$6,833	$8,174	$1,805	$16,812
Minnesota Insured Tax Exempt Fund	$3,267	$209	$358	$3,834
New Jersey Insured Tax Exempt Fund	$26,596	$1,505	$6,535	$34,636
New York Insured Tax Exempt Fund	$30,821	$984	$6,597	$38,402
North Carolina Insured Tax Exempt Fund	$21,454	$5,746	$99	$27,299
Ohio Insured Tax Exempt Fund	$15,830	$3,285	$661	$19,776
Oregon Insured Tax Exempt Fund	$6,623	$649	$10,710	$17,982
Pennsylvania Insured Tax Exempt Fund	$14,531	$1,669	$4,974	$21,174
Virginia Insured Tax Exempt Fund	$11,084	$575	$2,311	$13,970

Allocation of Portfolio Brokerage

Part II of this SAI describes the brokerage allocation policies of the First Investors Funds. The Funds did not pay brokerage commissions for the last three fiscal years.

Additional information concerning Purchases, Redemptions, PRICING and shareholder services

Additional information concerning purchases, redemptions, pricing and shareholder services is set forth in SAI Part II. This information generally does not repeat information already discussed in the applicable prospectus. Additional information concerning the determination of net asset value is also set forth in Part II of this SAI.

Taxes

     Information concerning tax laws applicable to the Funds is set forth in Part II of this SAI.

Beneficial Ownership Information

As of April 6, 2009 the following shareholders owned of record or beneficially owned 5% or more of the outstanding Class A shares of each of the Funds listed below.

Fund	% of Shares	Shareholder
Connecticut Fund	6.3	Esther C. Fleischman 135 Judwin Avenue New Haven, CT 06515
	5.3	Pershing Division of Donaldson, Lufkin & Jenrette Securities, Corp. One Pershing Plaza Jersey City, NJ 07399
Minnesota Fund	6.0	Donald J. Kiel 604 Marie Lane North Mankato, MN 56003
	11.0	Robert Pfotenhauer and Jeanette Pfotenhauer 4160 Trillium Lane E Mound, MN 55364
North Carolina Fund	18.7	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281

	10.6	First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060
Ohio Fund	6.0	First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060
	8.1	Stifel Nicolaus & Company, Inc. 501 North Broadway St. Louis, MO 63102
Pennsylvania Fund	6.2	First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060
Virginia Fund	5.0	Edward Morris Ciejek and Nancy Hubbard Ciejek 1963 Boyer Road Powhatan, VA 23139

As of April 6, 2009, the following owned of record or beneficially owned 5% or more of the outstanding Class B shares of each of the Funds listed below:

Fund	% of Shares	Shareholder
Insured Tax Exempt Fund II	20.6	First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060
California Fund	10.2	Honey G. Metowski 10 Simpaug Turnpike Redding, CT 06896
	5.2	Adolphus R. & Carolyn F. Benjamin Trust 5239 Coach Drive Richmond, CA 94803
	6.5	The Mary Anne Lyles Trust 331 N. Jefferson Avenue Fullerton, CA 92832
	46.5	Citigroup Global Markets, Inc. 333 West 34th Street-3rd Floor New York, NY 10001
Connecticut Fund	5.3	Florence Brown 439 Hall Hill Road Somers, CT 06071
	10.5	Linsco/Private Ledger Corp. P.O. Box 509026 San Diego, CA 92150-2926
	5.7	Bernice K. Woodbury 161 Blue Ridge Drive Manchester, CT 06040
	5.5	Oppenheimer & Co. 125 Broad Street-16th Floor New York, NY 10005
	5.9	Raymond James & Associates, Inc. 880 Carillon Parkway P.O. Box 12749 St. Petersburg, FL 33733-2749

Massachusetts Fund	5.5	Edmond J. Boucher and Cynthia J. Boucher 4 Jolly Road Athol, MA 01331
	6.4	Donna M. Smith and Dennis Smith 116 Prescott Street West Boylston, MA 01583
	8.6	Yvonne E. Boyle 264 Bunker Hill Street Charlestown, MA 02129
	10.1	William Destefano and Elodie Destefano 10 Green Lane Rehoboth, MA 02769
	5.4	UBS Financial Services, Inc. 1000 Harbour Boulevard-7th Floor Weehawken, NJ 07086
Michigan Fund	6.2	Raymond James & Associates, Inc. 880 Carillon Parkway P.O. Box 12749 St. Petersburg, FL 33733-2749
	14.1	Robert W Baird & Co. Inc. 777 East Wisconsin Avenue Milwaukee, WI 53202-5302
	6.2	Catherine J. Pampalona Living Trust 41528 Redmond Court Clinton TWP, MI 48038
	8.6	Ruth M. Heyn 707 Princeton Ann Arbor, MI 48103
	6.1	Gerald W. Kinney 3849 W. Rose City Road West Branch, MI 48661
	15.3	Oppenheimer & Co. 125 Broad Street-16th Floor New York, NY 10005

Minnesota Fund	20.5	Catherine M. Marien 1079 Colette Place Saint Paul, MN 55116
	32.5	Harold J. Mareck and Yolanda L. Mareck 1600 St. Clair Avenue Saint Paul, MN 55105
	14.8	Citigroup Global Markets, Inc. 333 West 34th Street-3rd Floor New York, NY 10001
	9.5	Roger A. Schutz 5142 15th Street SE Rochester, MN 55904
	5.3	Tom Yager c/o Alexandria Hearing Center 3015 Highway 29, Suite 4055 Alexandria, MN 56308
New Jersey Fund	6.5	First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060
	9.0	J.P. Morgan Clearing Corp 1 Metrotech Center North Brooklyn, NY 11201-3859
New York Fund	7.4	Jack Rubin 26 Amy Court North Woodmere, NY 11581
	5.4	Ruth Herron Smalt 44 Oakwood Avenue Rye, NY 10580
North Carolina Fund	10.1	Citigroup Global Markets, Inc. 338 Greenwich Street New York, NY 10013
	24.5	First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060

Ohio Fund	7.7	First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060
	49.3	Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013
	13.4	National Financial Services, Corp. 200 Liberty Street One World Financial Center New York, NY 10281
Oregon Fund	5.3	Antone G. Vandehey 8575 NW Roy Road Cornelius, OR 97113
	5.0	Ruth Ann Simmonds 5477 Basin View Drive Klamath Falls, OR 97603
	8.2	Heidi W. Dupuis 4784 Happy Drive NE Salem, OR 97305
Pennsylvania Fund	9.5	Richard J. Seifert 1851 Funston Avenue Penn Hills, PA 15235
	5.0	F. Russell Ferrante and Rachelle D. Ferrante 1305 New Virginia Road Downingtown, PA 19335
	5.0	Janney Montgomery Scott, LLC 1801 Market Street Philadelphia, PA 19103
	5.5	Margaret D. Pociask and Louis S. Pociask 123 Lynch Street Olyphant, PA 18847
	10.9	First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060

Virginia Fund	6.5	Janet S. Posey 4611 N. Bailey Bridge Road Midlothian, VA 23112
	6.6	John P. Voros and Rose M. Voros 891 Catalina Drive Newport News, VA 23608
	10.9	Marjory Greenwood 504 Beechwood Drive Williamsburg, VA 23185
	8.7	Orville I. Overboe Living Trust 1946 Huguenot Hundred Drive Midlothian, VA 23113
	11.5	Kathleen V. Waldron 2824 South Abingdon Street-Apt. 2B Arlington, VA 22206
	7.7	TD Ameritrade, Inc. 4211 S. 102nd Street Omaha, NE 68127-1031
	5.2	Robert M Turnbull 801 N. Monroe Street-Apt 330 Arlington, VA 22201

As of April 6, 2009 the following owned of record or beneficially owned 25% or more of the outstanding Class B shares of each of the Funds listed below:

Fund	% of Shares	Shareholder
California Fund	46.5	Citigroup Global Markets, Inc. 333 West 34th Street – 3rd Floor New York, NY 10001

Minnesota	32.5	Harold J. Mareck and Yolanda L. Mareck 1600 St. Clair Avenue Saint Paul, MN 55105
Ohio Fund	49.3	Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013

Financial Statements

The Funds incorporate by reference the financial statements and reports of an independent registered public accounting firm contained in the annual reports to shareholders for the fiscal year ended December 31, 2008.

APPENDIX A

Investment Strategies Used by the First Investors Tax Exempt Funds

The investment strategies used by each Fund, including strategies to invest in particular types of securities or financial instruments, are listed below. The investment strategies that each Fund currently uses or currently anticipates using are noted by a check (✓) mark. The investment strategies that each Fund does not currently anticipate using are noted by a dash (-) mark. Each Fund reserves the right to alter its investment strategies or to use other strategies to the extent permitted by its investment policies and applicable regulatory requirements. The investment policies of each Fund are set forth in its prospectus and Appendix B of this SAI. The investment strategies listed below, and their associated risks, are described in Part II of this SAI.

✓Fund uses or currently anticipates using	— Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	—
Convertible Debt Securities	—
High Yield Securities	—
Mortgage-Backed Securities	—
Other Asset-Backed Securities	—
Municipal Securities	✓
Syndicated Bank Loans	—
U.S. Government Securities	—
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	—
Common Stocks, Preferred Stocks, and Warrants	—
Shares of Other Investment Companies	—
Shares of Exchange Traded Funds	—
Real Estate Investment Trusts	—
Foreign Securities Exposure	—
Depository Receipts	—
Foreign Securities Traded in the U.S.	—
Foreign Securities Traded in Foreign Markets	—
Foreign Securities Traded in Emerging Markets	—
Foreign Currency	—
Derivatives	✓
Credit-Linked Securities	—
Inverse Floaters	✓
Interest Rate Swaps	✓
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	—
Options	—
Futures	—
Repurchase Agreements	—
Temporary Borrowing	✓
Temporary Defensive Investments	✓
Securities Lending	—

I-A-1

APPENDIX B

Investment Policies of the First Investors Tax Exempt Funds

The following is a list of the investment policies of each Fund other than those policies that are set forth in the Fund’s prospectus. Each Fund’s investment policies are designed to set limits on or prohibit the Fund from engaging in specified investment strategies. For a description of the investment strategies that each Fund actually uses or currently contemplates using, you should review the prospectus for the Fund and Appendix A of this SAI.

Each Fund also has adopted the investment policies that are set forth below. Unless identified as non-fundamental, these investment policies are fundamental policies, which may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). As defined by the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Each Fund’s investment objective is a non-fundamental policy of the Fund. Non-fundamental policies may be changed by the Board of Trustees (“Board”) without shareholder approval. Except with respect to borrowing, or as otherwise expressly provided, changes in values of a Fund's assets will not cause a violation of the Fund’s investment policies.

Fundamental Policies:

Each Fund may not:

(1)     Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(2)     Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(3)     Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(4)     Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(5)      Except for any Fund that is “concentrated” in an industry or group of industries within the meaning of the 1940 Act, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(6)     Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

(7)     Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on

I-B-1

indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

(8)     Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investment in other investment companies.

The Insured Tax Exempt Fund and Insured Tax Exempt Fund II, under normal circumstances, will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the federal AMT.

Each of the Single State Insured Tax Exempt Funds, under normal circumstances, will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from both federal income tax, including the federal AMT, and any applicable state income tax for individual residents of the state listed in the name of the single state Fund.

Non-Fundamental Policies:

Each Fund has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval:

(1)     Under normal circumstances, each Fund will invest at least 80% of its net assets in securities that are insured as to the timely payment of interest and principal by independent insurance companies that are rated as investment grade by at least one nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investors Service, Inc. (Moody’s), Standard and Poor’s Rating Services (“S&P’) and Fitch Ratings (“Fitch”). The insurance company ratings are determined at the time the securities are purchased by the Fund. Each Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

(2)     Each Fund will not invest more than 25% of its net assets in interest rate swaps. For purposes of calculating this 25% limitation, each Fund will use the notional amount of an interest rate swap.

(3)     Each Fund will not invest more than 10% of its net assets in inverse floaters.

I-B-2

Statement of Additional Information Part II
dated May 1, 2009

Part II of this SAI describes policies and practices that apply to each of the Funds in the First Investors Family of Funds, except as otherwise indicated. The First Investors Family of Funds (or “First Investors Funds”) consists of 4 registered investment companies: First Investors Equity Funds, First Investors Income Funds, First Investors Tax Exempt Funds and First Investors Life Series Funds. The term “Fund” as used herein includes each individual series of each series investment company, except as otherwise indicated.

PART II - TABLE OF CONTENTS

DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS		2
I.	Debt Securities	2
II.	Equity Securities	7
III.	Foreign Securities Exposure	8
IV.	Restricted and Illiquid Securities	10
V.	When-Issued Securities	10
VI.	Standby Commitments	10
VII.	Futures and Options	11
VIII.	Derivatives	14
IX.	Repurchase Agreements	16
X.	Temporary Borrowing	16
XI.	Temporary Defensive Investments	16
XII.	Securities Lending	16
PORTFOLIO HOLDINGS INFORMATION POLICIES AND PROCEDURES		17
PORTFOLIO TURNOVER		19
MANAGEMENT OF THE FUNDS		19
RESPONSIBILITIES OF THE BOARD OF THE FUNDS		25
UNDERWRITER AND DEALERS		26
POTENTIAL Conflicts OF INTERESTS IN DISTRIBUTION ARRANGEMENTS		26
DISTRIBUTION PLANS		27
ADDITIONAL INFORMATION concerning purchases, redemptions, pricing and shareholder services		28
DETERMINATION OF NET ASSET VALUE		49
ALLOCATION OF PORTFOLIO BROKERAGE		51
CREDIT RATINGS INFORMATION		52
GENERAL INFORMATION		56
APPENDIX A-TAXES		A-1

DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS

The following are descriptions of investment strategies that are used by one or more of the Funds within the First Investors Family of Funds, as well as the risks of those strategies. To determine which strategies are used by a particular First Investors Fund, you must review the prospectus and Appendices A and B of Part I of the SAI with respect to such Fund. The prospectus will identify the principal investment strategies of the Fund and the principal risks of those strategies. Appendix A contains schedules listing the investment strategies that may be used by each Fund covered by the SAI. Appendix B describes the investment policies that may limit or restrict the Fund’s ability to use certain investment strategies. The references below to “Funds” or a “Fund” refer to those Funds that are authorized to invest in the described securities.

I.     Debt Securities

The Funds may invest in all of the debt securities described below. The market value of most debt securities is influenced by changes in the level of interest rates. Generally, as interest rates rise, the market value of a debt security decreases. Conversely, as interest rates fall, the market value of a debt security increases. This is referred to as interest rate risk. Factors which could result in a rise in interest rates, and a decrease in the market value of a debt security, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit and an increase in the price of commodities such as oil.

The market value of most debt securities is influenced by the credit risks associated with such security. Credit risk is the risk that an issuer may not be able to pay principal and interest when due. The debt securities that are purchased by the Funds may be rated investment grade, may be rated below investment grade or may be unrated. Debt obligations rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by Standard & Poor’s Ratings Services (“S&P”) are considered investment grade. Bonds that are rated lower than Baa or BBB are considered below investment grade and are referred to as “High Yield Securities.” In general, the lower the credit rating for a debt security, the higher the credit risk. As discussed below, High Yield Securities are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. Even debt obligations that are rated Baa by Moody’s or BBB by S&P have speculative characteristics.

A.  Commercial Paper and Other Short-Term Investments. The Funds may invest in commercial paper (which are short-term promissory notes issued by corporations), commercial bank obligations (such as certificates of deposit and bankers acceptances), and short-term obligations issued by the U.S. government, its agencies, or instrumentalities. Commercial paper is generally sold without registration pursuant to exemptions under the Securities Act of 1933, such as Section 3(a)(3) or 4(2). The commercial paper purchased by the Funds may be liquid or illiquid. See “Restricted and Illiquid Securities” for risks associated with investing in restricted and illiquid securities. The commercial paper purchased by the Funds may be rated or unrated. The commercial paper purchased by the Funds may also take the form of short-term promissory notes that are backed by assets, such as credit card and other receivables. See “Other Asset-Backed Securities.”

B.  Corporate Bonds and Notes. The Funds may invest in bonds and notes issued by corporations and other similar entities. Corporate bonds and notes generally have maturities of between one and thirty years. In general, the longer the maturity of a bond, the greater the interest rate risk. The corporate bonds and notes that may be purchased by the Funds may be convertible into equity securities, which may also include hybrid securities. See “Convertible Debt Securities.” The Funds may also invest in debt securities that are accompanied by warrants or rights that are convertible into the issuer’s equity securities. The Funds may sell or retain such warrants or rights.

C.  Convertible Debt Securities. The Funds may invest in convertible debt securities and/or hybrid securities. A convertible debt security is generally a debt obligation that may be converted into the stock of the same or different issuer. The value of a convertible bond may be dependent in part on the value of the issuer’s equity securities.

D.  Hybrid Securities. Hybrid securities generally combine both debt and equity characteristics. The most common example is a convertible bond that has features of any ordinary bond, but is influenced by the price movements of the stock into which it is convertible. Hybrid securities can include a variety of features that allow them to exhibit changing proportions of debt and equity characteristics. As a result, it may be difficult to classify them as either debt or equity.

E.  High Yield Securities. The Funds may invest in high yield, high risk securities also known as junk bonds (“High Yield Securities”), including securities of companies that are in default or undergoing bankruptcy or reorganization (“Distressed Securities”). High yield securities include bonds that are rated below Baa by Moody’s or below BBB by S&P as well as unrated bonds that are determined by the Funds to be of equivalent quality.

Debt obligations, including convertible debt securities, rated lower than Baa by Moody’s or BBB by S&P, are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be more sensitive to adverse economic changes or individual corporate developments than those of higher quality bonds. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, issuers of High Yield Securities might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

The Funds could also incur a loss by investing in a High Yield Security due to an inaccurate evaluation of its credit risk. There may be less information available about issuers of High Yield Securities than is available concerning issuers of higher quality debt. Moreover, the credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security’s market value.

The market for High Yield Securities generally is thinner and less active than that for higher quality bonds, which may limit a Fund’s ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets. High Yield Securities are typically traded among a small number of broker-dealers. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more difficulty in executing trades at favorable prices, particularly during unsettled market conditions.

The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the task of valuing High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public’s perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund.

A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. To the extent permitted by a Fund’s investment policies, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for Federal income tax purposes, or to seek capital appreciation.

F.  Income Deposit Securities (“IDSs”). An IDS represents two separate securities, a share of common stock and a debt security issued by the same company, that are combined into one unit that trades like a stock on an exchange. Generally, the holder of an IDS has the right to separate the IDS into the share of common stock and the note represented thereby within a designated number of days following the closing of an offering or upon the occurrence of a change of control.

IDSs are subject to the same risks as the underlying securities that make up an IDS. There may be a thinner and less active market for IDSs than that available for higher quality securities. An issuer’s indebtedness could restrict its ability to pay interest and principal on the notes, pay dividends on the stock, and impact financing options and liquidity positions.

G.  Syndicated Bank Loans. A Fund may invest in syndicated bank loans. An investment in a syndicated bank loan does not violate a Fund’s fundamental investment policy against making loans because syndicated bank loans are sold to institutional investors and trade like other debt instruments. Syndicated bank loan participations are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with the purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will be subject to credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Investments in syndicated bank loans present the possibility that a Fund could be held liable as co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund anticipates that syndicated bank loans could be sold only to a limited number of institutional investors. In addition, some syndicated bank loans may not be rated by major rating agencies and may not be protected by the securities laws.

Investments in syndicated bank loans involve risk of loss in case of default or insolvency of the borrower. Syndicated bank loans may not be readily marketable and may be subject to restrictions on resale.

H. Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities, including collateralized mortgage obligations and mortgage pass-through securities. These securities represent interests in pools of mortgage loans. The payments of principal and interest on the underlying loans pass through to investors. Although the underlying mortgage loans are for specified periods of time, such as fifteen to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders may receive prepayments of principal, in addition to the principal, which is part of the regular monthly payments.

There are three types of interest rate related risks associated with mortgage-backed securities. The first is interest rate risk. The values of mortgage-backed securities will generally fluctuate inversely with interest rates. The second is prepayment risk. This is the risk that borrowers will repay their mortgages earlier than anticipated. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities. The third is extension risk. When interest rates rise, prepayments often drop, which should extend the average maturity of the mortgage-backed security. This makes mortgage-backed securities more sensitive to interest rate changes.

Mortgage-backed securities may also be subject to credit risk. Payment of principal and interest on most mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by U.S. Government agencies whose obligations are backed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or may be guaranteed by agencies or instrumentalities of the U.S. Government whose obligations are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). See “U.S. Government Securities.” Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

I.  Other Asset-Backed Securities. The Funds may invest in other forms of asset-backed securities i.e., in addition to asset-based commercial paper and mortgage-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card receivables, automobile loans, airplane leases, equipment leases, and other forms of receivables. These securities present certain risks in addition to those normally associated with debt securities. For instance, these securities may not have the benefit of any security interest in any collateral that could ensure payment of the receivable. For example, credit card receivables are generally unsecured. The obligors may also be entitled to the protection of a number of state and federal credit laws. Moreover, even if there are perfected security interests in the underlying collateral, there is the possibility that recoveries on repossessed collateral may not be sufficient to support payments on these securities.

To lessen the effect of failures by obligors on underlying assets to make payments, asset-backed securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. Credit supports, if any, do not protect against fluctuation in the market values of asset-backed securities. Moreover, a credit support depends upon the financial ability of its issuer to honor the support.

J.  Municipal Securities. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States (such as Puerto Rico), the District of Columbia and their political subdivisions, agencies and instrumentalities. The two principal classifications of municipal securities are “general obligation” and “revenue” securities. General obligation securities are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue securities generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a tax or other specific revenue source. The yields on municipal securities depend on, among other things, general bond market conditions, conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer.

Generally, the values of municipal securities vary inversely to changes in interest rates. Municipal securities are also subject to credit risk, which is the risk that the obligor may not be able to repay the debt when due or in the case of a revenue security that the source of the revenue may not be sufficient. National, regional or state-wide economic developments may adversely affect the market value of municipal securities held by a Fund or the ability of particular obligors to make timely payments of debt service on those obligations. There is also the risk that some or all of the interest income that a Fund receives from municipal securities might become taxable or be determined to be taxable by the Internal Revenue Service, applicable state tax authorities, or a judicial body. Future court decisions or legislative actions may also affect the ability of the issuer of a municipal security to repay its obligations.

K.  U.S. Government Securities. The Funds may invest in U.S. Government Securities. U.S. Government Securities include: (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the FHA, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as the Fannie Mae, Freddie Mac or the Federal Home Loan Banks). These U.S. Government-sponsored entities, although chartered or sponsored by Congress, are not funded by Congressional appropriations and are not guaranteed nor insured by the U.S. Government. They are supported by the credit of the issuing agency, instrumentality or corporation. The range of maturities of U.S. Government Securities is usually three months to thirty years. In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

The Funds may also invest in separated or divided U.S. Government Securities. These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself. When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures. The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased. Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. See “Zero Coupon and Pay-In-Kind Securities.” These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

The Funds may also purchase certificates, not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

L.  Variable Rate and Floating Rate Securities. The Funds may invest in variable rate and floating rate securities. Issuers of such notes include corporations, banks, broker-dealers, finance companies and issuers of municipal securities. Variable rate notes include master demand notes that are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations.

The interest rate on a floating rate obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, there may be no established secondary market for these obligations and they may be illiquid. See “Restricted and Illiquid Securities” for the risks of illiquid securities. Where these obligations are not secured by letters of credit or other credit support arrangements, the right of a Fund to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. The Funds will invest in obligations that are unrated only if they determine that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. The Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund’s portfolio.

M.  Zero Coupon and Pay-In-Kind Securities. The Funds may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay “interest” through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities, and the “interest” received on pay-in-kind securities, each year must be accounted for by a Fund that holds such securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

II.     Equity Securities

A. Common Stocks, Preferred Stocks, and Warrants. The Funds may invest in equity securities, including common stocks, preferred stocks, rights, warrants that are convertible into common stocks as well as options to buy or sell stocks (“equity securities”). Equity securities are subject to market risk. This means that they may decline in value over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets. The risks of investing in equity securities can be magnified when a Fund invests in them by means of options. For the special risks associated with options, see “Section VII. Futures and Options”. The Funds may invest in equity securities of foreign companies directly or through depository receipts. Investments in the stocks of foreign companies involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets. See “Section III. Foreign Securities Exposure” for the additional information on the associated strategies and risks. The Funds may also invest in common stocks or other equity securities issued by newer and less seasoned companies with small to medium market capitalizations. Securities issued by such companies present greater risks than securities which are issued by larger, more established companies.

B. Shares of Other Investment Companies. The Funds may invest in the shares of other investment companies, including Exchange Traded Funds (“ETFs”) that are registered as investment companies. Investments in the shares of other investment companies or ETFs carry all of the same risks that are associated with direct investments in the securities that are owned by such companies. See “Shares of Exchange Traded Funds.” Investments in the shares of other investment companies or ETFs also expose a Fund to additional expenses. A Fund that invests in an investment company or an ETF will indirectly bear a proportionate share of the fees, including investment advisory and administrative fees, that are paid by such investment company or ETF. The Funds may invest all or a portion of their available cash in an affiliated unregistered money market fund (“Unregistered Money Market Fund”) without limit in accordance with SEC Rule 12d1-1. The Unregistered Money Market Fund does not have a board of trustees. It is managed by FIMCO in accordance with Rule 2a-7 standards, except for those that apply to fund boards. FIMCO does not receive any fee for managing the Unregistered Money Market Fund. However, the Unregistered Money Market Fund will bear certain expenses, such as auditing fees, which the Funds will bear indirectly. By investing their cash in the Unregistered Money Market Fund, the Funds may be able to achieve better diversification and yield than they would if each invested its cash separately.

C. Shares of Exchange Traded Funds. ETFs essentially are baskets of stocks that are listed on an exchange and trade like individual stocks. ETFs typically seek to replicate selected indices. The value of an ETF is usually determined by demand for the underlying securities themselves. Although the value of an ETF is related to the ETF’s underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount to net asset value. In addition, a failure to maintain the exchange listing of an ETF’s shares and substantial market or other disturbances could adversely affect the value of such securities.

ETFs may or may not be registered as investment companies depending upon how they are organized. ETFs that are organized as unit investment trusts are registered under the Investment Company Act of 1940 (“1940 Act”) as investment companies. Examples of such ETFs include iShares (formerly called World Equity Benchmark Shares or WEBS) and Standard & Poor’s Depository Receipts (“SPDRs”). ETFs that are organized as grantor trusts, such as Holding Company Depository Receipts (“HOLDRs”), generally are not required to register as investment companies under the 1940 Act. Investments in ETFs, whether or not registered as investment companies, expose the Funds to additional fees.

D. Real Estate Investment Trusts. The Funds may invest in shares of real estate investment trusts (“REITs”). Equity REITs invest in income-producing real estate. They produce income from rental and lease payments as well as occasional sales of property. Mortgage REITs make construction, development, and long-term mortgage loans. They produce income from repayment of the loans and sales of the loan obligations. REITs may invest in both real estate and real estate loans.

Unlike most corporations (and trusts classified as such for federal tax purposes), REITs do not have to pay federal income tax on income and gains they distribute to their shareholders if they meet certain Internal Revenue Code requirements. To qualify, a REIT must (1) distribute to its shareholders for each taxable year at least 90% of the sum of its “real estate investment trust taxable income” and certain other income and (2) must derive at least 75% of its gross income each taxable year from rents from real property, interest on mortgages secured by real property, gains from the disposition of real property or such mortgages, and certain other real estate related income. REITs generally offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks.

REITs are subject to real estate industry risk. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country as well as different regions, and the strength of specific industries that rent properties. Ultimately, an individual REIT’s performance depends on the types and locations for the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failures to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of federal tax treatment as a REIT may also affect an individual REIT’s performance.

REITs are also subject to interest rate risk. REIT stock prices overall will decline over short or even long periods because of rising interest rates. In general, during periods of high interest rate risks, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments. Higher interest rates also mean that financing for real estate purchases and improvements may be more costly and difficult to obtain.

REITs tend to be small or medium-size companies. Because small and mid-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuation than the stocks of larger companies. See “Restricted and Illiquid Securities” for the risks of illiquid securities.

E. Income Deposit Securities (“IDSs”). For a discussion of IDSs, see “Section I. Debt Securities – E. Income Deposit Securities.”

III.     Foreign Securities Exposure

The Funds may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or exchange traded funds (“ETFs”) (generally “foreign securities”). Investing in foreign securities involves more risk than investing in U.S. securities. Changes in the value of foreign currencies can significantly affect the value of a foreign security held by a Fund, irrespective of developments relating to the issuer. In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries. Investments in foreign government debt obligations also involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and a Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

A. Depository Receipts. The Funds may invest in securities issued by foreign companies through American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers. Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted. ADRs are not considered by the Funds to be foreign securities for purpose of any investment restrictions on investments in foreign securities. ADRs are, however, subject to many of the risks inherent in investing in foreign securities, including but not limited to currency fluctuations, political instability, government regulation, unfavorable political or legal developments, and differences in financial reporting standards. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

GDRs are issued globally and evidence a similar ownership arrangement to ADRs. Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets. Unlike ADRs, GDRs are typically denominated in foreign currencies. They may not, however, be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs. GDRs also involve the risks of other investments in foreign securities. For purposes of any investment restrictions on investments in foreign securities, GDRs are considered to be foreign securities.

B. Foreign Securities Traded in the United States. The Funds may invest directly in foreign equity or debt securities that are traded in the United States. Such securities are generally denominated in United States dollars. They also may be issued originally in the United States. For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the United States (“Yankee Bonds”). Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets. There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors. See “Restricted and Illiquid Securities” for the risks of illiquid securities. To the extent that dollar-denominated foreign stocks and bonds are traded in the United States securities markets, the Funds do not consider them to be foreign securities for purposes of investment policies restricting investments on such securities.

C. Foreign Securities Traded in Foreign Markets. The Funds may invest in foreign securities that are traded in foreign securities markets. In addition to the general risks of foreign investments discussed above, securities that are traded in foreign markets present special risks, including higher brokerage costs, potentially thinner trading markets, extended settlement periods and the risks of holding securities with foreign subcustodians and securities depositories. When the Funds are investing in securities that are denominated in foreign currencies, they may also sell securities denominated in foreign currencies and retain the proceeds in those foreign currencies to use at a future date (to purchase other securities denominated in those currencies) or buy foreign currencies outright to purchase securities denominated in those foreign currencies at a future date. The Funds may also engage in foreign currency futures contracts, foreign currency forward contracts, foreign currency exchange contracts and options thereon. See “Futures and Options” in section VII for a description of such investments. The Funds may also invest some or all of their excess cash in deposit accounts with foreign banks.

The Funds may invest in securities that are traded in foreign markets through participatory notes. Participatory notes (commonly known as P-notes) are derivative instruments used by foreign funds or investors that would like to invest in securities of a foreign issuer traded in its local market. Foreign funds or investors buy P-notes from brokers who are registered in a foreign issuer’s local market. Such brokers buy shares of an issuer on the local market and create the P-notes to represent interests in the shares. Thus, investments in P-notes present similar risks to investing directly in an issuer’s shares. Normally, P-notes can only be sold back to the broker that issued them. As a result, P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitment to the purchaser.

D. Foreign Securities Traded in Emerging Markets. The Funds may invest in the securities of issuers in less developed foreign countries including countries whose economies or securities markets are not yet highly developed. There are special risks associated with investing in emerging markets in addition to those described above in “Foreign Securities Traded in Foreign Markets.” These special risks include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

E. Foreign Currency. In addition to the instruments described in the Futures and Options section below, a Fund also may invest in foreign currency, foreign currency futures, and foreign currency options. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on such contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower costs than forward currency exchange contracts.

A Fund may purchase eurodollar instruments, which are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

IV.     Restricted and Illiquid Securities

The Funds may invest in restricted and illiquid securities. Restricted securities are securities that are subject to legal restrictions on resale, such as securities that have been issued in private transactions without registration under the Securities Act of 1933 (“1933 Act”). Restricted securities that have been sold without registration in private transactions generally can be resold only to other qualified institutional buyers under exemptions from registration under the 1993 Act, such as Rule 144A, or in subsequent registered offerings. The Funds may register restricted securities for resale. The registration of securities for resale involves costs and the Funds generally must rely on the issuers to provide accurate financial and other information in the registration statement and other regulatory filings for such securities.

Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. The Funds consider restricted securities to be illiquid unless their adviser or subadviser determines that such securities are liquid under policies and procedures that have been approved by the Board of Trustees of the Funds. The Funds also consider repurchase agreements with maturities in excess of seven days and OTC options and their underlying collateral to be illiquid securities.

It may be difficult or impossible for the Funds to resell restricted or illiquid securities. As a result, the Funds could suffer losses by investing in such securities. It may also be difficult to value such securities. The Funds could also incur costs (such as registration fees) to resell restricted securities.

V.     When-Issued Securities

The Funds may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund’s commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund’s commitment, the Fund will be required to deposit additional cash or qualified securities into the account until the value of the account is equal to the value of the Fund’s commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from the sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

VI.       Standby Commitments

The Funds may acquire standby commitments from banks with respect to securities held by the Funds. Under a standby commitment, a bank agrees to buy a particular security from a Fund at a specified price at the fund’s option. A standby commitment is similar to a put option for a particular security in a Fund’s portfolio. Standby commitments acquired by a Fund are not added to the computation of that Fund’s net asset value. Standby commitments are subject to certain risk, including the issuer’s ability to pay for a security when a Fund decides to sell the security for which it is issued and the lack of familiarity with standby commitments in the marketplace. A Fund’s ability to exercise their rights under a standby commitment is unconditional, without any limitation whatsoever, and non-transferable. The Fund, however, is permitted to sell a security covered by a standby commitment at any time and to any person.

A Fund may pay a consideration to a bank for the issuance of a standby commitment if necessary and advisable. Such a consideration may take the form of either a payment in cash, or the payment of a higher price for security covered by such a commitment. The effect of the payment of such consideration is to reduce the yield to maturity for the security so covered. Standby commitments acquired by a Fund are not added to the computation of a Fund’s net asset value and are valued at zero. When a Fund pays a consideration for the issuance of a standby commitment, the cost is treated as unrealized depreciation for the time it is held by the Fund. The dollar-weighted average maturity calculation for a Fund is not affected by standby commitments.

VII.     Futures and Options

The Funds may use financial futures, options or forward currency contracts as part of their investment strategies. The Funds may use stock index futures contracts and options thereon in anticipation of a significant market or market sector advance. The purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when a Fund is not fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. Further, stock index futures contracts and call options thereon may be purchased to maintain a desired percentage of a Fund invested in stocks in the event of a large cash flow into the Fund, or to generate additional income from cash held by the Fund. Stock index futures and options thereon may also be used to adjust country exposure.

The Funds may also use forward currency contracts to hedge cash positions during the settlement of transactions involving individual foreign securities and in between such transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, a Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates.

The Funds may also use foreign currency futures transactions and options. Through the purchase and sale of such contracts, the Funds may be able to achieve many of the same objectives attainable through the use of forward currency contracts, but more effectively and possibly at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on such contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower costs than forward currency exchange contracts.

The Funds may purchase eurodollar instruments, which are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

The Funds may also purchase options to buy individual securities when they believe that the prices of the securities will increase or write (sell) covered call options on individual securities when they do not believe that the prices of these securities will increase. When a Fund buys an option to purchase an individual security, it is generally anticipating that the price of the underlying security will increase before the option expires. In the event that this does not occur, the option could expire worthless and the Fund could lose the entire amount that it had paid for the option. When a Fund writes a covered call option, the Fund is generally attempting to increase the income it receives by holding the underlying security. However, it also limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

Additional information concerning the use of these instruments is discussed below. A Fund might not employ any of the strategies described below for a variety of reasons including the fact that a particular futures or options strategy may be too costly to benefit the Fund. Moreover, there can be no assurance that any strategy will succeed. Use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission (“SEC”), the several options and futures exchanges upon which options and futures contracts are traded and the Commodity Futures Trading Commission (“CFTC”). In addition, a Fund's ability to use these instruments may be limited by tax considerations. The Funds have claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, the Funds are not subject to registration or regulation as a pool operator.

To the extent that a Fund participates in the options or futures markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the Adviser's or Subadviser’s, as applicable, ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If the Adviser's or a Subadviser’s, as applicable, prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used.

No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option purchased or sold. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities generally will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

Successful use by a Fund of futures contracts and related options will in part depend upon the Adviser’s or Subadviser’s, as applicable, ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the underlying instruments or currencies. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract or related option moves more than the price of the underlying instruments or currencies, a Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movement in the price of the instruments or currencies that are the subject of the hedge.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities or currencies being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities or currencies because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

Positions in futures contracts and related options may be closed out only on the exchange or board of trade that provides a secondary market for such futures contracts or related options. Although a Fund may intend to purchase or sell futures contracts and related options only on the exchanges or boards of trade where there appears to be a liquid secondary market for such futures and related options, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

Options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of securities or currencies being hedged.

A Fund’s activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. Further, settlement of a foreign currency futures contract may occur within the country issuing the underlying currency. In that case, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

A Fund may not write options or purchase or sell futures or forward contracts unless it owns either (1) an offsetting (“covered”) position in securities, or other options or futures or forward contracts or (2) cash and liquid securities with a value sufficient at all times to cover its potential obligations. A Fund must comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and liquid securities in a segregated account with its custodian in the prescribed amount. Securities or other options, futures or forward contract positions used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management and decrease a Fund's liquidity.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation under a call option it has written, a Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right under a call or put option it has purchased, a Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

The value of an option position will reflect, among other things, the current market price of the underlying security, currency or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, currency or index and general market conditions. For this reason, the successful use of options depends upon the Adviser's or the Subadviser’s ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the index selected.

Unless an option purchased by a Fund is exercised or unless a closing transaction is affected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be affected with respect to options traded in the over-the-counter (“OTC”) markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option.

Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because a Fund must maintain a covered position or segregate assets with respect to any call option it writes, a Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option unless it substitutes other acceptable securities. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

Index options are settled exclusively in cash. If a Fund purchases an option on an index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

At or before the maturity date of a forward contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that the Fund will be able to enter into new or offsetting forward currency contracts. Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to a Fund. The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

VIII.     Derivatives

The Funds may invest in derivatives, including credit-linked securities, inverse floaters and interest rate swaps. Derivative securities are instruments that derive their value from other financial instruments, securities, or indices.

A. Credit-Linked Securities. Credit-linked securities are securities whose performance is linked to the performance of a designated basket or index of high yield securities or credit default swaps. Credit-linked securities are typically issued by a trust or a similar entity, which invests in a designated basket of high yield securities or in swap agreements or securities lending agreements that are based upon designated baskets of high yield securities or credit default swaps. Investments in credit-linked securities can be an efficient means of managing the cash position of a Fund.

The risks associated with investing in credit-linked securities include the following:

1.

Market Risk. The values of credit-linked securities will generally rise or fall in response to the changes in the market values of the designated basket or index of high yield securities or credit default swaps.

2.

Credit Risk and Interest Rate Risk. The credit risk and interest rate risk associated with an investment in a credit-linked security are generally equivalent to the credit risk and interest rate risk associated with direct investments in the actual securities in the underlying designated basket of high yield securities or credit default swaps.

3.	Counter-Party Risk. This is the risk that the counter-party to a swap or securities lending agreement will be unable to honor its commitments under the agreement.

4.

Liquidity Risk. Credit-linked securities are typically not registered for public trading under the Securities Act of 1933 and are therefore considered restricted securities. At times, it may be difficult to sell credit-linked securities due to the lack of an available trading market. See, Section IV “Restricted and Illiquid Securities” for the risks of illiquid securities.

5.

Basis Risk. This is the risk that the performance of credit-linked securities may not correspond with the performance of the underlying designated basket of high yield securities or their target index.

For these reasons, there is no guarantee that the strategy of investing in credit-linked securities will be successful and a Fund could lose money by investing in them.

B. Inverse Floaters. Inverse floaters are securities on which the rate of interest varies inversely with interest rates on other securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited and they may be illiquid. See “Restricted and Illiquid Securities” for the risks of illiquid securities. The market values of such securities generally are more volatile than the market values of ordinary fixed rate obligations. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

C. Interest Rate Swaps. Interest rate swap transactions are agreements between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time. For example, two parties may agree to exchange interest payments on variable and fixed rate instruments. The Funds may enter into interest rate swap transactions to preserve a return or spread on a particular investment or a portion of its bond portfolio.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams will be netted out in a cash settlement on the payment date or on dates specified in the investment. A Fund’s obligations under a swap agreement will be accrued on a daily basis (offset against any amounts owing to the Fund), and appropriate Fund assets having an aggregate net asset value at least equal to the accrued but unpaid net amounts owed to a swap counter-party will be generally maintained in a segregated account. A Fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Because segregated accounts will be established with respect to such transactions, the Funds do not treat swap transactions as constituting senior securities. Accordingly, the Funds will not treat them as being subject to the Funds’ borrowing restrictions.

The Funds will enter into interest rate swap transactions only with banks and recognized securities dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by each Fund's Board. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the

Fund contractually is entitled to receive. If there is a default by the counter-party, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown significantly in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Fund were incorrect in its forecasts of interest rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

IX.     Repurchase Agreements

The Funds may invest in repurchase agreements. A repurchase agreement is essentially a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date. The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities, which serve as collateral, are transferred to a Fund’s custodian bank. In a “tri-party” repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a “quad-party” repurchase agreement, the Fund’s custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week. The securities, which are subject to repurchase agreements, however, may have long maturities. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

X.     Temporary Borrowing

The Funds may borrow for temporary or emergency purposes to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Borrowing increases the risks of investing by increasing leverage and accentuating potential losses.

XI.     Temporary Defensive Investments

From time to time, the Funds may take temporary defensive positions in reaction to unusual market conditions, anticipated redemptions, or other events. At such times, the Funds may invest large portions of their portfolios in cash (including foreign currency) or cash equivalents such as commercial paper and short-term debt instruments. In addition, the Funds may also invest in larger capitalization issuers and/or higher-quality and shorter maturity instruments then they otherwise would under their stated investment policies and strategies. For a description of commercial paper and other short-debt instruments, see “Commercial Paper and Other Short-Term Investments.” When the Funds are taking temporary defensive positions, they may not achieve their investment objectives and they could suffer losses. For information concerning the risks of investing in commercial paper, other short-term debt instruments, and foreign currency, see “Debt Securities”, “Commercial Paper and Other Short-Term Investments”, and “Foreign Securities Exposure.”

XII.     Securities Lending

The Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to cover or complete certain transactions. In connection with such loans, the Funds remain the owner of the loaned securities and continue to bear the risks of ownership and to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Funds also have the right to terminate a loan at any time. The Funds do not have the right to vote on securities while they are on loan. However, it is the Funds’ intention to attempt to terminate loans in time to vote those proxies that the Funds have determined are material to its interests. Loans of portfolio securities may not exceed 33-1/3% of the value of each Fund’s total assets (including the value of all assets received as collateral for the loan). The Funds will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 101% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Funds may reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. The Funds may invest the cash collateral in money market funds or similar private investment vehicles, repurchase agreements or other high quality instruments with short maturities that meet Rule 2a-7 eligibility standards. The Funds may participate in a securities lending program operated by a lending agent (the “Lending Agent”) and may delegate to the Lending Agent the responsibility of investing cash collateral in accordance with specified investment guidelines. The Lending Agent will receive a percentage of the total earnings of the Funds derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Funds may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Funds’ adviser or Lending Agent to be of good financial standing. In a loan transaction, the Funds will also bear the risk of any decline in value of securities acquired with cash collateral.

PORTFOLIO HOLDINGS INFORMATION POLICIES AND PROCEDURES

In accordance with SEC regulatory requirements, each First Investors Fund files a complete schedule of its portfolio holdings with the SEC on a quarterly basis on Forms N-CSR and N-Q. These forms are publicly available on the SEC's Internet website (http://www.sec.gov ). Each Fund will also provide a copy of its latest Form N-CSR to the public free of charge upon request. Each Fund (except for a money market fund) also includes a schedule of its portfolio holdings in its annual and semi-annual reports to shareholders, which are available free of charge to the public upon request. Each Fund also publishes its top ten holdings on the First Investors website (http://www.firstinvestors.com ) on a quarterly basis.

Until portfolio holdings information for the Funds is made public in Form N-CSR, in Form N-Q, in a shareholder report, or on the First Investors website, it is considered to be confidential. Such information may only be disclosed to persons who have a legitimate business reason to have the information and who are subject to a duty to keep the information confidential (including a duty not to trade on such information). Neither the Funds, FIMCO, any subadviser of the Funds, nor any other person receives compensation in connection with the disclosure of information about portfolio securities.

Non-public portfolio holdings information may not be provided to any actual or prospective shareholder of the Funds, any institutional investor, or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Funds. This is not considered a legitimate business need for the information. If such persons request portfolio holdings information, they may only be provided with information that is disclosed in the latest annual or semi-annual report, in Forms N-CSR and N-Q filed with the SEC, and on the First Investors website.

Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality:

(a)	Investment advisers, sub-advisers, and sub-adviser candidates for the Funds (and their access persons);
(b)	Custodians and sub-custodians of the Funds;
(c)	Auditors of the Funds;
(d)	Legal counsel for the Funds;
(e)	Legal counsel to the independent trustees of the Funds;
(f)	Ratings or ranking agencies;
(g)	Parties who provide insurance for municipal securities purchased by the Funds;
(h)	Companies that provide analytical services to the Funds and their Adviser;
(i)	Companies that provide pricing, operational, trade notification, settlement and valuation services to the Funds, their Adviser and/or their subadvisers;
(j)	Proxy voting services employed by the Funds;
(k)	Broker-dealers who provide execution or research services for the Funds (including identifying potential buyers and sellers for securities that are held by the Funds);

(l)	Broker-dealers who provide quotations that are used in pricing when a pricing service is unable to provide a price or it is determined to be unreliable;
(m)	Companies that provide other services that are deemed to be beneficial to the Funds; and
(n)	Securities Lending Agents.

The Funds have ongoing arrangements to provide portfolio holdings information to the following: custodians and sub-custodians of the Funds (The Bank of New York Mellon, Brown Brothers Harriman & Co. and their foreign sub-custodians); the independent registered public accounting firm of the Funds (Tait, Weller & Baker); ratings or ranking agencies and companies that provide analytical services to the Funds and their investment adviser (Lipper, FactSet Research Systems, Inc., Investment Technology Group, Inc., and Bloomberg); pricing services employed by Funds (FT Interactive Data Corp and Standard & Poor’s Securities Evaluations, Inc.); proxy voting services employed by the Funds (Risk Metrics Group, Broadridge Financial Solutions, Inc. and Glass Lewis & Co.); securities Lending Agent (Credit Suisse, New York Branch) and companies that provide operational, trade notification, settlement, pricing and valuation services (State Street Bank and Trust Company).

The following categories of persons are authorized to disclose portfolio holdings information to persons who have a legitimate business reason to receive non-public information – executive officers of the Funds, the portfolio managers, traders, analysts, other portfolio department personnel, such as portfolio assistants and administrative assistants, portfolio accountants, senior executives, and legal and compliance officers of the Funds’ adviser or subadvisers.

FIMCO employs the following policies on behalf of the Funds with respect to portfolio holdings information. It requires employees who have access to non-public portfolio holdings information as part of their regular functions to treat such information as confidential, prohibits them from trading for their own accounts based upon such information to the extent that such trading would violate the law, and prohibits them from selectively disclosing such information to any person who does not have a legitimate business need for such information that is consistent with the interests of the Funds. FIMCO permits such employees to disclose a non-public list of portfolio holdings to a broker-dealer that provides services to the Funds subject to the following conditions: (a) the list must be at least 30 days old; (b) it must not specify the number of shares or units held, the dollar value, or the percentage of assets represented by the securities; and (c) it must be accompanied by a statement that the information is confidential and is being provided solely to assist the broker-dealer to provide research and execution services to the Funds and may not be used for trading in the Funds’ shares by the broker-dealer or its clients. The Chief Compliance Officer of the Funds may also make exceptions to these policies when it is in the best interests of the Funds to do so.

The subadvisers for certain First Investors Funds, Wellington Management Company, LLP (“Wellington Management”), Paradigm Capital Management, Inc. (“Paradigm Capital Management”), Vontobel Asset Management, Inc. (formerly named Vontobel USA, Inc.) (“Vontobel”) and Smith Asset Management Group, L.P. (“Smith”), use policies that comply with the policies of First Investors Funds. Generally, Wellington Management’s policies prohibit disclosing the portfolio holdings of any Fund to any person unless such disclosure has been approved by the Fund or such a disclosure is reasonably necessary for Wellington Management to provide investment advice to its clients. Paradigm Capital Management’s policies require authorization prior to any disclosure of portfolio holdings to any outside vendor or service provider other than a broker-dealer that provides it with research and execution services. Paradigm Capital Management’s policies also recognize that it is appropriate to release portfolio information upon request from regulatory agencies or if compelled by law to do so. Vontobel, aside from its disclosure of portfolio holdings information to broker-dealers that provide research and execution services to the Funds, will not disclose portfolio holdings information to third parties until such information is made public by the Funds. Smith’s policies prohibit disclosing the portfolio holdings of a Fund to any person unless such disclosure has been approved by the Fund or such disclosure is reasonably necessary for Smith to provide investment advice to its clients. To the extent a subadviser manages a Fund in accordance with a particular style that it uses for other clients, information about the holdings may be available to other clients or potential clients of the subadviser.

The Investment Compliance Manager of the Funds’ Adviser monitors for compliance with the foregoing policies with respect to employees of the Adviser and its affiliates who are Access Persons of the Funds. Any violations of these policies are reported to the Board of Trustees of the Funds on a quarterly basis. The policies of the Funds’ sub-advisers are monitored by its compliance staff, and any violations are required to be reported to the Chief Compliance Officer of FIMCO and the Funds, and the Board of Trustees of the Funds.

PORTFOLIO TURNOVER

Portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser or Subadviser (as applicable), investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions and, consequently, larger taxable distributions to shareholders.

MANAGEMENT OF THE FUNDS

A.     Advisory and Subadvisory Services.

Investment advisory services to each Fund are provided by FIMCO, pursuant to an Investment Advisory Agreement (“Advisory Agreement”). FIMCO is a wholly owned subsidiary of First Investors Consolidated Corporation (“FICC”), and its address is 110 Wall Street, New York, NY 10005. FICC and its consolidated subsidiaries engage in a variety of businesses, ranging from investment management to brokerage services, insurance and banking.

Pursuant to the Advisory Agreement, FIMCO is responsible for supervising and managing each Fund’s investments, determining each Fund’s portfolio transactions and supervising all aspects of each Fund's operations, subject to review by the Trustees. The Advisory Agreement also provides that FIMCO shall provide the Funds with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds.

The Advisory Agreement may be terminated at any time, with respect to a Fund, without penalty by the Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Trustees or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.

Under the Advisory Agreement, each Fund is obligated to pay the Adviser an annual fee, paid monthly, as set forth in Part I of its SAI. Each Fund bears all expenses of its operations other than those assumed by the Adviser or its Underwriter under the terms of its Advisory or Underwriting Agreements. Fund expenses include, but are not limited to: the advisory fee; Rule 12b-1 fees; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; registration fees and expenses; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

FIMCO has an Investment Committee composed of the Chairman and General Counsel of FIMCO, the Investment Compliance Manager, and the portfolio managers of each of the Funds. The Investment Committee meets periodically to review the performance of each of the Funds, the investment strategies that are being used to manage the Funds and recent additions to and deletions from the portfolios of the Funds.

FICC owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds’ transfer agent. Kathryn S. Head and members of her family control FICC and, therefore, control the Adviser.

Wellington Management serves as the investment subadviser to the Global Fund pursuant to a subadvisory agreement (“Subadvisory Agreement”). Under the Subadvisory Agreement, Wellington Management is responsible for managing the Fund’s investments, subject to the oversight of FIMCO and the Board. FIMCO is responsible for paying Wellington Management a subadvisory fee with respect to the Fund, as set forth in Part I of the SAI for the Fund. The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days’ nor less than 30 days’ written notice. The Subadvisory Agreement provides that Wellington Management will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Paradigm Capital Management serves as the investment subadviser to the Special Situations and Life Series Discovery Funds pursuant to a subadvisory agreement (“Subadvisory Agreement”). Under the Subadvisory Agreement, Paradigm Capital Management is responsible for managing each Fund’s investments, subject to the oversight of FIMCO and the Board. FIMCO is responsible for paying Paradigm Capital Management a subadvisory fee with respect to each Fund, as set forth in Part I of the SAI for the Fund. The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days’ nor less than 30 days’ written notice. The Subadvisory Agreement provides that Paradigm Capital Management will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Vontobel serves as the investment subadviser to the International and Life Series International Funds pursuant to a subadvisory agreement (“Subadvisory Agreement”). Under the Subadvisory Agreement, Vontobel is responsible for managing each Fund’s investments, subject to the oversight of FIMCO and the Board. FIMCO is responsible for paying Vontobel a subadvisory fee with respect to each Fund as set forth in Part I of the SAI for the Fund. The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days’ nor less than 30 days’ written notice. The Subadvisory Agreement provides that Vontobel will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Smith serves as the investment subadviser to the Select Growth and Life Series Select Growth Funds pursuant to separate subadvisory agreements (collectively, “Subadvisory Agreement”). Under the Subadvisory Agreement, Smith is responsible for managing each Fund’s investments, subject to the oversight of FIMCO and the Board. FIMCO is responsible for paying Smith a subadvisory fee, with respect to each Fund as set forth in Part I of the SAI for the Fund. The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days’ nor less than 30 days’ written notice. The Subadvisory Agreement provides that Smith will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

B.     Code of Ethics.

In accordance with the requirements of Rule 204A-1 of the Investment Advisers Act of 1940 and Rule 17j-1 of the 1940 Act, the First Investors Funds, FIMCO, and their principal underwriter, First Investors Corporation (“FIC”) have adopted a Code of Ethics (“Code”) to protect the Funds and other advisory clients of FIMCO (“Other Advisory Clients”) from actual and potential conflicts of interest which may arise from the Personal Securities Transactions and other conduct of access persons (“Access Persons”).

Under the Code, all Access Persons are expected to not only comply with the federal securities laws and the Code but also to follow the highest fiduciary and ethical standards in all business and personal dealings which could in any way affect the Funds or Other Advisory Clients. The guiding principles for all Access Persons are to place the interests of the Funds and Other Advisory Clients first at all times, to avoid placing themselves in any position in which there is any actual or apparent conflict of interest with the interests of the Funds or Other Advisory Clients, and to refrain from taking any inappropriate advantage of their positions of trust and responsibility.

Subject to certain exemptions, all Access Persons, except the disinterested Trustees of the Funds, are subject to a number of restrictions on their personal trading activities. Among other things, Access Persons (a) must report to FIMCO upon hire, and annually thereafter, all holdings of covered securities and reportable securities, as defined in the Code; (b) must have all non-exempt trades in covered securities pre-cleared; (c) are generally prohibited from trading covered securities while any of the Funds are buying or selling or actively considering buying or selling the same covered securities; (d) are prohibited from retaining profits from short-term trading in covered securities; (e) must report to a compliance officer on a quarterly basis all holdings of covered and reportable securities via duplicate account statements, confirmations or quarterly transaction reports; and (f) are prohibited from purchasing covered securities in limited offerings, including initial public offerings and private placements, unless a compliance officer determines that there are no actual or apparent conflicts between the interest of the Access Persons and the Funds.

Wellington Management, which serves as subadviser to First Investors Global Fund, has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons of its clients. Among other things, Wellington Management’s Code of Ethics requires its access persons to file reports concerning their personal securities holdings and transactions, including holdings of, and transactions in, mutual funds for which Wellington Management serves as subadviser; it requires access persons to pre-clear “covered transactions” prior to execution; and, it imposes “black out restrictions” on buying or selling securities that are being bought or sold by Wellington Management clients.

Paradigm Capital Management, which serves as subadviser to certain First Investors Funds, has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons of its clients. Among other things, Paradigm Capital Management’s Code of Ethics requires access persons to receive approval of a compliance officer prior to executing non-exempt personal securities transactions in “Named Securities”, which are securities currently recommended by Paradigm Capital Management for purchase or sale or are under consideration for purchase or sale; and it requires its access persons to report their personal securities holdings and transactions, including holdings of, and transactions in, mutual funds for which Paradigm Capital Management serves as subadviser.

Vontobel, which serves as a subadviser to certain First Investor Funds, also has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons of its clients. Personnel subject to the Code may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund for which Vontobel serves as subadviser, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to pre-clearance procedures, reporting requirements and holding period rules. The Code also restricts personal securities transactions in private placements, initial public offerings and securities in which the Funds, for which Vontobel serves as subadviser, have a pending order.

Smith, which serves as a subadviser to certain First Investors Funds, also has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons of its clients. Personnel subject to the Code may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund for which Smith serves as subadviser, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to reporting requirements and holding period rules. The Code also restricts personal securities transactions in certain situations.

C.     Proxy Voting Policies and Procedures.

The Funds have adopted policies and procedures for determining how proxies relating to portfolio securities held by the Funds should be voted, including policies and procedures for identifying and addressing potential conflicts of interest that may be presented between the interests of the Funds, their shareholders, and their advisers, subadvisers, and other affiliated persons. For Funds that are managed by FIMCO, the Board has approved use of FIMCO’s proxy voting policies and procedures. For each Fund that is managed by a subadviser, the Board has approved that subadviser’s proxy voting policies and procedures. The proxy voting policies and procedures used by FIMCO and the subadvisers are summarized below. All proxies are required to be voted in accordance with the best interests of the Funds. However, since the Funds are managed by different personnel and reasonable minds may differ on whether a particular proposal is in the best interest of a Fund, the Funds may not all vote in a similar manner on any particular issue. Moreover, the Funds may not vote all proxies for a variety of reasons described below.

1.     FIMCO.

FIMCO has delegated the responsibilities of monitoring, analyzing and voting proxies on behalf of the FIMCO-managed Funds to the RiskMetrics Group, Inc. (“RMG”). In turn, RMG determines how to vote proxies based on a set of guidelines that are updated each year to reflect feedback from a diverse range of market participants, including institutional investors, corporate issuers, and industry groups. The guidelines state whether RMG recommends voting for, against, withhold, or on a case-by-case basis on each category of issue listed. If the guidelines provide for a case-by-case approach, RMG generally lists the factors that are to be considered. RMG’s 2009 proxy voting guideline summaries are published at www.riskmetrics.com/policy/2009/policy_information. The 2009 guidelines are broken into the following categories and subcategories:

o	Operational Issues
o	Board of Directors Issues
o	Proxy Contests
o	Anti-takeover Defenses and Voting Related Issues
o	Mergers and Corporate Restructurings
o	State of Incorporation
o	Capital Structure
o	Executive & Director Compensation
	•	Equity Compensation Plans
	•	Specific Treatment of Certain Award Types in Equity Plan Evaluations
	•	Other Compensation Proposals & Policies
	•	Shareholder Proposals on Compensation
o	Corporate Responsibility Issues
	•	Overall Approach
	•	Animal Welfare
	•	Consumer Issues
	•	Diversity
	•	Climate Change and the Environment
	•	General Corporate Issues
	•	International Issues, Labor Issues and Human Rights
	•	Sustainability

When proxies are received for FIMCO-managed Funds (and other RMG clients), RMG formulates recommendations taking into consideration its guidelines and its analysis. FIMCO has instructed RMG to vote proxies for the FIMCO-managed Funds automatically in accordance with RMG’s recommendations. However, FIMCO will monitor what it regards as critical or important proxy votes and has reserved the right to vote on any issue in accordance with its own evaluation of the issue. FIMCO also monitors the voting process at RMG via its governance analytics website (RMG’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with RMG and can be accessed by FIMCO.

If a proxy proposal were to create a conflict of interest between the interests of a Fund and those of FIMCO or its affiliates, the conflict of interest would have to be reported to FIMCO’s General Counsel. The General Counsel would then provide guidance concerning the resolution of the conflict of interest and would report the conflict of interest to the Board of Trustees of the Funds at its next formal meeting.

2.     Wellington Management.

Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies and Procedures. Wellington Management’s Corporate Governance Committee is responsible for the review and oversight of the firm’s Global Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management’s Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each portfolio manager of the Fund has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote. Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

3.     Paradigm Capital Management.

Paradigm Capital Management votes proxies consistent with the best interests of the client, including long-term and short-term economic interests. Paradigm Capital Management’s Chief Compliance Officer is responsible for the review and oversight of the firm’s proxy voting policies and procedures. The portfolio managers are responsible for the day-to-day administration of the proxy voting process. Paradigm Capital Management has subscribed to an unaffiliated third-party corporate governance research service to assist it in analyzing proxies. The portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote. Paradigm Capital Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Chief Compliance Officer sets standards for identifying material conflicts. Proxy votes for which Paradigm Capital Management identifies a material conflict are reviewed by the Chief Compliance Officer and the portfolio manager to resolve the conflict and direct the vote. If a resolution cannot be made by the Chief Compliance Officer and the portfolio manager, a third party may be asked to resolve the situation.

4.     Vontobel.

Vontobel votes proxies consistent with the best interests of the client. Vontobel has subscribed to an unaffiliated third-party corporate governance research service to assist it in analyzing proxies. In most cases, Vontobel votes in strict accordance with the recommendations of the unaffiliated third-party corporate governance research service, but reserves the right to change that vote when a majority of the portfolio managers disagree with a recommendation or the firm is otherwise advised by the client in writing. Vontobel maintains procedures designed to identify and address material conflicts of interest in voting proxies. Whenever the Proxy Voting Group at Vontobel detects an actual or potential material conflict between the interests of a client, on the one hand, and the firm’s interests or the interests of a person affiliated with the firm on the other, the Proxy Voting Group will review the conflict. If a potential conflict has been identified, then Vontobel will provide the client with sufficient information regarding the potential conflict and obtain the client’s consent prior to voting, or vote securities in accordance with its proxy voting policies discussed above.

5.     Smith Group.

Smith believes that voting client proxies is an important tool for maintaining long-term shareholder value for its clients in conjunction with the overall portfolio management process. Smith has written policies and procedures designed to ensure that these ideals are effectively maintained in accordance with client’s best interests. Smith has established an advisory committee consisting of senior members of the management team as well as senior portfolio managers and Smith’s Chief Compliance Officer, which has the responsibility to construct Smith’s overall voting guidelines as well as the procedures to ensure compliance. A member of the committee has been designated the proxy voting manager, whose duty it is to administer Smith’s proxy voting procedures on an ongoing basis. Smith’s designated voting delegate receives proxy materials from the custodial bank or trustee for each client with which Smith has stated proxy voting authority. Smith has contracted with a third-party service provider to assist with administrative functions, including collecting and sorting proxy materials. Smith has stated guidelines regarding specific proxy items. Those items that do not fall under the stated guidelines set forth by Smith are reviewed on a case-by-case basis by the proxy voting manager and voted in the client’s best interest as determined by the committee. Situations may arise where the interests of Smith conflict with those of the client. These situations could include where: (i) Smith provides advisory services to a public firm whose shares are included in its client’s portfolio; or (ii) Smith, an affiliate or an employee has a personal relationship with a public firm whose shares are included in a client’s portfolio. If these situations arise and management of the issuer is soliciting proxy votes, the following guidelines will be applied: (a) if the proxy voting guidelines already determine a course of action, votes will be cast according to the guidelines; (b) if the proxy item does not fall under the specific guidelines or has been identified to be voted on a case-by-case basis, votes will be cast in accordance with an independent third-party corporate governance consultant.

6.     Situations Where Proxies May Not be Voted.

FIMCO, Wellington Management, Paradigm Capital Management, Vontobel and Smith may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

7.     Proxy Voting Record of the Funds.

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request by calling 1-800-423-4026 and (2) on the SEC’s internet website at http://www.sec.gov.

RESPONSIBILITIES OF THE BOARD OF THE FUNDS

There is one common Board of the Funds within the First Investors Family of Funds. The Board plays an important supervisory role with respect to oversight of the management of the Funds. Among other things, the Board is responsible for the annual approval of investment advisory contracts, evaluation of portfolio performance, and the oversight of decisions that have been made by the Adviser and subadvisers, as applicable, pursuant to delegated authority. There are three standing committees of the Board, the “Governance Committee”, the “Audit Committee”, and the “Investment Committee”. The Governance and Audit Committees are comprised of all of the Independent Trustees. The Investment Committee is comprised of all the Trustees. (Independent Trustees are also referred to as Disinterested Trustees.) The Governance, Audit and Investment Committees may designate one member to serve as the Chairperson of the Committee.

The Governance Committee (formerly the “Nominating and Compensation Committee”) was established in November 2004 and is responsible for, among other things, selecting and nominating persons to serve as Independent Trustees on the Board, evaluating candidates’ qualifications, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Trustees, and reviewing trustee compensation. During the last fiscal year, the Governance Committee met one time to discuss nominating and compensation related matters.

When the Board has, or expects to have, a vacancy, the Governance Committee receives and reviews information on candidates qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Funds’ offices c/o First Investors Management Company, Inc., 110 Wall Street, New York, New York 10005.

The Audit Committee is responsible for, among other things, overseeing the Funds’ accounting, financial reporting, and internal controls, approving the selection, retention, or termination of auditors, evaluating the independence of auditors, pre-approving any audit and non-audit services provided to the Funds and certain non-audit services provided to the Funds’ investment adviser or any of its affiliates, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, receiving reports from Fund management regarding the design or operation of the Funds’ internal controls, investigating improprieties or suspected improprieties in the Funds’ accounting or financial reporting, and reporting its activities to the full Board on a regular basis. The Audit Committee met three times during the last fiscal year.

The Investment Committee is responsible for, among other things, reviewing the investment performance data and related reports provided to the Board, reviewing the investment performance benchmarks and peer groups used in reports delivered to the Board, reviewing fee structures, expense ratios, fee waivers, and expense cap reimbursements, and reviewing the performance of the Funds individually and in the aggregate. The Investment Committee met five times during the last fiscal year.

UNDERWRITER AND DEALERS

Each Fund, except First Investors Life Series Funds, has entered into an underwriting agreement (“Underwriting Agreement”) with First Investors Corporation (“Underwriter” or “FIC”), located at 110 Wall Street, New York, New York 10005 that requires the Underwriter to use its best efforts to sell shares of the Funds. The Underwriting Agreement was unanimously approved by each Fund’s Board and the Independent Trustees. The Underwriting Agreement provides that it will continue in effect from year to year, with respect to a Fund, only so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of the Independent Trustees, voting in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically in the event of its assignment.

The following table lists the current sales charge with respect to Class A shares of each Fund, except Cash Management Fund, as well as the amount of the sales charge that is reallowed to dealers selling the shares:

	Sales Charge as % of Offering Price	Net Amount Invested	Concession to Dealers as a % of Offering Price
Amount of Investment
Less than $100,000	5.75%	6.10%	4.72%
$100,000 but under $250,000	4.50	4.71	3.69
$250,000 but under $500,000	3.50	3.63	2.87
$500,000 but under $1,000,000	2.50	2.56	2.05
$1,000,000 or more	0	0	*

* There is no sales charge on transactions of $1 million or more, purchases that qualify for Rights of Accumulation of $1 million, purchases made pursuant to a Letter of Intent of $1 million and purchases by group retirement plans pursuant to sales charge waiver privileges. The Underwriter will pay from its own resources an imputed dealer concession equal to 0.90% of the amount invested to dealers on such purchases. If such shares are redeemed within 24 months of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds except in certain circumstances. The CDSC will generally be applied in the same manner as the CDSC on Class B shares.

POTENTIAL Conflicts OF INTERESTS IN DISTRIBUTION ARRANGEMENTS

The principal underwriter for the Funds, FIC, offers both First Investors Funds and outside (i.e., non-proprietary) funds. FIC focuses the training that it provides to its representatives and sales managers on the First Investors Family of mutual funds and insurance products. The training of representatives and sales managers centers primarily on developing suitable investment portfolios for customers based on the proprietary products that FIC offers. FIC believes that its own Family of Funds and insurance products is sufficiently diverse to meet the needs of most of its clients. FIC also knows more about its own products and has better supervisory control over them. Although FIC allows its representatives to sell a variety of non-proprietary funds, it does so solely as an accommodation to clients who wish to invest in funds other than First Investors Funds. In most of FIC’s offices, non-proprietary funds represent a small percentage of fund business. Indeed, many FIC representatives do very little business in non-proprietary funds.

FIC generally pays its sales representatives and managers more for selling First Investors Funds than for selling non-proprietary funds. FIC believes that this is fair and appropriate because, unlike many other firms, it does not accept revenue sharing or other forms of financial support from the sponsors of outside fund groups. Its sole compensation for selling outside funds is its portion of the sales charge and Rule 12b-1 fees (if any) that are disclosed in the applicable prospectus. Thus, outside funds do not share in FIC’s costs of recruiting, training, or supervising its representatives. The compensation that a First Investors representative or sales manager earns on the sale of a particular product depends, of course, upon a variety of factors, including the type of product, the sales charge rate, whether a breakpoint or discount is available, the class of shares being sold, and the concession that is received by the dealer. However, all else being equal, as noted above, First Investors representatives and sales managers receive more compensation for selling First Investors Funds than for selling similar outside funds.

The principal underwriter of the First Investors Funds has a policy of encouraging its sales representatives to recommend Class A shares rather than Class B shares to their clients because the sales charge on Class A shares is more transparent to client. The principal underwriter’s policy is designed to address regulatory concerns about Class B shares. Over the past several years, securities regulators have expressed concerns that many investors who purchase Class B shares are not aware that they are, directly or indirectly through a Rule 12b-1 distribution fee, paying a sales charge. The principal underwriter also believes that Class A shares are better for investors than Class B shares because Class A shares generally do not require that an investor consider the potential impact of a contingent deferred sales charge before making a redemption. An investor purchasing Class A shares needs to consider the sales charge only once, at the point of purchase when the amount of the sales charge is known.

It should be noted that the principal underwriter of the First Investors Funds has a financial incentive to sell Class A shares rather than Class B shares. The principal underwriter pays a sales commission to its representatives at the point of sale whether they sell Class A or Class B shares. However, when its representatives sell Class A shares, their sales commission is generally derived from the sales charge paid by the customer. By contrast, when they sell Class B shares, the principal underwriter must pay their sales commission out of its own resources. The principal underwriter hopes to recover the amount paid to the representatives out of ongoing Class B share Rule 12b-1 fees or contingent deferred sales charges on Class B redemptions. Thus, when its representatives sell Class B shares, the principal underwriter bears additional costs and the risk that it may not be able to recover the up-front sales commissions it pays (e.g., if Rule 12b-1 fees decline because a fund’s assets decline or if redemptions occur under a conditional deferred sales charge waiver privilege). Finally, it should be noted that the principal underwriter’s representatives generally receive a higher commission for selling Class A shares rather than Class B shares when customers are investing amounts that are less than the first breakpoint on Class A shares.

DISTRIBUTION PLANS

Each Fund, except the First Investors Life Series Funds, has adopted one or more Distribution Plans in accordance with Rule 12b-1 under the Investment Company Act of 1940. Each Fund, except for the Cash Management Fund, has adopted Distribution Plans for both their Class A and Class B shares (“Class A Plan” and “Class B Plan” or “Plans”). The Cash Management Fund has adopted only one plan, which is for its Class B shares. Under the Class A Plan, each Fund compensates the Underwriter for certain expenses incurred in the distribution of that Fund’s shares and the servicing or maintenance of existing Fund shareholder accounts at an annualized rate of up to 0.30% of each Fund’s average daily net assets attributable to its Class A shares. Under the Class B Plan, each Fund compensates the Underwriter at an annualized rate of 1.00% of each Fund’s average daily net assets attributable to its Class B shares.

Each Plan was unanimously approved by the applicable Fund’s Board and the Independent Trustees. Each Plan will continue in effect from year to year as long as its continuance is approved annually by either the applicable Fund’s Board or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Trustees of the applicable Fund. Each Fund’s Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made.

Each Plan can be terminated at any time by a vote of a majority of the applicable Fund’s Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. Any change to any Plan that would materially increase the costs to that class of shares of a Fund may not be instituted without the approval of the outstanding voting securities of that class of shares of such Fund as well as any class of shares that converts into that class. Such changes also require approval by a majority of the applicable Fund’s Independent Trustees.

In adopting each Plan, the Board of each Fund considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Boards believe that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

In reporting amounts expended under the Plans to the Trustees, in the event that the expenses are not related solely to one class, the expenses are allocated as follows: the expenses that are allocated to service are allocated based solely on average net assets and the expenses that are allocated to distribution are allocated pursuant to a methodology that takes into account the costs with respect to each class.

ADDITIONAL INFORMATION concerning purchases,
redemptions, pricing and shareholder services

The following is supplemental information concerning purchases, redemptions, pricing and shareholder services for Funds covered by this SAI. This information generally does not repeat information already discussed in the applicable Fund prospectus and does not apply to First Investors Life Series Funds. Information related to retirement accounts and/or tax deferred accounts generally does not apply to First Investors Tax Exempt Funds. We reserve the right to change our policies for opening accounts, processing transactions, and providing other shareholder services without prior notice.

Additional Information on How To Open An Account.

General Customer Identification Requirements

The USA PATRIOT Act requires mutual funds, broker-dealers, and other financial institutions to obtain, verify and record information that identifies each customer who opens a new account. To comply with these requirements, we must obtain certain information about a new customer before we can open a new account for the customer, including the customer’s name, residential street address, date of birth (in the case of a natural person), social security or taxpayer identification number (“TIN”), and citizenship status. Additional information may be required in certain circumstances.

The starting point in the process is the completing of an account application. If you are opening an account through FIC, you must first complete and sign a Master Account Agreement (“MAA”) unless your account is part of a qualified group retirement plan. Your registered representative will assist you in completing the MAA, explain our product line and services, and help you select the right investments. If you do not list a broker on your MAA, FIC will act as your agent. We recommend that you discuss your investment with a registered representative before investing to ensure that your fund selection is consistent with your financial goals and objectives and tolerance for risk.

If you are opening a Fund account through a broker-dealer other than FIC, you will generally be required to complete an application for non-affiliated broker-dealers unless your account is established through Fund/SERV or Networking. If your account is being established through Fund/SERV or Networking, you may need to complete an application for non-affiliated broker-dealers and other documents for certain privileges; you must contact your broker-dealer to determine which privileges are available to you. Broker-dealers that process transactions through Fund/SERV or Networking are responsible for obtaining your permission to process transactions and for ensuring that the transactions are processed properly.

Broker-dealers may charge their customers a processing or service fee in connection with the purchase and/or redemption of Fund shares. Such a fee is in addition to the fees and charges imposed by the Funds. The amount and applicability of such a fee is determined and disclosed to customers by each individual broker-dealer. Processing or service fees typically are fixed dollar amounts and are in addition to the sales and other charges described in the Fund’s prospectus and this Statement of Additional Information. Your broker-dealer will provide you with specific information about any processing or service fees you will be charged.

As described more fully below, to satisfy the requirements of the law, we may also ask for a document that identifies the customer, such as a U.S. driver’s license, passport, or state or federal government photo identification card. In the case of a customer that is an entity, we may also ask for a document that identifies the customer, such as articles of incorporation, state issued charter, excerpts from a partnership agreement or trust document, as well as information concerning the person or persons who have authority over the account.

Once we have received your application and such other information as is required, we will attempt to verify your identity using a consumer reporting agency or documentary evidence. If we are unable to verify your identity to our satisfaction, within a maximum of sixty (60) days of opening your account, we will restrict most types of investments in your account. We reserve the right to liquidate your account at the current net asset value within a maximum of ninety (90) days of its opening if we have not been able to verify your identity. For accounts established in the name of a Trust, we require the name, residential street address, date of birth, social security number, citizenship status and any supporting identification documents of each authorized trustee. We will attempt to verify each trustee before investing assets in the name of a Trust. In the event we are unable to verify the identity of each trustee to our satisfaction, your investment amount will be returned. In the instance of a 403(b) or 457 account, verification must be completed to our satisfaction before your account will be established or investment honored.

The foregoing customer information and verification procedures are not applicable to accounts that are opened through omnibus accounts, certain other accounts as permitted by law or shareholders of the Funds who held accounts as of October 1, 2003, provided that we have the account holders’ correct names, addresses, social security numbers and birth dates. If existing shareholders have not provided us with all necessary information, we may require additional information from them before we will open new fund accounts for them directly or indirectly through an exchange.

We will not require you to provide the foregoing customer information or attempt to verify your identity if your broker-dealer is opening a Fund account on your behalf through Fund/SERV or Networking.

Specific Account Requirements

Listed below are the account opening requirements for our most common types of accounts. After you select the type of account you want to open and the Fund(s) you want to purchase, you need to deliver your completed customer application to the Fund’s transfer agent or your Representative, along with supporting documentation and your check (made payable to FIC or the Fund). Upon receipt of your properly completed paperwork, a “Customer Account” will be opened for you. The term “Customer Account” refers to all Fund accounts owned by the same customer. An individual and a joint account represent two different customers. Therefore, a customer who owns both individually and jointly registered accounts, will be assigned two “Customer Accounts.”

It is the policy of the Funds to accept certain instructions from any one owner or legal representative of an account that has multiple owners (such as a joint account) or multiple legal representatives (such as a trust with multiple trustees). The Funds bear no responsibility for accepting such instructions.

A. Non-Retirement Accounts.

We offer a variety of “non-retirement” accounts, which is the term used to describe all accounts other than retirement accounts.

Individual Accounts. Individual accounts may be opened by any adult individual who resides in the U.S. You must certify that you are a legal resident of the U.S. on the MAA or an application for non-affiliated broker-dealers and provide us with your name, residential street address in the U.S. (Army or Fleet Post Office number are acceptable), taxpayer identification number, date of birth, citizenship status, and other such information as may be required by law. If you are not a U.S. citizen, you must also disclose your country of origin and provide an unexpired photocopy of a green card or an identification card, with a photograph, issued by the U.S. government or a Federal or state agency.

Joint Accounts. Joint accounts may be opened by two or more adult individuals who reside in the U.S. Each joint tenant must provide the same information that is required for opening an individual account and each joint tenant’s personal information must be verified as required by the USA PATRIOT Act. Joint ownership may take several forms, e.g., joint tenants with rights of survivorship, tenants in common, etc.

It is your obligation to specify the type of joint account that you want to establish and to verify that it is valid in your state. The laws governing joint or community property vary by state of residence. You may want to consult a lawyer about your registration choice. For joint tenants with rights of survivorship and tenants by the entirety, on the death of an account owner the entire interest in the account generally goes to the surviving account owner(s). For tenants in common, a deceased account owner’s interest generally goes to the account owner’s estate. Tenants in common are responsible for maintaining records of the percentages of their ownership in the account. Irrespective of the type of joint account that you select, each joint tenant is responsible for notifying us immediately of the death of any other joint tenant. You agree that we are not liable for any transactions, payments, or distributions that we process prior to our receipt of such notice (as long as any one joint tenant has authorized the transaction). When we are notified of the death of a tenant in common, we may require that any subsequent transaction in the account be approved by his or her legal representative.

Transfer on Death (TOD) Accounts. TOD accounts are available on all Fund accounts in all states (unless held in an omnibus account). TOD accounts allow individual and joint tenants with rights of survivorship to name one or more beneficiaries. The ownership of the account passes to the named beneficiary(ies) in the event of the death of all account owners. To establish a TOD account, you must furnish the same information that is required to open an ordinary individual or joint account and also complete a First Investors TOD Registration Request Form or Non-Retirement Account TOD Beneficiary Designation. We administer TOD accounts in accordance with our own TOD guidelines. See “Transfer on Death Guidelines” further in this SAI.

Education Savings Accounts (ESAs). ESAs may be opened for a beneficiary by his (her) parent or guardian who resides in the U.S. These accounts allow you to accumulate assets on a tax-deferred basis to help satisfy qualified educational expenses for a Designated Beneficiary (generally, a minor child). To establish an ESA, the Responsible Individual (the parent or legal guardian) must complete an Application. If someone other than the Responsible Individual is making the initial contribution, he or she must sign the ESA Application as the Depositor. The Responsible Individual is considered the customer and must furnish the same information, as he or she would provide for an individual account. Certain information must also be provided for the Depositor as well as the Designated Beneficiary.

There is an annual custodial fee of $15 for each ESA account, irrespective of the number of Funds that are held in the account. The Funds currently pay this fee. The Funds reserve the right to discontinue paying this fee at any time on forty-five (45) days’ written notice to account holders. In such event, the fee will be charged to account holders. The custodian also reserves the right to increase or modify the fee on prior written notice.

Gifts and Transfers to Minors Accounts. These accounts may be opened for minors established under the applicable state’s Uniform Gifts/Transfers to Minors Act. They are registered under the minor’s social security number. We require the name, address, date of birth, citizenship and TIN of both the minor and the custodian on the MAA or an application for non-affiliated broker-dealers. For accounts opened under a Uniform Gifts to Minors Act (UGMA) or a Uniform Transfer to Minors Act (UTMA), you agree that all assets belong to the minor and that you will only use them for the minor’s benefit – even after the assets have been removed from the account. We have no obligation to monitor your instructions concerning the account or how you use the assets held in the account. In addition, you consent to re-registering the account in the name of the minor once the minor reaches the age at which custodianship ends.

Conservatorship/Guardianship Accounts. These accounts may only be opened by legal representatives. To establish a conservatorship or guardianship account, you must complete an MAA or an application for non-affiliated broker-dealers and provide the name, address, date of birth, citizenship status, and TIN of both the minor (ward) and the conservator (guardian). In addition, you must also furnish a certified copy of the court document appointing you as the conservator/guardian. A First Investors Agent’s Certification Form may also be required.

Estate Accounts. Estate accounts may be opened by completing an MAA or an application for non-affiliated broker-dealers and providing the name, address, citizenship status, date of birth and TIN of the executor (administrator), the name of the decedent and TIN of the estate. You must also provide an original or certified copy of the death certificate and a certified copy of Letters Testamentary/Administration. A First Investors Agent’s Certification Form may also be required.

Corporate Accounts. Corporate Accounts may be opened for corporations that are organized in the U.S. The entity’s name, U.S. business address, and TIN must be provided on the MAA or an application for non-affiliated broker-dealers. If we cannot verify the identity of the entity using non-documentary methods, we will require documentary proof of the existence and identity of the entity, such as a certified copy of the company’s articles of incorporation signed by the secretary of the corporation, a certificate of incorporation or good standing issued by the secretary of the state, a government-issued business license, or a bank reference by a U.S. bank on the bank’s letterhead. To avoid the risk that we may not be able to verify the identity of an entity by non-documentary means, we recommend that you furnish documentary proof of the entity’s existence when you apply to open the account. A First Investors Certificate of Authority (“COA”) may also be required to identify the individuals who have authority to effect transactions in the account.

Partnership Accounts. Partnership Accounts may be opened for partnerships that are organized in the U.S. You must provide the name of the partnership, U.S. business address, and TIN on a completed MAA or an application for non-affiliated broker-dealers along with the pages of the partnership agreement which show the names of all partners or authorized persons who have authority to act for and on behalf of the partnership. A completed COA to identify the persons who have authority to effect transactions in the account may also be required.

Trust Accounts. Trust Accounts may be opened for trusts that are formed in the U.S. You must provide the name of the trust, its address, and TIN as well as the name, residential street address, date of birth, social security number and citizenship status for each trustee on a completed MAA or an application for non-affiliated broker-dealers, along with a copy of the pages of the trust document which show the name and date of the trust and the appointment of all trustees and their signatures. A COA to identify the persons who have authority over the account may also be required.

B. Retirement Accounts.

To open a retirement account, you must not only complete an application with your broker-dealer and furnish the customer identification information required for individual non-retirement accounts but also complete a product application. We may require that a customer’s identity be verified to our satisfaction before we open certain types of retirement accounts. Certain retirement products also require the employer to complete a form.

We offer the following types of retirement plans for individuals and employers:

o	Individual Retirement Accounts including Roth, Traditional, and Conduit IRAs.

o	IRA for Minors with earned income. A parent or legal guardian must complete the appropriate IRA Application and IRA for a Minor Child Form.

o	SIMPLE IRAs (Savings Incentive Match Plans for Employees of Small Employers) for employers.

o	SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment.

o	SARSEP-IRAs (Salary Reduction Simplified Employee Plans) can be established through trustee-to-trustee transfers.

o	401(k) plans for employers.

o	403(b)(7) accounts (Roth & Traditional) for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

o	457 governmental plans.

o	Money Purchase Pension & Profit Sharing (MPP/PSP) plans for sole proprietors and partnerships.

There is an annual custodial fee of $15 for each IRA, SIMPLE IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, 401(k), 403(b)(7) and 457 account, irrespective of the number of Funds that are held in the account. The Funds currently pay this fee. The Funds reserve the right to discontinue paying this fee at any time on forty-five (45) days’ written notice to account holders. In such event, the fee will be charged to account holders. The custodian also reserves the right to increase or modify the fee on prior written notice. Under certain circumstances, the transfer agent may accept faxes, and other automated transaction data from retirement plans.

Special Information for participants in 403(b) Accounts or 457 Plans

By establishing and maintaining a 403(b) account or 457 plan through First Investors, you authorize us to share certain information regarding your 403(b) account or 457 plan with your current or former 403(b) or 457 employer, as well as its Third Party Administrator and any vendor or agent authorized by the employer.

As of January 1, 2009, new First Investors 403(b) accounts will only be available through First Investors Corporation (“FIC”) as dealer of record. This change is in recognition of the fact that the new 403(b) regulations impose far greater administration responsibilities on sponsors of 403(b) custodial accounts than prior regulations. If an existing participant has a 403(b) account that is not currently serviced by FIC, the participant may maintain the current broker-dealer on the account. However, effective January 1, 2009, broker-dealer changes will only be accepted if the request is to change the broker-dealer of record on the account to FIC; no other broker-dealer changes will be accepted. In addition, as of January 1, 2009, FIC will no longer pay 12b-1 service fees to other broker-dealers on First Investors 403(b) custodial accounts.

Additional Information on How to Place and Pay For an Order.

Placing Your Purchase Order

Purchases may always be made by written application. Such purchases are processed when they are received in “good order” by our Edison, NJ office. To be in good order, the Fund you are purchasing must be eligible for sale in your state of residence, all required paperwork must be completed (in the instance of 403(b), 457 and trust accounts, verifications must be completed to our satisfaction), and payment must be received. If your order is received by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), it will receive that day’s public offering price. This procedure applies whether your written order is given to your registered representative and transmitted to our Edison, NJ office or mailed directly by you to our Edison, NJ office.

As described more fully below, certain types of purchases can only be placed by written application and certain retirement contributions may only be made through an employer. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both your written application and rollover proceeds. Thus, for example, if it takes thirty (30) days for another fund group to send us your retirement account proceeds, your purchase of Funds will not occur until we receive the proceeds.

Once you have established an account, you generally can add to it through your registered representative or by sending us a check directly with a payment stub or written instructions. Remember to include your Fund account number on your check made payable to FIC or the Fund. Additional purchases into existing Fund accounts may be made in any dollar amount via a check and written instructions. There is a $1,000 minimum on purchases made through your representative over the phone. There is also a minimum amount of $100 for purchases your broker-dealer may place through Fund/SERV.

For Overnight Mail, send checks to:

First Investors Corporation
Attn: Dept. CP
Raritan Plaza I, 8th Floor
Edison, NJ 08837-3620

For Regular Mail, send checks to:

First Investors Corporation
Attn: Dept. CP
P.O. Box 7837
Edison, NJ 08818-7837

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV. If you place your order with your representative, your transaction will be processed at that day’s public offering price provided that your order is received in our Edison, NJ office by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), or by our Fund/SERV deadline for orders submitted via the Fund/SERV system. Orders received after these deadlines will be processed at the next Business Day’s offering price.

If you are buying a Fund through a broker-dealer other than FIC, other requirements may apply. Consult your broker-dealer about its requirements.

Orders placed through a First Investors registered representative must generally be reviewed and approved by a principal of the branch office before being mailed or transmitted to the Edison, NJ office.

If there is a registered representative or other broker-dealer representative of record on your account, he or she will be able to obtain your account information, conduct certain transactions for your account, and receive copies of notifications and statements and other information about your account directly from the Fund.

It is the responsibility of your broker-dealer to forward or transmit orders to the Fund promptly and accurately. A broker-dealer may charge a processing fee to place your order. A Fund will not be liable for any change in the price per share due to the failure of a broker-dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and your broker-dealer.

Each Fund reserves the right to refuse any purchase order, without prior notice. We will not accept purchases into an account after we have been notified that the account owner is deceased in the absence of proof that the purchases are lawful. The Funds are not responsible for losses stemming from delays in executing transactions that are caused by instructions not being in good order.

     Paying For Your Order

Payment must be provided with the appropriate application to open a new account. Payment for other types of transactions is due within three (3) Business Days of placing an order or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your order, you may open a money market fund account and use it to pay for subsequent purchases.

Purchases made pursuant to our Automatic Investment Programs are processed as follows:

o	Money Line investments are processed on the date you select on your application (or the Business Day following a weekend or other day that either we or the banking system is closed); and

o	Automatic Payroll Investments are processed on the date that we receive funds from your employer.

We accept the following forms of payment in U.S. funds:

o	Checks drawn on U.S. banks (including subsidiaries of U.S. banks) payable to FIC or the Fund;

o	Money Line and Automatic Payroll Investment electronic funds transfers;

o	Federal Funds wire transfers;

o	ACH transfers; and

o	Proceeds from a redemption of your money market fund account (for orders placed by your representative or broker-dealer).

We do not accept:

o	Third Party Checks;

o	Traveler’s Checks;

o	Checks drawn on foreign banks;

o	Money Orders;

o	Cash;

o	Post Dated Personal Checks; or

o

Starter Checks (checks without a pre-printed customer name) or Second Party Checks except from financial institutions and customers who have active Fund accounts which have been in existence for at least three (3) months.

By Check

You can send us a check for purchases under $500,000. If you are opening a new Fund account, your check must meet the Fund minimum. When making purchases to an existing account, include your Fund account number on your check. Investments of $500,000 or more must be made via Federal Funds wire transfer, unless we are contacted in advance and agree to waive this requirement.

By Money Line

With our Money Line program, you can invest in a Fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $25,000 a month per fund account through Money Line.

You select the investment amount and frequency that is best for you (bi-weekly, semi-monthly, monthly, quarterly, semi-annually or annually).

The Money Line investment date you select is the date on which shares will be purchased. If the investment date falls on a weekend or other day that either we or the banking system is closed, shares will be purchased on the next Business Day. The proceeds must be available in your bank account two (2) Business Days prior to the investment date.

How To Apply for Money Line:

1.     Complete the Electronic Funds Transfer (“EFT”) section of an application and provide complete bank account information. Attach a pre-printed voided check, pre-printed deposit slip or account statement. In the case of individual accounts, the signature of the bank account owner(s) is(are) not required as long as the customer who signs the application owns (individually or jointly) the bank account. For a joint account, where one owner is also an individual or joint owner of the bank account, only the signature of that owner is required for the bank account authorization. In cases where that bank account owner is a third party, all bank account owners’ signatures will be required and all signatures must be guaranteed. To establish Money Line for an entity account, the required number of Authorized Individuals as indicated in the entity’s authorizing documents must sign the application and have their signatures guaranteed. Money Line will only be established for an entity when both the mutual fund and the bank accounts have identical owners. (Please allow at least ten (10) Business Days for initial processing.)

2.     Complete the Money Line section of the application to specify the amount, frequency and beginning date of the investments.

3.     Submit the paperwork to your registered representative or to the Fund’s transfer agent as described under “How to Contact the Fund Directly Through its Transfer Agent”.

How To Change Money Line:

     To change investment amounts, reallocate, suspend or cancel Money Line, you must notify us at least five (5) Business Days prior to the investment date. A Money Line payment may be suspended for up to six (6) consecutive months. Once the suspension time is expired the Money Line will automatically begin on the next scheduled date without written notification to you.

You may write or telephone us to:

o	Discontinue, or suspend for up to six (6) months, your Money Line service;

o	Decrease the payment to the minimum amount of $50 per month; and

o	Change the date or frequency of the Money Line payment without increasing the total dollar amount.

Provided that you have telephone privileges, you may telephone us to:

o	Reallocate Money Line to a new or existing account with the same registration; and

o

Increase your total Money Line payment by a maximum of $36,000 per customer per 12 month period using any frequency provided the bank account and Fund account registrations are identical or by a maximum of $5,000 per customer per 12 month period if the bank account is owned or controlled by any one of the Fund account owners. Money Line may not be increased by telephone if the bank account is not owned or controlled by one of the Fund account owners. A signature guaranteed request signed by the Fund account owners and bank account owner(s) is required.

For all other changes, you must submit a signature guaranteed written request to Administrative Data Management Corp. To change from one bank to another or change your bank account number you must also complete and return a new Money Line application, and attach a pre-printed voided check, pre-printed deposit slip or account statement. Allow at least ten (10) Business Days for the change to become effective.

Money Line service will be cancelled upon notification that all fund account owners are deceased. We reserve the right to liquidate your account upon sixty (60) days’ notice if you cancel the Money Line prior to meeting the minimum initial investment of the fund.

By Automatic Payroll Investment

With our Automatic Payroll Investment (“API”) service you can systematically purchase shares by payroll deduction with as little as $50 a month or $600 each year. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary to your account. Contact your company payroll department to authorize the payroll deductions. If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

How To Apply for API:

1.	Complete an API Application.

2.	Complete an API Authorization Form.

3.	Complete the government’s Direct Deposit Sign-up Form if you are receiving a government payment.

4.	Submit the paperwork to your registered representative or to the Fund’s transfer agent as described under “How to Contact the Fund Directly Through its Transfer Agent”.

If you have telephone privileges on your account, you can call the Fund directly to change the investment allocations in your API.

By Federal Funds Wire Transfer

You may purchase shares via a Federal Funds wire transfer from your bank account into your existing Fund account. Investments of $500,000 or more must be purchased by a Federal Funds wire unless we agree in advance to waive this requirement. Each incoming Federal Funds wire transfer initiated outside the U.S. will be subject to a $20 fee.

To wire funds to an existing Fund account, you must call 1 (800) 423-4026 and provide us with the Federal Funds wire reference number, amount of the wire, and the existing account number(s) to be credited. To receive credit for the wire on the same day as it is received, the above information must be given to us beforehand and we must receive the wire by:

o	12:00 p.m. Eastern Time for our money market fund; and

o	The close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) for all the other Funds.

If we receive a wire and you have not given us proper notification beforehand, your purchase will not occur until we receive all the required information.

By Systematic Investments From Your Money Market Fund

You can invest systematically from your money market fund into shares of another Fund account by completing a Cash Management Fund Payment Form. Your money market fund shares will generally be redeemed on the same day as the purchase of the other Fund account. When you are investing into a new Fund account, you must invest at least $600 a year. The Systematic Investments may be made on a monthly, quarterly, semi-annual, or annual basis. Systematic Investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent’s legal representative.

By Purchase to a Pre-Designated Cash Management Account

Once you own shares of a Fund, you will generally be able to authorize a pre-designated Cash Management account, that you own jointly with another person or control as responsible individual or custodian (under UTMA/UGMA) as an authorized account to receive redemption proceeds from your Fund account. To utilize this privilege, complete the applicable form and have your signature guaranteed. There is a limit of $100,000 per Fund account per day as well as an overall limit of $200,000 per Fund account within the previous 30 days.

By Systematic Withdrawal Plan Payment Investments

You can invest Systematic Withdrawal Plan payments from one Fund account into shares of another Fund account in the same class of shares for the same Customer Account. In such case, payments are invested without a sales charge (except for payments attributable to Class A shares subject to a CDSC that are being invested into the First Investors Cash Management Fund).

o	You must invest at least $600 a year when investing into a new Fund account; and

o	You can invest on a monthly, quarterly, semi-annual, or annual basis.

Systematic Withdrawal Plan payment investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent’s legal representative.

By Investments Through Certain Retirement Plans

With our Electronic Payroll Investing Center (“EPIC”), certain retirement plans can automatically purchase shares. To participate, the employer must subscribe to the EPIC service, permitting First Investors Federal Savings Bank to electronically transfer money from the employer’s bank to fund the contribution. By subscribing to EPIC, your employer authorizes certain individuals (for example, third party administrators) to access and/or use EPIC on its behalf. Shares purchased through EPIC are purchased on the day the electronic transfer is received by the Fund. In addition, certain retirement plans, plan sponsors and third party administrators receive information regarding your accounts through EPIC. Contact your company payroll department to authorize the payroll deductions.

Additional Information on How To Sell Shares.

You can sell your shares on any Business Day. In the mutual fund industry, a sale is referred to as a “redemption.” The various ways you can redeem your shares are discussed below. If your shares are held in an omnibus account with a broker-dealer, these procedures are not applicable. You can only redeem such shares through your broker-dealer. Please consult with your broker-dealer for their requirements. Your redemption order will be processed at that day’s price (less any applicable CDSC) provided that it is received in good order in our Edison, NJ office by the close of regular trading on the NYSE, or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system. It is your broker-dealer’s responsibility to promptly transmit orders to us. Special rules also apply to redemptions from 401(k) and other qualified group retirement accounts; we can only accept redemption instructions from the plan trustee or administrator. Please consult your plan trustee or administrator for its procedures.

Payment of redemption proceeds generally will be made within seven (7) days of receipt of your order. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to twelve (12) days from the date of purchase. If your check is returned to us unpaid and it is redeposited, it may take another twelve (12) days to verify that it has cleared. Shareholders may not redeem shares by electronic funds transfer unless the shares have been owned for at least twelve (12) days.

Redemptions of shares are not subject to the twelve (12) day verification period if the shares were purchased via:

o	Automatic Payroll Investment;

o	FIC registered representative payroll checks;

o	Checks issued by First Investors Life Insurance Company, FIC or ADM;

o	Checks issued through FIC’s General Securities Unit; or

o	Federal Funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares unless they are already on file.

If the amount of your redemption request exceeds the value of your account, your entire account will be redeemed.

Redemptions From Class A Money Market Accounts

Shares of our money market fund will be redeemed for cash in the following order:

o	Shares purchased directly;

o	Shares not subject to a CDSC;

o	Shares eligible for free-exchange back to a load fund; and

o	Shares subject to a CDSC.

WWritten Redemptions

A written redemption request will be processed when received in our Edison, NJ office provided it is in good order.

If we receive your written redemption request in good order in our Edison, NJ office by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive that day’s price (less any applicable CDSC) for your shares.

If your redemption request is not in good order or information is missing, we will seek additional information and process the redemption on the Business Day we receive such information.

To be considered in good order written requests must include:

1.	The name of the Fund;

2.	Your account number;

3.	The dollar amount, number of shares or percentage of the account you want to redeem;

4.	Share certificates (if they were issued to you);

5.	The requisite signatures of the account owner(s) or authorized person(s) in accordance with our policies;

6.	Signature guarantees, if required;

7.	Appropriate distribution form or other applicable document(s) for retirement accounts and ESA accounts; and

8.	Other supporting documentation, as required.

If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we may also require a Letter of Acceptance from the successor custodian and for a 403(b) or 457 account, the signature of your employer or Third-Party Administrator before we effect the redemption. The transfer agent may, in its discretion, waive certain requirements for redemptions.

For your protection, each Fund reserves the right to require additional supporting legal documentation and to require all paperwork to be dated within sixty (60) days.

Telephone Redemptions and Other Instructions

You may make redemptions over the phone by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 5:00 p.m. Eastern Time (orders received after the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time, are processed the following Business Day) on any Business Day provided:

1.	Telephone privileges are available for your account registration and you have not declined them;

2.	You do not hold share certificates (issued shares);

3.

The redemption is (a) made payable to the registered owner(s) and mailed to the address of record (which cannot have been changed within the past thirty (30) days without a signature guaranteed request signed by all owners) or, (b) electronically transferred by ACH to a pre-designated bank account or, (c) transferred via Federal Funds wire to a pre-designated bank account from the Cash Management Fund;

4.	The redemption amount when combined with all other telephone redemptions from a Fund account made on the same day from a Fund account is $100,000 or less; and

5.	The redemption amount, combined with the amount of all telephone redemptions under the same Fund account, made within the previous thirty (30) days does not exceed $200,000.

As long as you have telephone privileges, you can also change the amount of your Systematic Withdrawal payment on non-retirement accounts and certain retirement accounts, and authorize certain fees to be deducted from your account on certain account registrations.

Electronic Funds Transfer Redemptions

Electronic Funds Transfer (“EFT”) redemptions allow you to redeem shares and electronically transfer proceeds to a pre-designated bank account.

You must enroll in the Electronic Funds Transfer service and provide complete bank account information before using the privilege (see “Money Line”). To establish EFT redemptions, all owners must sign the application.

For a joint account, where one owner is also an individual or joint owner of the bank account, only the signature of that owner is required for the bank account authorization. In cases where the bank account owner is a third party, all bank account owners’ signatures will be required and all signatures must be guaranteed. To establish EFT redemptions for an entity account, the required number of Authorized Individuals as indicated in the entity’s authorizing documents must sign the application and have their signatures guaranteed. EFT redemption privileges will only be established for an entity, trust, or UGMA/UTMA account when both the mutual fund and the bank accounts have identical owners. Please allow at least ten (10) Business Days for initial processing. We will send any proceeds during the processing period by check to your address of record. You may send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least twelve (12) days.

Each EFT redemption:

1.     Must be electronically transferred to your pre-designated bank account;

2.     Must be at least $500 per fund account; and

3.     Cannot exceed $250,000 per customer per day.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.

The Electronic Funds Transfer service may also be used to purchase shares (see “Money Line”) and transfer systematic withdrawal payments (see “Systematic Withdrawal Plan Payment Investments”) and both dividend and capital gain distributions to a bank account.

Systematic Withdrawals

Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. We reserve the right to only send your payments to a U.S. address. They can be mailed to you or a pre-authorized payee by check or transferred to your bank account electronically (if you have enrolled in the EFT service).

You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares (“unissued shares”). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $50 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

We reserve the right to limit the number of systematic withdrawals that may be established on any one account. Upon receipt of a systematic withdrawal request we will reinvest dividend and capital gain distributions previously paid in cash, unless we are notified otherwise at the time of request.

Systematic withdrawals in excess of the dividends and distributions paid by a Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline. You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals. Systematic payments are not eligible for the reinstatement privilege.

You should avoid making investments in Funds at the same time that you are taking systematic withdrawals, unless your investments can be made without paying a sales charge. Buying shares on which a sales charge is imposed during the same period as you are selling shares is not advantageous to you because you will be incurring additional sales charges and may not be able to deduct any capital losses because of wash sale rules.

If you own shares that are subject to a CDSC, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without paying a CDSC. If you own shares that are subject to a CDSC in a retirement account and if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than three (3) years.

Expedited Wire Redemptions (Class A Money Market Fund Only)

Enroll in our Expedited Redemption service to wire proceeds via Federal Funds from your Class A money market account to a bank account you have previously designated. To do so, complete a Mutual Fund Account Instructions form. The bank must be a member of the Federal Reserve System. Expedited wire redemption privileges may be established to wire proceeds from a trust, UGMA/UTMA or entity or to foreign bank accounts provided the bank account is registered to the same owner as the mutual fund account. In addition, shares must be owned for at least fifteen (15) days to be eligible for expedited redemption.

Requests for redemptions by wire out of the money market fund must be received in writing or by phone prior to 12:00 p.m. Eastern Time, on a Business Day, to be processed the same day. Wire redemption requests received after 12:00 p.m. Eastern Time, will be processed the following Business Day.

1.	Each wire under $5,000 is subject to a $15 fee;

2.	Two wires of $5,000 or more are permitted without charge each month. Each additional wire is $15;

3.	Wires must be directed to your predesignated bank account;

4.	Each wire which is directed outside the U.S. is subject to a $50 fee; and

5.

The maximum amount of each wire is $250,000 per day for each Customer Account for wire requests received in writing and $100,000 for requests received by phone, except accounts that are owned by the underwriter or any of its affiliates.

Money Market Draft Check Redemptions (Class A Shares Only)

Free draft check writing privileges are available for owners of certain types of First Investors Cash Management Fund non-retirement accounts who maintain a minimum balance of $1,000. For joint accounts and accounts opened for entities, draft checks may be written by any one tenant or Authorized Individual without the consent of the others.

We will not issue draft checks if your account balance is less than $1,000. Each draft check drawn on an account with a balance of less than $1,000 will be subject to a $10 processing fee which is deducted when the check is paid. Shares purchased by check or by electronic funds transfer that you have owned for less than twelve (12) days are not included in your available balance. It is your responsibility to ensure that your available balance covers the amount of your draft check and any applicable fees including a possible CDSC since, if there are insufficient shares, your draft check will be returned through banking channels marked “insufficient funds” and may also be subject to fees imposed by the depository bank. Please be aware that if you use a draft check and it is converted to an electronic debit by the payee, the electronic debit may not be honored.

Daily dividends are earned on shares of the First Investors Cash Management Fund until a draft check clears against them. Because the Fund accrues daily dividends, you may not redeem your account in its entirety by writing a draft check. Draft checks are subject to the rules and regulations of the custodian covering checking accounts. Copies of your cancelled draft checks are available upon request. Neither the Fund nor the custodian can certify or directly cash a draft check.

Draft checks are not available for:

o	Retirement accounts;

o	ESAs;

o	Class B share fund accounts; and

o	Accounts registered with a foreign address.

Please notify us immediately if your draft checks are lost or stolen. “Stop payment” requests must be directed to Administrative Data Management Corp. However, there is no guarantee that a “stop payment” request will stop the payment of the draft check.

Individuals, joint owners and custodians of UTMA and UGMA accounts may complete the Mutual Fund Account Instructions form to apply for draft checks. Additional documentation is required to establish draft check writing privileges for trusts, corporations, partnerships, and other entities.

The Fund bears all expenses relating to the Money Market Draft Check Redemption Privilege. We reserve the right to amend or terminate the privilege at any time.

Redemptions-In-Kind

Each Fund, except for the Life Series Funds, has reserved the right to make in-kind redemptions. Notwithstanding this reservation of the right to make in-kind redemptions, the Equity Funds have filed a notice of election under Rule 18f-1 of the 1940 Act, that commits them to pay in cash all requests for redemption by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the Fund’s net asset value at the beginning of such period. This election (commitment) does not apply to any of the other Funds.

Additional Information on How To Use Our Free Exchange Privilege.

Subject to the conditions listed below, you have the right to exchange shares of any Fund on which a sales charge is applicable (“load fund”) for the shares of the same class of any other load fund for the same Customer Account without incurring an additional sales charge. This right, which is called a free exchange privilege, gives you the flexibility to change investments as your goals change (provided that the new Fund is available for sale in your state). Since an exchange of Fund shares is a redemption and a purchase, it may create a gain or loss which is reportable for tax purposes. Read the prospectus of the Fund you are purchasing carefully before you exchange into it. The Fund is authorized to charge a $5.00 exchange fee for each exchange. This fee is currently being paid by the fund into which you are making the exchange.

Exchange orders are processed when we receive them in good order in our Edison, NJ office. Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day’s prices.

If you place an exchange order with your representative by the close of regular trading on the NYSE, it will be processed at that day’s price for each Fund provided that your order is received by our Edison, NJ office by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system.

Exchanges From a Money Market Fund

You can also exchange Class A money market fund shares for another Fund under your Customer Account without incurring a sales charge if the shares were acquired via an exchange from a load fund under your Customer Account. The dividends earned on those shares are also eligible for the free exchange privilege. To the extent that shares are redeemed from the money market fund, the free exchange privilege is no longer available with respect to those shares. If a customer is eligible for both the free exchange privilege and reinstatement at NAV, the free exchange privilege will be used first followed by the reinstatement privilege. The amount available for the free exchange privilege will be reduced by any amount invested into a load Fund under your Customer Account that receives a sales charge waiver due to the reinstatement or free exchange privileges.

Systematic Exchanges

You can systematically exchange from one of your load Fund accounts to another load Fund or money market fund account owned by the customer at the net asset value.

Other Exchange Conditions

There are a number of conditions on the free exchange privilege:

1.

The Funds reserve the right to reject any exchange, without prior notice, if they believe that it is part of a market timing strategy or a pattern of excessive trading. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

2.	You may not exchange into a new account if your account has been restricted pursuant to our USA PATRIOT Act policies.

3.	You may only exchange shares within the same class.

4.	Exchanges can only be made between accounts that are owned by the same customer and registered under the same customer number.

5.

You may exchange to another Fund account provided that both the source and the receiving accounts meet the Fund minimum after the exchange. This requirement is waived if you are requesting a full exchange to eliminate a low balance account.

6.	The Fund you are exchanging into must be eligible for sale in your state.

7.	If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

8.

If you exchange shares to a new Fund account, the dividend and capital gain options will apply to the new Fund account as well as the original account if it remains open. If you exchange shares into an existing Fund account, the dividend and capital gain options on the existing Fund account will remain in effect.

9.

If you exchange shares of a Fund that are subject to a CDSC, the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares with one exception. If you exchange Class A shares that are subject to a CDSC into a Class A money market fund account, the CDSC will carry over; however, the holding period will be tolled and the CDSC will not be charged unless you redeem from the money market fund.

10.	If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

11.

If your exchange is from an account with automatic investments or systematic withdrawals, you must let us know if your automatic investments or systematic withdrawals are to remain with the original Fund or the Fund you are exchanging into (“receiving fund”) or if you want the automatic investments or withdrawals terminated.

Without specific instructions, we will amend account privileges as outlined below:

	Exchange All Shares to ONE Fund Account	Exchange All Shares to MULTIPLE Funds	Exchange a Portion of Shares to ONE or MULTIPLE Funds
Money Line (ML)	ML moves to Receiving Fund	ML stays with Original Fund	ML stays with Original Fund
Automatic Payroll Investment (API)	API moves to Receiving Fund	API is allocated equally to Receiving Funds	API stays with Original Fund
Systematic Withdrawals (SWP) (includes RMDs)	SWP moves to Receiving Fund	SWP is allocated proportionally to Receiving Funds	SWP stays with Original Fund
Automated Retirement Account Contributions*	$ moves to Receiving Fund	$ stays with Original Fund	$ stays with Original Fund

* Contributions remitted by the employer for certain retirement accounts.

Telephone Exchanges

Provided you have telephone privileges on your account, you may make exchanges over the phone by calling Special Services at (1) 800-342-6221 from 9:00 a.m. to 5:00 p.m., Eastern Time. Orders received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), are processed the following Business Day.

You may exchange shares of any eligible Fund (1) within any participant directed prototype IRA, 403(b)(7), 457 or 401(k) Simplifier Plan, (2) from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file) and vice versa, except in circumstances where documentation is required by IRS regulations; (3) within 401(k) Flexible plans, money purchase pension plans and profit sharing plans, if a First Investors Qualified Retirement Plan Application is on file. Please be advised that Certificate shares cannot be exchanged by phone and for trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file.

Written Exchanges

Written instructions are acceptable for any exchange.

1.	Include the requisite signatures of the account owner(s) or authorized person(s) in accordance with our policies as set forth in “Specific Account Requirements”;

2.	Include the name and account number of your Fund.

3.	Indicate either the dollar amount, number of shares or percent of the source account you want to exchange.

4.	Specify the existing account number or the name of the new Fund you want to exchange into.

5.	Include any outstanding share certificates for shares you want to exchange. A signature guarantee is required.

6.	For trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file.

Additional Information About Sales Charge Waivers and Discounts.

The following sales charge waivers and discounts are also available:

1.     Class A shares may be purchased without a sales charge by a special fund account created in connection with the early termination of a First Investors single payment or periodic payment plan by the plan sponsor using its power to modify the terms of the plan. This privilege applies to purchases until the earlier of the expiration of the original plan period or the completion of all payments up to the face amount of the original plan. The privilege also applies to the amount of any partial withdrawal outstanding at the time of the termination of the plan. Planholders who have partial withdrawals outstanding at the time of the termination of their plans have at least six months to repay such amounts without paying a sales charge. This privilege will terminate if the shareholder terminates the special fund account for any reason, including transfer of ownership, full redemption or exchange into another Fund.

2.     Unitholders of various series of New York Insured Municipal-Income Trust sponsored by Van Kampen Merrit, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and Municipal Insured National Trust may buy Class A shares of a Fund with unit distributions at the net asset value plus a sales charge of 1.5%. Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merrit Inc. may buy Class A shares of a Fund with unit distributions at the net asset value plus a sales charge of 1%.

3.     If you own Class A shares of Blue Chip or Fund For Income that are attributable to your investment in our Executive Investors Blue Chip or High Yield Fund and you have owned these shares continuously since March 13, 2000, or if you have continuously owned Class A shares of Insured Tax Exempt Fund II since December 17, 2000, you are entitled to the following special sales charge rate on additional investments in those funds: a sales charge (expressed as a percentage of offering price) of 4.75% on investments less than $100,000; 3.90% on investments of $100,000-$249,999; 2.90% on investments of $250,000-$499,999; and 2.40% on investments of $500,000-$999,999.

4.     A group retirement plan with 99 or fewer eligible employees and less than $1,000,000 in assets in the Funds may purchase Class A shares at a sales charge of 3% (as expressed as a percentage of offering price).

5.     Participants in 403(b) plans administered by 403(b) ASP in an omnibus account may purchase Class A shares without a front-end sales charge.

6.     The sales charge is waived when Class A share systematic withdrawal plan payments from one customer account are automatically invested into Class A shares of a different customer account if the systematic payments between the two accounts were authorized to be made without a sales charge pursuant to an arrangement that existed prior to October 3, 2005.

The following is additional information about our ROA and LOI policies:

1.     For purposes of shareholders who invest through a broker-dealer, your address of record with your broker-dealer is considered your address of record for ROA purposes.

2.     Accounts maintained for the same customer with different broker-dealers of record and/or different addresses will not be combined for discount purposes and will be recorded under separate customer account numbers.

3.     If you reside in an apartment, office, or similar multi-tenant building, your address of record for discount purposes includes your individual unit numbers or designations. Thus, the accounts of shareholders who reside in different apartments, office suites, or units within the same building will not be combined for discount purposes.

4.     Participants in 403(b) plans who invest in the Funds through a First Investors individual custodial account are treated as individuals for purposes of the Funds’ ROA, LOI, and sales charge waiver and discount policies.

5.     Investments in 401(k) plans and other qualified group retirement plans are not considered for purposes of any individual participant’s ROA or LOI privileges.

6.     By agreement with us, a sponsor of a governmental retirement plan described in Section 457 of the Internal Revenue Code (“Eligible 457 plan”) may elect for the plan not to be treated as a qualified group retirement plan for purposes of our ROA, LOI, and sales charge waiver and discount policies. Under such an agreement, we will establish a separate Customer account for each Eligible 457 plan participant who invests in the Funds, register the account under the participant’s address of record, and treat such account as if it were an individual account. Thus, each Eligible 457 plan participant will pay the same sales charge on investments in the Funds through the plan that he or she would pay if the investments had been made in the participant’s individual account.

Additional Information About the Conversion of Class B Shares to Class A Shares.

Class B shares and the dividend and distribution shares they earn, automatically convert to Class A shares after eight (8) years, reducing future annual expenses.

1.     Conversions will be made into existing Class A share Fund accounts provided the accounts have identical ownership and the same broker-dealer. If you do not own an identically registered Class A share Fund account with the same broker-dealer, a new Class A share Fund account will be established.

2.     All automated payments including Money Line, Automatic Payroll Investment, and other regularly scheduled retirement investment programs, will continue to be invested into the Class B share Fund account after the initial conversion.

3.     Systematic withdrawals and required minimum distributions will continue to be made from the Class B share Fund account after the initial conversion provided there are a sufficient number of Class B shares. If the Class B share Fund account has insufficient shares to satisfy a scheduled distribution, additional instructions may be necessary.

4.      If dividends and/or capital gains from a Class B share Fund account are cross-reinvested into another Class B share Fund, the service will remain in effect on the source account after the conversion provided shares remain in the source account. The cross-reinvestment option will not automatically move to Class A share Fund accounts. Dividends and capital gains earned on Class A shares purchased as a result of the conversion will be reinvested.

5.      Duplicate statements and secondary addresses (for checks), if any, that have been authorized on Class B share Fund accounts will also be assigned to the new Class A share Fund accounts.

Additional Information About Our Signature Guarantee Policies.

In addition to the circumstances listed in the prospectus, the Funds require signature guarantees for the following:

1.	When shares are transferred to a new owner.

2.	When certificated (issued) shares are redeemed, exchanged or transferred.

3.	To establish any EFT service or to amend banking information on an existing EFT service. *

4.	For Money Line increases in excess of the amounts permitted by telephone. *

5.	To establish the Expedited Redemption Privilege or amend banking information on an existing Expedited Redemption Privilege. *

6.	If multiple account owners of one account give inconsistent instructions.

7.	When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established prior to the transaction request.

8.	When an address is updated on an account which has been coded “Do Not Mail” because mail has been returned as undeliverable. A mailing address and residential address must be provided. *

9.	For draft check orders when the address has changed within thirty (30) days of the request. *

10.	For any other instance whereby a Fund or its transfer agent deems it necessary as a matter of prudence.

* For items 3, 4, 5, 8 and 9 a Signature Validation Program stamp will be accepted from any member of the Securities Transfer Agent Medallion Signature Program (“STAMP”) in lieu of a medallion signature guarantee.

We reserve the right (but have no obligation) to require that instructions for any other transactions be in writing, signed by all owners, and signature guaranteed.

The Funds will accept a signature guarantee from their principal underwriter, FIC, or any eligible guarantor institution (including any bank, savings association, credit union, exchange, or broker firm) that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the New York Exchange Medallion Signature Program (“MSP”), or the Stock Exchanges Medallion Program (“SEMP”). The surety bond coverage amount of the guarantee must equal or exceed the amount of the transaction or transactions that are being authorized. If more than one signature is required, each signature must be signature guaranteed. The Funds will not accept a signature guarantee that has been amended or limited in any way. Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.

The signature guarantee requirements do not apply to transactions or instructions that are communicated to the Funds through NSCC Fund/SERV or Networking by broker-dealers or other financial institutions that have entered into a Fund/SERV or Networking Agreement with the Funds or the Funds’ agent. Broker-dealers and other institutions that process transactions through Fund/SERV or Networking are responsible for obtaining the permission of their clients to process such transactions and for ensuring that such transactions are processed properly. The Funds do not have any responsibility for obtaining any documentation from such financial institutions to demonstrate that their clients have authorized the transactions or instructions.

The signature guarantee policies of the Funds may be amended at any time without prior notice.

Additional Information About Dividends and Other Distributions.

We automatically reinvest dividends and/or capital gains distributions in additional Fund shares unless otherwise instructed. We reserve the right to send dividends and capital gain distributions that are remitted by check to a U.S. address only. Dividends and/or capital gain distributions in the amount of $50 or more may be sent via EFT provided this option is either selected for both dividends and capital gains or this option is selected for one and the other is reinvested into the same fund account. Upon notification that all account owners are deceased, all distributions are automatically reinvested; any distribution cross-investment plan or systematic withdrawal plan will be discontinued. Dividends and capital gain distributions of less than $10 are automatically reinvested to purchase additional Fund shares.

If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called “buying a dividend”. There is no advantage to buying a dividend because a Fund’s net asset value per share is reduced by the amount of the distribution.

Each Fund must withhold and remit to the U.S. Treasury a percentage of dividends, capital gains distributions, and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct, who furnishes an incorrect number, or who is designated by the IRS as being subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on that owner’s federal tax return.

The IRS does not require investment companies to issue Form 1099-DIV to report taxable dividend and capital gain distributions of less than $10 per Fund account, unless the account is subject to IRS imposed back-up withholding tax.

Except as noted below, for Funds that declare daily dividends, shares start earning dividends on the first Business Day following the day of purchase. Shares continue to earn dividends until, but not including, the next Business Day following the day of redemption.

For First Investors Cash Management Fund purchases, if we receive a Federal Funds wire transfer prior to 12:00 p.m. Eastern Time, and you have given us the proper notification beforehand, your shares start earning dividends on the day of purchase. Redemptions by wire out of the Cash Management Fund will not earn dividends on the day of redemption.

Share Certificates

We no longer issue share certificates. If a previously issued certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $35.

In addition, certificated shares cannot be redeemed, exchanged, or transferred until the certificates are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.

Name Changes

A name change may occur due to marriage, divorce, adoption or other reason. To change your name, send us an Affidavit of Name Change or a letter of instruction with your signature guaranteed, along with a copy of your marriage certificate, divorce decree or other U.S. government issued document such as a passport or drivers license. In lieu of the notarized Affidavit or letter of instruction signature guaranteed, you may send us a certified copy of the document and a letter of instruction. A MAA or an application for non-affiliated broker-dealers is also required if one is not already on file.

Transferring Ownership of Shares

A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same Fund. You can transfer your shares at any time; however, we will only transfer the ownership to a new Fund account which has a U.S. address and whose owner meets all other requirements to establish an account. All transfers into a new account must meet the minimum initial investment requirement of the Fund after the transfer of shares is completed. The Fund minimum is waived for a full transfer due to death if the shares are transferred to the surviving joint owner and for a full transfer of a UTMA or UGMA to a successor custodian for the benefit of the same minor or to the minor upon reaching the age at which custodianship ends. We reserve the right to delay processing a transfer if the shares are part of an LOI until we notify the account owner that such transfer will terminate the LOI.

To transfer shares to a new owner, you must submit a transfer form with:

o	Your account number;

o	Dollar amount, percentage, or number of shares to be transferred;

o	Existing account number receiving the shares (if any);

o	The name, U.S. street address, date of birth, citizenship status, taxpayer identification number and such other information as may be required by law of each customer receiving the shares; and

o	The original signature of each account owner requesting the transfer with signature guarantee(s).

We will require the transferee to: complete the appropriate application (MAA or an application for non-affiliated broker-dealers) to establish an account; provide the required customer identification program information under the USA PATRIOT Act; and supply any other required information.

If you are receiving shares via a transfer and you do not appoint a broker-dealer on the application, FIC will be listed on your account. However, we will not be responsible for the suitability of any exchange or additional purchase that you make unless you complete an MAA and agree to have a representative service your account.

Depending upon your account registration, additional documentation may be required to transfer shares. Money Lines, APIs, draft checks and systematic withdrawal plans do not carry over when an account is transferred. In addition, neither the 90 day reinstatement privilege, nor any applicable free exchange privilege on money market shares, is transferred to a new owner. If you are submitting multiple requests, you must specify the order in which the transactions are to be processed or none of the requests will be honored. Shares that have been transferred into an account must be held for at least one day before the shares may be exchanged for a different Fund; the new owner must sign the exchange request. You may wish to consult your tax advisor to discuss the different tax implications. Transfers due to the death of a shareholder require additional documentation. The Fund’s transfer agent, in its discretion, may waive certain stated requirements for transfers.

A transfer is a change of ownership and may trigger a taxable event. You should consult your qualified tax advisor before initiating a transfer. The Fund’s transfer agent and the distributor may refuse any exchange or transfer order that is not in “good order” in accordance with our policies and are not obligated to provide any prior notice before doing so.

Missing or Incorrect TINs and Returned Mail

If you fail to give us a Taxpayer Identification Number (“TIN”) or you provide us with an incorrect TIN:

1.      We reserve the right to close your account;

2.      If we are charged a fee by the IRS, we may debit your account for the fees imposed plus a processing charge; and

3.      We may attempt to correct your tax reporting information by using a consumer reporting agency.

If mail is returned to the Fund marked undeliverable by the U.S. Postal Service with no forwarding address after two (2) consecutive mailings, and the Fund is unable to obtain a current shareholder address, the account status will be changed to “Do Not Mail” to discontinue future mailings and prevent unauthorized persons from obtaining account information. Telephone privileges, certain automated investments and automated withdrawals will also be discontinued. If mail is returned to us from the U.S. Post Office with an updated address, we will update your account(s) on our records with the address given by the Post Office.

You can remove the “Do Not Mail” status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee Signature Validation Program. Additional requirements may apply for certain accounts.

Returned checks and other distributions will be voided when an account’s status has been changed to “Do Not Mail”. No interest will be paid on any outstanding checks or checks which have been voided or stopped. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence, your Fund shares and outstanding dividend and distribution checks may be turned over in accordance with state laws governing abandoned property.

Prior to turning over assets to your state, the Fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company or consumer reporting agency may be employed to locate a current address. The Fund may deduct the costs associated with the search from your account.

Your Privacy

We use the strictest standards to safeguard your information. If FIC is your broker, we obtain information from you that is necessary to make suitable investment recommendations for you, such as your occupation, age, financial resources, investment experience and objectives. We use your information only to process transactions that you have authorized, and to service your account. We may share your personal information with our affiliated companies or third parties when it is necessary to process your transactions, service your accounts, or maintain your records. We do not disclose your information to any third party, except as permitted by law. We restrict access to your information to those persons who need to know it. We also maintain physical, electronic, and procedural measures to ensure that unauthorized persons do not obtain access to your information. Information regarding our privacy policy is mailed to you and is available through our website at www.firstinvestors.com.

Transfer on Death Guidelines

Purpose: To enable the owner(s) of a First Investors mutual fund account who have an MAA or an application for non-affiliated broker-dealers on file to designate one or more beneficiaries to receive shares in the account automatically upon the death of all account owners, outside of probate. Until the death of all account owners, the TOD beneficiaries have no rights with respect to the account. A beneficiary must survive all account owners for the transfer to occur in accordance with the TOD registration.

Eligible Owners: Only a natural person, or two natural persons holding the account as Joint Tenants with Rights of Survivorship (JTWROS) or Tenants by the Entireties (TE) may establish an account in TOD form. Tenants in Common are ineligible for TOD registration.

Eligible Beneficiary: The account(s) owner may designate one or more than one beneficiary. Upon the death of all account owners, shares will be divided equally among the surviving beneficiary(ies). A beneficiary may be an individual or an entity. No designation such as Lineal Descendants (LD) or Lineal Descendants Per Stirpes (LDPS) is permitted.

Registration of the Account: It is our policy to include the name of each beneficiary in the account registration. If multiple beneficiaries are named and the names do not fit in the account registration due to space limitations, the TOD designation in the registration will read “Multiple Beneficiaries on File”. Confirmation regarding the beneficiary information will be sent to you. The TOD registration of the account and the beneficiaries designated on the account shall not change unless the TOD registration of the account is revoked by all owners or the beneficiary designation is changed by all owners.

Exchanges: Shares exchanged out of the account into new First Investors mutual fund accounts will continue to be registered in TOD form, unless ADM is instructed to the contrary. Shares exchanged into an existing fund account will contain the registration of the account receiving the shares. Provided that you have not declined telephone privileges, an account owner including one owner of a jointly held TOD account, acting alone and without the consent of the other joint owners, may exchange shares by telephone from a TOD registered account into a non-TOD account, from a non-TOD account to an existing TOD account and between TOD accounts with different beneficiaries provided the accounts are registered to the identical owners.

Changes to TOD Registration during the Life of the Owner(s): An owner(s) may change or revoke TOD registration at any time by sending written instructions acceptable to ADM, signed by the owner(s). If there are multiple owners, all owners must sign the instructions. A TOD registration form validly executed by the owner(s) and received by our home office in “good order” revokes a prior one. A TOD registration may not be changed or revoked by will, codicil or oral communication. The death of an owner of an account will not automatically revoke TOD registration. The surviving owner will receive title to the shares in the account and will need to re-register the account. The surviving owner may, at any time during his or her lifetime, revoke or change the designation of beneficiary.

Death of a Designated TOD Beneficiary: If one of the multiple designated beneficiaries predeceases the account owner(s), the amount otherwise payable to such beneficiary shall be payable to the other remaining beneficiaries. If none of the beneficiaries survive all account owners, the account will be treated as belonging to the last surviving owner’s estate. If a beneficiary survives all owners but is not alive at the time the shares are presented for re-registration, the shares will become part of the estate of the beneficiary.

Transfer to Designated TOD Beneficiary Upon the Owner’s Death: ADM will process a transfer to the designated TOD beneficiary(ies) upon receipt of the following: (a) evidence of the death of the account owner(s) (e.g., a certified copy of the death certificate); (b) inheritance tax waivers and/or affidavit of domicile of the owner; (c) a fully executed copy of Certification of Entitlement to TOD Account; (d) if the beneficiary is a minor, an affidavit from the parent or guardian attesting that the minor survived the owner; (e) if certificates have been issued, the certificates with appropriate endorsements; and (f) a fully executed MAA or an application for non-affiliated broker-dealers signed by the beneficiary, unless one is already on file.

Spousal Consent: If the account owner(s) lives in a community property state (e.g., Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington or Wisconsin), spousal consent may be required to name a TOD beneficiary other than the spouse. An account owner(s) should consult with his or her legal advisor. FIC has no obligation to determine an account owner’s marital status, whether property placed into an account is separate or community property, or whether spousal consent is necessary.

Tax and Legal Consequences of TOD Registration: FIC is not responsible for determining the tax and legal consequences of an account owner’s decision to register securities in TOD form. Please consult your legal and tax advisors before electing TOD registration. The TOD accounts are governed by the STA TOD rules except to the extent modified by FIC. FIC shall not be responsible to the designated TOD beneficiary for dividends, interest and other distributions in respect of a security registered in TOD form paid in cash after the death of the last surviving account owner but before the presentation of the shares in proper form for transfer.

STA Guidelines: First Investors TOD registrations are established under the laws of New Jersey. First Investors offers TOD accounts to shareholders irrespective of their state of residence. It is First Investors’ policy to follow STA Guidelines on TODs to the extent that they are not inconsistent with First Investors TOD Guidelines.

Future Changes in Guidelines and Rules: These guidelines are subject to change by FIC at any time without prior written notice.

How To Contact The Fund Directly Through Its Transfer Agent.

While we encourage you to use the services of your representative, if you want or need to contact the Fund directly, you can:

1.	For Overnight Mail, write us at:
Administrative Data Management Corp. Raritan Plaza I, 8th Floor Edison, NJ 08837-3620
2.	For Regular Mail, write us at:
Administrative Data Management Corp. P.O. Box 7837 Edison, NJ 08818-7837
3.	Call our Shareholder Services Department at: 1 (800) 423-4026
4.	Visit us at any time on-line at: www.firstinvestors.com

Telephone Requests:

If you have telephone privileges on your account, you can call Administrative Data Management Corp. (“ADM”) to request redemptions, exchanges, reallocations of Money Line or API investments, and increases of Money Line investments, subject to the limits of our policies.

Whether or not you have telephone privileges, you may call ADM:

To update or correct your:

o	Address or phone number;

o	Birth date (important for retirement distributions); and

o	Distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends and capital gains (available for certain accounts only).

To request:

o	Cancellation of your Systematic Withdrawal Plan;

o	A stop payment on a dividend, redemption or money market draft check;

o	A suspension (up to six (6) months), to cancel or decrease (minimum of $50 per month) Money Line payments;

o	A duplicate copy of a statement, cancelled check or tax form:

Cancelled Check Fee:		$10 fee for a copy of a cancelled dividend, liquidation, or investment check.

$15 fee for a copy of a cancelled money market draft check.

	Duplicate Tax Form Fees:	Current Year	Free

		Prior Year(s)	$7.50 per tax form per year.

o	Cancellation of cross-reinvestment of dividends and capital gains;

o

A history of your account. Current year and the previous two-year histories are provided free of charge, however, there is a fee for prior periods. Account histories are not available prior to 1974; and

o

Money market fund draft checks (non-retirement accounts only) provided your account balance is at least $1,000 and your address of record has not changed within the past thirty (30) days. Additional written documentation may be required for certain registrations.

Statements and Confirmation Statements

You should review your statements and confirmation statements carefully. If you fail to notify us of any errors or omissions within thirty (30) days of the date that a statement or confirmation statement is mailed to your address of record or sent by electronic delivery, we will assume that your statement or confirmation statement is correct and we will not accept responsibility for any resulting liability.

E-Mail Policies

You can e-mail our transfer agent, ADM at admcust@firstinvestors.com with general account and service-related inquiries such as requests for:

o	Literature on our Funds and services;
o	Prospectus, annual report, and Statements of Additional Information;
o	Duplicate statements;
o	Procedural information; and
o	Account research.

E-mail cannot be used to place purchase, exchange, transfer, and/or redemption orders. First Investors will not honor trades or address change requests sent to us from customers via e-mail.

Web Access

You can access your account fund prices and a wealth of other company information at your convenience - 24 hours a day, seven (7) days a week - through our website at www.firstinvestors.com.

After you have created a username and password, our web site allows you to:

o	Review your current account balance, portfolio breakdown and beneficiary designations;

o	Enroll in electronic delivery notification (“EDN”) of statements and certain reports;

o	View current and previous years transactions, such as investments and redemptions;

o	Access your most recent Quarterly Master Account Statement;

o	Verify that money market checks have cleared;

o	Obtain current and previous years tax forms;

o	View your registered representative’s name, telephone number and office information; and

o	Change your password, nickname and e-mail address.

To begin using these benefits, follow the directions below:

o	Visit us at www.firstinvestors.com or call us at 1 (800) 423-4026 for assistance.

o	From our web site home page, select Account Access. Click on “Need to Register?” on the left side of the page or click registering online in the body of the text regarding setting up online access.

o	Enter your Social Security Number or Employer Identification Number, your Customer Number or one of your account numbers, your birth date and zip code.

o

Create a personalized User Name and Password and provide a valid e-mail address. You will be sent two e-mails, one confirming you have successfully registered for Web Access and a second e-mail providing an 8-digit verification code.

o	Click Login and enter your personalized User Name and Password. Enter the 8-digit verification code from the confirmation e-mail.

Keep your password confidential to safeguard your account. Contact us immediately if someone else has obtained your password or accessed your account. First Investors’ web site is a VeriSign Secure Site and we use state of the art encryption technology to keep your account information private. We recommend that you use 128-bit encryption when viewing your account information.

First Investors does not accept orders for transactions or address updates via our web site. For trusts, estates, attorney-in-fact, corporations, partnerships, and other entities, additional documentation is required to permit web access.

DETERMINATION OF NET ASSET VALUE

All Funds Except Cash Management Fund and Life Series Cash Management Fund.

In calculating its net asset value (“NAV”), each Fund, other than the Cash Management Fund and the Life Series Cash Management Fund, generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by a Fund’s Board. Foreign securities are priced based upon their market values as of the close of the foreign markets in which they principally trade. The Fund also relies on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in the Fund’s portfolio or when foreign markets are closed regardless of movements in the U.S. markets. The pricing service, its methodology or the threshold may change from time to time. In the event that a Fund holds any insured municipal bond which is in default in the payment of principal or interest, the defaulted bond may be valued based upon the value of a comparable bond which is insured and not in default. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Consistent with SEC regulations, changes in holdings of portfolio securities are generally reflected in the NAV calculation on the first business day following the trade (i.e., T + 1). Therefore, when a Fund purchases or sells a security during the day, any change in the value of the security that occurs that day is not reflected in the Fund’s NAV. “When-issued securities” are also reflected in the NAV of a Fund on a T + 1 basis. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect as of the close of the London Stock Exchange.

Cash Management Fund and Life Series Cash Management Fund.

Each of these Funds values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under that Rule relating to the Fund’s investments, some of which are discussed in each Fund’s Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

Each Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed ½ of 1% for the Fund, the Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund maintains a dollar weighted average portfolio maturity of 90 days or less and does not purchase any instrument with a remaining maturity greater than 397 days, limits portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the Trustees determine present minimal credit risks as advised by the Adviser, and complies with certain reporting and record keeping procedures. There is no assurance that a constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the Board will take appropriate action.

Emergency Pricing Procedures For All Funds.

Each Fund’s Board may suspend the determination of a Fund’s net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange (“NYSE”) is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency (“Emergency Closed Day”), the Funds will apply the following procedures:

1.     The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

2.     For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

(a)     In the case of a mail order, the order will be considered received by a Fund when the postal service has delivered it to FIC’s Edison, NJ offices prior to the close of regular trading on the NYSE; and

(b)     In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.

3.     If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

4.     On business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the NAV, for the Funds and their shareholders.

ALLOCATION OF PORTFOLIO BROKERAGE

The Adviser and subadvisers (in the case of Funds that have subadvisers) have authority to select broker-dealers that are used to effect portfolio transactions for the Funds. Portfolio transactions are generally structured as agency transactions or principal transactions. In agency transactions, the Funds generally pay brokerage commissions. In principal transactions, the Funds generally pay a dealer mark-up or selling concession. In the case of a riskless principal transaction, a dealer mark-up may be treated as a “commission” if the confirmation statement explicitly states the amount of the transaction that is considered to represent a commission. The Funds may also purchase certain fixed income securities directly from an issuer without paying commissions or discounts.

In selecting broker-dealers to execute portfolio transactions and assessing the reasonableness of their commissions, the Adviser and subadvisers consider, among other things, a broker-dealer’s expertise, reputation, reliability, and performance in executing transactions, and the value of any research that it makes available. A Fund may pay more than the lowest available commission (as that term is defined by the SEC) in return for brokerage and research services provided to the Adviser or, for Funds that employ a subadviser, to the subadviser. Additionally, the Adviser retains investment discretion over the accounts and may request the subadvisers to direct brokerage to broker-dealers selected by the Adviser in recognition of proprietary or third-party research provided by such broker-dealers to the Adviser. Also, if approved by the Board of the Funds, the Adviser or subadviser, as applicable, may use brokerage commissions to acquire services that do not qualify in whole or in part as research or brokerage services.

The research acquired by the Adviser or a subadviser with Fund commissions includes so-called proprietary research and third-party research. Proprietary research is research that is generated by a full-service brokerage firm and offered to the firm’s clients on a “bundled” basis along with execution services. In other words, there is no separately stated charge for the research. Third-party research is research that is prepared by an independent third-party and provided by a broker-dealer. In a third-party research arrangement, the cost of the research is generally stated both in dollars and in terms of a soft-to-hard dollar ratio. The client acquiring the research generally pays for the research by directing a specified amount of commission business to the broker-dealer that provides it. The broker-dealer in turn pays the third-party that is the original source of the research.

The type of research services acquired with Fund commissions include: (a) market data, such as stock quotes, last sale prices, trading volumes, and other information as to the market for and availability of securities for purchase or sale; (b) research reports containing statistical or factual information or opinions pertaining to the economy, particular industries or sectors, particular issuers, or the creditworthiness of issuers; (c) conferences and meetings with executives of issuers or analysts; and (d) data concerning Fund performance and fees. The Adviser generally uses each research service acquired with commissions to service all the Funds in the First Investors Family of Funds, rather than the particular Fund or Funds whose commissions may pay for a research service. In other words, a Fund’s brokerage commissions may be used to pay for a research service that is used in managing another Fund within the First Investors Family of Funds. The subadvisers may likewise use research obtained with commissions to service their other clients.

The Board of the Funds has approved an arrangement whereby the Adviser acquires two mixed-use services with commissions, Lipper’s Directors’ Analytical Data and iMoneyNet. These services are used by the Adviser both for research purposes and to analyze and report to the Fund’s Board a Fund’s performance and fees relative to other comparable funds. The Adviser currently allocates 50% of the cost of these arrangements to administration in the Funds’ expenses. The portion of the cost of each of these mixed-use services that is attributable to administration is treated as a Fund expense for purposes of computing the expense ratios that are included in the prospectuses.

The Adviser or subadviser may combine transaction orders placed on behalf of a Fund with orders placed for other clients for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price. The securities purchased or sold in such bunched orders must be allocated in accordance with written procedures approved by the Board of the Funds. The Adviser does not place portfolio orders with an affiliated broker-dealer or allocate brokerage commission business to any broker-dealer in recognition of distributing Fund shares. Moreover, no broker-dealer affiliated with FIMCO, Wellington Management, Vontobel or Smith participates in commissions generated by portfolio orders placed on behalf of any Fund. A broker-dealer affiliate of Paradigm Capital Management, CL King & Associates, has been authorized by the Board of the Funds to execute portfolio transactions on behalf of the Special Situations and Life Series Discovery Funds in accordance with procedures adopted by the Funds pursuant to Rule 17e-1 of the 1940 Act.

CREDIT RATINGS INFORMATION

Standard & Poor’s (“S&P”) Long-Term Issue Credit Ratings.

     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings are based, in varying degrees, on the following considerations:

o	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o	Nature of and provisions of the obligation; and

o

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

     Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

     AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Note: BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

     C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

     D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Obligation Ratings.

     Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

     Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B: Obligations rated B are considered speculative and are subject to high credit risk.

     Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Short-Term Issue Credit Ratings.

     Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

     A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Note: Dual Ratings. Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Moody’s Short-Term Credit Ratings.

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

     P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P Short-Term Municipal Note Credit Ratings.

     A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

Moody’s Short-Term Municipal Debt Credit Ratings.

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

GENERAL INFORMATION

Custodian. The Bank of New York Mellon      Corp., One Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except for First Investors Global and International Funds and First Investors Life Series International Fund, and employs foreign sub-custodians and foreign securities depositories to provide custody of foreign assets. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the First Investors Global and International Funds and First Investors Life Series International Fund and employs foreign subcustodians and foreign securities depositories to provide custody of their foreign assets.

Audits and Reports. The accounts of the Funds are audited twice a year by Tait, Weller & Baker LLP, an independent registered public accounting firm, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

Legal Counsel. K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006, serves as counsel to the Funds.

Transfer Agent. Administrative Data Management Corp. (“ADM”), Raritan Plaza I, Edison, NJ 08837, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. ADM provides services to account holders that includes, but is not limited to, opening and closing non-retirement and retirement accounts, transacting purchases, redemptions and exchanges, issuing checks, issuing tax statements, issuing account statements and maintaining records for the Funds. ADM receives fees from the Funds that are based upon a combination of account maintenance and a per transaction basis in accordance with a fee schedule that is approved by the Board of the Funds. In addition, the Funds reimburse ADM for its out-of-pocket costs including, but not limited to, the costs of postage, forms, envelopes, telephone lines and other similar items. The Transfer Agent's telephone number is 1-800-423-4026.

Tax Deferred Accounts. First Investors Federal Savings Bank (“FIFSB”) acts as custodian on certain tax deferred accounts that are opened through ADM (such as IRA, 403(b), or ESA accounts). FIFSB charges an annual custodial fee for each type of tax deferred account it services irrespective of the number of Funds that are held in the tax deferred account. These custodial fees are currently being paid by the Funds but the Funds reserve the right to discontinue paying this fee at any time on 45 days’ written notice to account holders. FIFSB reserves the right to increase or modify the custodial fee on prior written notice.

Shareholder and Trustee Liability. Each First Investors Fund is organized as a Delaware statutory trust. The Declaration of Trust of each Fund contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Further, any note, bond, contract or other written obligation of the Trust or Fund may contain a disclaimer that the obligation may be only enforced against the assets of the Trust or Fund, but the omission of such disclaimer will not operate to bind or create personal liability for any shareholder or Trustee.

Each Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of the Fund. Each Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. Each Fund’s Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Each Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

APPENDIX A

TAXES

The following is a general discussion of the federal tax law that applies to the First Investors Funds. The discussions of the general tax treatment of distributions and dispositions of shares, taxation of the Funds in general, and special rules for Tax Exempt Funds (as defined below) (Sections C, D, and E see below, respectively) are not applicable to Funds the shares of which you have purchased through an individual retirement account, a 403(b) account, a 401(k) plan, a variable annuity contract, a variable life insurance policy, or other tax-deferred investment vehicle. If you have purchased Fund shares through a variable annuity contract or a variable life insurance policy, you should also review the prospectus and statement of additional information (“SAI”) for that product for information concerning taxes. If you have purchased shares of a Tax Exempt Fund (see “E. Special Rules for Tax Exempt Funds” below), you should read the prospectus and SAI of that Fund for information concerning state and local tax considerations.

A.      Compliance with Subchapter M of the Code

Each Fund, which is treated as a separate corporation for federal tax purposes, has elected to be, and has qualified each taxable year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (“Code”). To continue qualifying for treatment as a RIC, a Fund must meet the following requirements each taxable year:

(1) The Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”);

(2) The Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and

(3) At the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (which, for these purposes, includes a QPTP’s equity securities) and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“Subchapter M Diversification Requirements”).

If a Fund qualifies for treatment as a RIC during a taxable year, it is relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for that treatment for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions that otherwise would be “exempt-interest dividends” (see “E. Special Rules for Tax-Exempt Funds” below) and distributions of net capital gain, dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gain -- a maximum of 15%); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

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B.     Compliance with Subchapter L of the Code

Each Fund that serves as an underlying funding vehicle for an insurance company separate account (i.e., each series of First Investors Life Series Funds) (each, a “Life Series Fund”) must also comply with the diversification requirements imposed on such accounts by section 817(h) of the Code and the regulations thereunder (collectively “Subchapter L”). These requirements, which are in addition to the Subchapter M Diversification Requirements applicable to all Funds, place certain limitations on the assets of each separate account — and of each Life Series Fund, because Subchapter L treats the assets of a Life Series Fund as assets of the related separate account — that may be invested in securities of a single issuer or a small number of issuers.

Specifically, Subchapter L provides that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the value of a separate account's total assets may be represented by one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Subchapter M Diversification Requirements are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other RICs.

The failure of a Life Series Fund to satisfy the Subchapter L diversification requirements would result in taxation of First Investors Life Insurance Company and treatment of its contract holders and policy owners other than as described in the prospectuses of its separate accounts. Specifically, the internal earnings within the contracts and policies could be immediately taxable rather than tax-deferred.

C.     General Tax Treatment of Distributions and Dispositions of Shares

Dividends a Fund distributes to its shareholders that are derived from dividends and taxable interest it receives on its investments, net short-term gain, and net gains from certain foreign currency transactions, if any, are taxable to its shareholders as ordinary income (except as noted below) to the extent of its earnings and profits, whether received in cash or reinvested in additional Fund shares. Distributions from a Fund’s net capital gain are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares; those distributions are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain a Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011. Dividends and other distributions also may be subject to state and local taxes.

A portion of the dividends from a Fund's investment company taxable income may be eligible for the 15% maximum federal income tax rate applicable to “qualified dividend income” that individuals receive through 2010 and the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a Fund receives from most U.S. corporations and, for purposes of the 15% rate, certain foreign corporations. In addition, the availability of that rate and the dividends-received deduction is subject to certain holding period, and other restrictions imposed on each Fund with respect to the shares it holds on which the dividends were paid and on each shareholder with respect to the Fund shares on which the Fund dividends were paid. Dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

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Dividends and other distributions a Fund declares in October, November, or December of any year that are payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

Any capital gain an individual shareholder recognizes on a redemption or exchange through 2010 of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate referred to above. If Fund shares are sold at a loss after being held for six months or less, any loss that is not disallowed (see “E. Special Rules for Tax Exempt Funds” below) will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. A loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent those shares are replaced by other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (which could occur, for example, as a result of reinvesting Fund distributions). In that event, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

Dividends from a Fund’s investment company taxable income that are paid to a shareholder who is a non-resident alien individual or foreign entity (a “non-U.S. person”) generally are subject to 30% federal withholding tax (but not, in such event, subject to back-up withholding, described below) unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. However, a Fund’s distributions that are (1) made to a beneficial owner of its shares that certifies that it is a non-U.S. person, with certain exceptions, and (2) attributable to its “qualified net interest income” and/or net short-term gain are exempt from that withholding tax. Non-U.S. persons are urged to consult their own tax advisers concerning the applicability of that withholding tax.

D.    Taxation of the Funds in General

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest a Fund receives, and gains a Fund realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it paid. Pursuant to any such election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing taxable income. If a Fund takes this election, it will report to its shareholders shortly after each taxable year their respective shares of foreign taxes it paid and its foreign-source income. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign-source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

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If a Fund invests in the stock of a “passive foreign investment company” (“PFIC”), special tax rules apply. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on “qualified dividend income” described above.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which it probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC's stock over a Fund’s adjusted basis in that stock as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

If a Fund invests in non-municipal zero coupon or other securities issued with original issue discount (“OID”), the Fund must include in its income the portion of the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, each Fund must include in its gross income securities it receives as “interest” on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

If a Fund uses hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, complex rules apply to determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, are treated as qualifying income under the Income Requirement.

Some futures, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which the Funds invest may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (i.e., treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256

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contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If a Fund’s section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.

Offsetting positions a Fund may enter into or hold in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to its basis in the subject securities or futures contract.

If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the

II-A-5

appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obliged to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

E.     Special Rules for Tax Exempt Funds

Special rules apply to the dividends paid by the Funds that invest primarily in tax-exempt municipal securities (“Tax Exempt Funds”).

The portion of the dividends a Tax-Exempt Fund pays equal to the excess of its excludable interest over certain amounts disallowed as deductions (thus excluding distributions of capital gains) will qualify as “exempt-interest dividends” and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; each Tax-Exempt Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Fund’s shareholders’ gross income may not exceed its net tax-exempt income. Shareholders' treatment of exempt-interest dividends under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

If shares of a Tax Exempt Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

Except as noted in the following sentence, (1) tax-exempt interest paid on certain private activity bonds (“PABs”) (including, to the extent a Tax-Exempt Fund receives such interest, a proportionate part of the exempt-interest dividends it pays) is a tax preference item for purposes of the federal alternative minimum tax (“AMT”) and (2) interest on all tax exempt obligations is included in a corporation’s “adjusted current earnings” for AMT purposes (“ACE”), without regard to whether a Tax Exempt Fund’s tax exempt interest is attributable to PABs. Pursuant to the American Recovery and Reinvestment Tax Act of 2009, interest on PABs will not be a tax preference item or be included in a corporation’s ACE with respect to bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009. Entities or other persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should consult their tax advisers before purchasing shares of a Tax Exempt Fund because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for a taxable year for recipients whose modified adjusted gross income (which includes exempt-interest dividends) plus 50% of their benefits for the year exceeds certain base amounts. Exempt-interest dividends from a Tax-Exempt Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts. Interest on indebtedness incurred or continued by a shareholder to purchase or carry Tax-Exempt Fund shares is not deductible for federal income tax purposes.

A Tax Exempt Fund may invest in municipal bonds that are purchased, generally not on their original issue, with “market discount” (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (“municipal market discount bonds”). Market discount less than the product of (1) 0.25% of the

II-A-6

redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Any gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, a Tax-Exempt Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

If a Tax Exempt Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of a Tax Exempt Fund.

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PART C. OTHER INFORMATION

Item 23.	Exhibits

(a)(i)	Certificate of Trust[2]

(a)(ii)	Trust Instrument[2]

(b)	By-laws[2]

(c)	Shareholders' rights are contained in Articles IV, V, VI, IX, and X of the Registrant’s Trust Instrument and Articles V, VI, VII and VIII of the Registrant’s By-laws

(d)	Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.[2]

(e)	Underwriting Agreement between Registrant and First Investors Corporation[2]

(f)	Bonus, profit sharing or pension plans - none

(g)(i)	Custody Agreement between Registrant’s predecessor funds and The Bank of New York (“BNY”)[2]

(g)(ii)	Addendum to Custody Agreement with BNY[2]

(h)	Transfer Agent Agreement between Registrant and Administrative Data Management Corp.[2]

(i)	Opinion and Consent of Counsel – filed herewith

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith

(k)	Financial statements omitted from prospectus – none

(l)	Initial capital agreements - none

(m)(i)	Class A Distribution Plan[2]

(m)(ii)	Class B Distribution Plan[2]

(n)	Multiple Class Plan pursuant to Rule 18f-3[2]

(o)	Reserved

(p)	Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters[1]

Other Exhibits

Powers of Attorney[2]

_______________________________

[1]

Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of First Investors Series Fund II, Inc. (File No. 033-46924), filed on October 11, 2000.

[2]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 29 to Registrant’s Registration Statement (File No. 002-82572), filed on April 28, 2006.

Item 24.     Persons Controlled by or Under Common Control with Registrant

There are no persons controlled by or under common control with the Registrant.

Item 25.     Indemnification

Article IX of the Trust Instrument of the Registrant provides as follows:

Section 1.     LIMITATION OF LIABILITY. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2.     INDEMNIFICATION.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i)     every person who is, or has been, a Trustee or an officer or employee of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof.

(ii)     as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)     No indemnification shall be provided hereunder to a Covered Person:

(i)     who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)     in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)     To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)     Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such, repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3.     INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.

Article IX, Section 3 of the By-laws of the Registrant provides as follows:

Section 3.     Advance Payment of Indemnifiable Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

Number 7 of the Registrant's Investment Advisory Agreement provides as follows:

7.     Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

Number 12 of the Registrant's Underwriting Agreement provides as follows:

12. Limitation of Liability. The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the Shares through dealers and in performing its duties in redeeming and repurchasing the Shares, but nothing contained in this Agreement shall make the Underwriter or any of its officers, directors or shareholders liable for any loss sustained by the Fund or any of its officers, trustees or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement, provided that nothing contained herein shall protect the Underwriter against any liability to the Fund of to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which it may have under the Securities Act of 1933, as amended (“1993 Act”), or the 1940 Act.

The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s, officer's, employee’s or agent’s office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The trustees and officers of the Registrant are insured against certain liabilities arising out of their conduct in such capacities. The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 26.     Business and Other Connections of the Investment Adviser

First Investors Management Company, Inc. (“FIMCO”) is a registered investment adviser and provides investment management services to the Registrant. The description of FIMCO under the caption “Fund Management” in the Prospectus and under the caption “Management of the Funds” in Part II of the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of the adviser during the past two years is set forth in Part I of the Statement of Additional Information under the caption “Trustees and Officers” and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7885), both of which are incorporated herein by reference.

Item 27.     Principal Underwriters

(a)     First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

First Investors Income Funds

First Investors Equity Funds
First Investors Life Variable Annuity Fund A
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D

First Investors Life Level Premium Variable Life Insurance (Separate Account B)

First Investors Life Modified Single Premium Variable Life Insurance (Separate Account

   E)

(b)     The following persons are the officers and directors of the Underwriter:

The principal business address of each director and officer listed below is c/o First Investors Legal Department, 110 Wall Street, New York, New York 10005.

Name	Position and Office with First Investors Corporation	Position and Office with Registrant

Kathryn S. Head	Chairman of the Board and Director	President and Trustee

Larry R. Lavoie	Director, Secretary and General Counsel	Chief Compliance Officer

Robert J. Grosso	Chief Compliance Officer	None

Frederick Miller	Senior Vice President	None

Robert Flanagan	Director and President	None

William M. Lipkus	Chief Financial Officer and Treasurer	None

Anne Condon	Vice President	None

Elizabeth Reilly	Vice President	None

Matthew Smith	Vice President	None

Marjorie Solowey	Vice President	None

Mark Segal	Assistant Vice President	None

William J. Vogt	Assistant Vice President	None

Carol Lerner Brown	Assistant Secretary	Assistant Secretary

Conrad Charak	Assistant Secretary	None

(c)     Not applicable

Item 28.     Location of Accounts and Records

Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 110 Wall Street, New York, NY 10005, and at their administrative offices, Raritan Plaza 1, Edison, NJ 08837, except for those maintained by the Registrant's Custodian, The Bank of New York Mellon Corp., One Wall Street, New York, NY 10286, at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage) and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 29.     Management Services

Not applicable.

Item 30.     Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 27th day of April 2009.

FIRST INVESTORS TAX EXEMPT FUNDS

By:	/s/ Kathryn S. Head
Kathryn S. Head
President and Trustee

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 33 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Kathryn S. Head	President and Trustee	April 27, 2009
Kathryn S. Head

/s/ Joseph I. Benedek	Treasurer and Principal	April 27, 2009
Joseph I. Benedek	Accounting Officer

/s/ Charles R. Barton, III	Trustee	April 27, 2009
Charles R. Barton, III*

/s/ Stefan L. Geiringer	Trustee	April 27, 2009
Stefan L. Geiringer*

/s/ Robert M. Grohol	Trustee	April 27, 2009
Robert M. Grohol*

/s/ Arthur M. Scutro, Jr.	Trustee	April 27, 2009
Arthur M. Scutro, Jr.*

/s/ James M. Srygley	Trustee	April 27, 2009
James M. Srygley*

/s/ Robert F. Wentworth	Chairman of the Board	April 27, 2009
Robert F. Wentworth*	and Trustee

*	By:	/s/ Larry R. Lavoie
Larry R. Lavoie
(Attorney-in-Fact)

Exhibit Index

Type	Description

EX-99.i	Opinion and Consent of Counsel

EX-99.j	Consent of Independent Registered Public Accounting Firm